Exhibit 10.2

SIXTH AMENDMENT TO CREDIT AGREEMENT
This SIXTH AMENDMENT TO CREDIT AGREEMENT, dated as of September 26, 2023 (including the annexes, schedules, exhibits and other attachments hereto, this “Sixth Amendment”), by and among Vistra Operations Company LLC, a Delaware limited liability company (the “Borrower”), Vistra Intermediate Company LLC, a Delaware limited liability company (“Holdings”), the other Credit Parties (as defined in the Credit Agreement referred to below) party hereto, the Lenders party hereto and Citibank, N.A., as Administrative Agent and as Collateral Agent. Capitalized terms used but not defined herein shall have the respective meanings assigned to such terms in the Credit Agreement (as defined below) as modified hereby.
RECITALS:
WHEREAS, reference is hereby made to the Credit Agreement, dated as of February 4, 2022 (as amended by the First Amendment to Credit Agreement, dated as of May 5, 2022 (the “First Amendment”), as further amended by the Second Amendment to Credit Agreement, dated as of May 26, 2022 (the “Second Amendment”), as further amended by the Third Amendment to Credit Agreement, dated as of June 8, 2022 (the “Third Amendment”), as further amended by the Fourth Amendment to Credit Agreement, dated as of October 5, 2022 (the “Fourth Amendment”), as further amended by the Fifth Amendment to Credit Agreement, dated as of October 21, 2022 (the “Fifth Amendment”) and as further amended, restated, amended and restated, supplemented and/or otherwise modified from time to time prior to the Sixth Amendment Effective Date referred to below, the “Credit Agreement”), among Holdings, the Borrower, the Lenders party thereto, the Administrative Agent, the Collateral Agent and the other parties named therein; and
WHEREAS, pursuant to Section 13.1 of the Credit Agreement, the Borrower and the Lenders party hereto constituting not less than the Required Lenders hereby agree to amend the Credit Agreement to modify certain provisions of the Credit Agreement as set forth herein, in each case, subject to the terms and conditions hereof;
NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:
A.Amendments to Credit Agreement and Exhibits to Credit Agreement.
1.Effective as of the Sixth Amendment Effective Date, and subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended to incorporate the changes reflected in the redlined version of the Credit Agreement attached hereto as Exhibit A.
2.Effective as of the Sixth Amendment Effective Date, and subject to the terms and conditions set forth herein, Exhibit E to the Credit Agreement is hereby deleted in its entirety.
3.Effective as of the Sixth Amendment Effective Date, and subject to the terms and conditions set forth herein, Exhibits E-1, E-2, E-3 and E-4 are hereby added as exhibits to the Credit Agreement (as modified hereby), each in the applicable form set forth in Exhibit B attached hereto.
4.Subject to the terms and conditions set forth herein, each Lender party hereto (collectively constituting the Required Lenders) hereby consents to the Clear Sky Transactions (as defined in the Senior Secured Credit Agreement) (including the contribution, directly or indirectly, of the equity interests of the entities set forth on Schedule 1 hereto (collectively, the “Specified Subsidiaries”), other than Vistra Preferred, LLC, to Vistra Preferred, LLC) and (i) directs the Administrative Agent to release each Guarantor listed on Schedule 2 hereto (collectively, the “Specified Guarantors”) from its respective Guarantee and (ii) acknowledges and consents to the Collateral Trustee, at the direction of the Controlling Priority Lien Representative (as defined in the Collateral Trust Agreement), releasing its Lien on (x) the Collateral of each Specified Guarantor and (y) the Equity Interests (as defined in the Senior Secured Credit Agreement) of each Specified Guarantor, in the case of each of the immediately preceding clauses (i) and (ii), upon the consummation of the Clear Sky Acquisition (as defined in the Senior Secured Credit Agreement)

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pursuant to the Clear Sky Acquisition Agreement (as defined in the Senior Secured Credit Agreement) (the release of the Specified Guarantors pursuant to clause (i) and the respective Liens pursuant to clause (ii), the “Sixth Amendment Release”).
B.Conditions Precedent. This Sixth Amendment shall become effective as of the first date (the “Sixth Amendment Effective Date”) when each of the conditions set forth in this Section B shall have been satisfied:
1.The Administrative Agent shall have received duly executed counterparts hereof that, when taken together, bear the signatures of (a) the Borrower, (b) each of the other Credit Parties, (c) the Administrative Agent and the Collateral Agent and (d) Lenders constituting the Required Lenders.
2.The Administrative Agent shall have received a customary legal opinion of (a) Sidley Austin LLP, counsel to the Credit Parties and (b) Yuki Whitmire, Associate General Counsel of Vistra Energy Corp., in each case, (x) addressed to the Administrative Agent, the Collateral Agent and each Lender party to the Credit Agreement (as modified hereby), (y) dated as of the Sixth Amendment Effective Date and (z) in form and substance reasonably satisfactory to the Administrative Agent.
3.The Administrative Agent shall have received (x) a certificate of good standing (or subsistence) with respect to each Credit Party from the Secretary of State (or similar official) of the State of such Credit Party’s organization, (y) a closing certificate executed by an Authorized Officer of the Borrower, dated the Sixth Amendment Effective Date, certifying as to the accuracy (with respect to clauses (a), (b) and (c) of Section C.1 of this Sixth Amendment, in all material respects) of the matters set forth in Section C.1 of this Sixth Amendment and (z) a certificate executed by an Authorized Officer of the Borrower, dated the Sixth Amendment Effective Date, certifying as to the incumbency and specimen signature of each officer of a Credit Party executing this Sixth Amendment or any other document delivered in connection herewith on behalf of any Credit Party and attaching (A) a true and complete copy of the certificate of incorporation (or other applicable charter document) of each Credit Party, including all amendments thereto, as in effect on the Sixth Amendment Effective Date, certified as of a recent date by the Secretary of State (or analogous official) of the jurisdiction of its organization, that has not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (x) above, (B) a true and complete copy of the by-laws (or other applicable operating agreements) of each Credit Party as in effect on the Sixth Amendment Effective Date and (C) a true and complete copy of resolutions duly adopted or written consents duly executed by the board of directors (or equivalent governing body or any committee thereof) of each Credit Party authorizing the execution, delivery and performance of this Sixth Amendment, the performance of the Credit Agreement and the other Credit Documents (in each case, as modified hereby), the transactions contemplated by this Sixth Amendment and certifying that such resolutions or written consents have not been modified, rescinded or amended and are in full force and effect. Notwithstanding the foregoing, the conditions set forth in clauses (z)(A) and (z)(B) of the immediately preceding sentence may be satisfied by a certification of an Authorized Officer of the Borrower certifying that there have been no changes to the applicable Organizational Documents referred to in clauses (z)(A) and (z)(B) in the immediately preceding sentence since the versions thereof previously delivered to the Administrative Agent.
4.No Default or Event of Default shall have occurred and be continuing (both immediately before and immediately after giving effect to this Sixth Amendment and the transactions contemplated hereby).
5.The Administrative Agent shall have received a certificate, dated as of the Sixth Amendment Effective Date and executed by an Authorized Officer of the Borrower, certifying that the condition in Section B.4 above has been satisfied on such date.
6.The Administrative Agent shall have received, at least two Business Days prior to the Sixth Amendment Effective Date, all documentation and other information with respect to the Credit Parties that is requested by the Administrative Agent or a Lender party hereto and is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act, in each case to the extent reasonably requested in writing at least 5 Business Days prior to the Sixth Amendment Effective Date by the Administrative Agent or any such Lender party hereto.
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7.The Borrower shall have, to the extent invoiced at least three Business Days prior to the Sixth Amendment Effective Date, reimbursed or paid all reasonable and documented out-of-pocket expenses in connection with this Sixth Amendment and any other reasonable and documented out-of-pocket expenses of the Agents, including the reasonable fees, charges and disbursements of counsel for the Agents as required to be paid or reimbursed pursuant to the Credit Agreement.
C.Other Terms.
1.Credit Party Certifications. By execution of this Sixth Amendment, each Credit Party hereby certifies, solely with respect to itself and on behalf of the applicable Credit Party and not in his/her individual capacity, that as of the Sixth Amendment Effective Date:
(a)such Credit Party has the corporate or other organizational power and authority to execute and deliver this Sixth Amendment and carry out the terms and provisions of this Sixth Amendment and the Credit Agreement and the other Credit Documents (in each case, as modified hereby) and has taken all necessary corporate or other organizational action to authorize the execution and delivery of this Sixth Amendment and performance of this Sixth Amendment and the Credit Agreement and the other Credit Documents (in each case, as modified hereby);
(b)such Credit Party has duly executed and delivered this Sixth Amendment and each of this Sixth Amendment and the Credit Agreement and the other Credit Documents (in each case, as modified hereby) constitutes the legal, valid and binding obligation of such Credit Party enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law) (provided that, with respect to the creation and perfection of security interests with respect to Indebtedness, Stock and Stock Equivalents of Foreign Subsidiaries, only to the extent the creation and perfection of such obligation is governed by the Uniform Commercial Code);
(c)none of the execution and delivery by such Credit Party of this Sixth Amendment, the performance by such Credit Party of this Sixth Amendment and the Credit Agreement and the other Credit Documents (in each case, as modified hereby) or the compliance with the terms and provisions hereof or thereof or the consummation of the transactions contemplated hereby will (a) contravene any applicable provision of any material Applicable Law (including material Environmental Laws) other than any contravention which would not reasonably be expected to result in a Material Adverse Effect, (b) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of any Lien upon any of the property or assets of Holdings, the Borrower or any Restricted Subsidiary (other than Liens created under the Credit Documents, Permitted Liens or Liens subject to an intercreditor agreement permitted hereby or the Collateral Trust Agreement) pursuant to the terms of any material indenture, loan agreement, lease agreement, mortgage, deed of trust or other material debt agreement or instrument to which Holdings, the Borrower or any Restricted Subsidiary is a party or by which it or any of its property or assets is bound other than any such breach, default or Lien that would not reasonably be expected to result in a Material Adverse Effect, or (c) violate any provision of the Organizational Documents of such Credit Party;
(d)the representations and warranties of such Credit Party contained in the Credit Agreement and the other Credit Documents (in each case, as modified hereby) are true and correct in all material respects on and as of the Sixth Amendment Effective Date (both before and after giving effect thereto) to the same extent as though made on and as of the Sixth Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date;
(e)the Borrower falls under an express exclusion from the “legal entity customer” definition under 31 C.F.R. §1010.230(e)(2) and the applicable exclusion is 31 C.F.R. §1020.315(b)(5);
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(f)no Default or Event of Default has occurred and is continuing or would result from the consummation of the transactions contemplated hereby; and
(g)the assets and activities of the Specified Subsidiaries and the Specified Guarantors are limited solely to those related to the nuclear, retail and renewables (including, for the avoidance of doubt, battery energy storage) business lines of the Borrower and its Subsidiaries.
2.Amendment, Modification and Waiver. This Sixth Amendment may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered in accordance with the provisions of Section 13.1 of the Credit Agreement.
3.Entire Agreement. This Sixth Amendment, the Credit Agreement (as modified hereby) and the other Credit Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.
4.GOVERNING LAW. THIS SIXTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
5.Severability. Any term or provision of this Sixth Amendment which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Sixth Amendment or affecting the validity or enforceability of any of the terms or provisions of this Sixth Amendment in any other jurisdiction. If any provision of this Sixth Amendment is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.
6.Counterparts. This Sixth Amendment may be executed in one or more counterparts (and by different parties hereto in different counterparts), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by fax or other electronic transmission of an executed counterpart of a signature page to this Sixth Amendment shall be effective as delivery of an original executed counterpart of this Sixth Amendment and the words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Sixth Amendment shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. The Administrative Agent may, in its discretion, require that any such documents and signatures executed electronically or delivered by fax or other electronic transmission be confirmed by a manually-signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature executed electronically or delivered by fax or other electronic transmission.
7.Submission to Jurisdiction. Each party hereto irrevocably and unconditionally:
(a)submits for itself and its property in any legal action or proceeding relating to this Sixth Amendment and the other Credit Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York and appellate courts from any thereof;
(b)consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or
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proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;
(c)agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at such address of which the Administrative Agent shall have been notified pursuant to Section 13.2 of the Credit Agreement;
(d)agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction;
(e)subject to the last paragraph of Section 13.5 of the Credit Agreement, waives, to the maximum extent not prohibited by Applicable Law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section C.7 any special, exemplary, punitive or consequential damages; and
(f)agrees that a final judgment in any action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Applicable Law.
8.Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS SIXTH AMENDMENT AND FOR ANY COUNTERCLAIM THEREIN.
9.Reaffirmation. By executing and delivering a counterpart hereof, (i) each Credit Party hereby agrees that, as of the Sixth Amendment Effective Date and after giving effect to this Sixth Amendment and the transactions contemplated hereby, all Obligations of the Borrower shall be guaranteed pursuant to the Guarantee in accordance with the terms and provisions thereof and shall be secured pursuant to the Security Documents in accordance with the terms and provisions thereof; (ii) each Credit Party hereby (A) agrees that, notwithstanding the effectiveness of this Sixth Amendment, as of the Sixth Amendment Effective Date and after giving effect thereto, the Security Documents continue to be in full force and effect, (B) agrees that, as of the Sixth Amendment Effective Date and after giving effect to this Sixth Amendment and the transactions contemplated hereby (for the avoidance of doubt, prior to giving effect to the Sixth Amendment Release), all of the Liens and security interests created and arising under each Security Document to which it is a party remain in full force and effect on a continuous basis, and the perfected status and priority of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, as collateral security for its Obligations under the Credit Documents (as modified hereby) to which it is a party, in each case, to the extent provided in, and subject to the limitations and qualifications set forth in, such Credit Documents (as modified hereby) and (C) affirms and confirms all of its obligations and liabilities under the Credit Agreement and each other Credit Document (as modified hereby) to which it is a party, in each case after giving effect to this Sixth Amendment and the transactions contemplated hereby (for the avoidance of doubt, prior to giving effect to the Sixth Amendment Release), including its guarantee of the Obligations and the pledge of and/or grant of a security interest in its assets as Collateral pursuant to the Security Documents (as modified hereby) to which it is a party to secure such Obligations, all as provided in the Security Documents (as modified hereby), and acknowledges and agrees that, as of the Sixth Amendment Effective Date, such obligations, liabilities, guarantee, pledge and grant continue in full force and effect in respect of, and to secure, such Obligations under the Credit Agreement and the other Credit Documents, in each case after giving effect to this Sixth Amendment and the other transactions contemplated hereby (for the avoidance of doubt, prior to giving effect to the Sixth Amendment Release); and (iii) each Guarantor agrees that nothing in the Credit Agreement, this Sixth Amendment or any other Credit Document shall be deemed to require the consent of such Guarantor to any future amendment to the Credit Agreement (as modified hereby). This Sixth Amendment shall not extinguish the obligations of the parties outstanding under the Security Documents or discharge, release or otherwise change the priority of any Lien on any Collateral pursuant to any of the Security Documents (other than as contemplated by the Sixth Amendment Release upon the consummation of the Clear Sky Acquisition pursuant to the Clear Sky Acquisition Agreement). Nothing herein contained shall be construed as a substitution or novation of the obligations, guarantees and liabilities outstanding under the Security
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Documents, and it is the intent of the parties hereto to confirm that all of the respective obligations of each of the Borrower and each other Credit Party under the Security Documents to which it is a party shall continue in full force and effect.
10.Miscellaneous. This Sixth Amendment shall constitute a Credit Document for all purposes of the Credit Agreement and the other Credit Documents (in each case, as modified hereby). Except as specifically modified by this Sixth Amendment, (i) the Credit Agreement and the other Credit Documents shall remain in full force and effect and (ii) the execution, delivery and performance of this Sixth Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Credit Documents.
[SIGNATURES APPEAR ON THE FOLLOWING PAGES]
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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Sixth Amendment as of the date first set forth above.
CITIBANK, N.A., as Administrative Agent, Collateral Agent and a Lender

By: /s/ Ashwani Khubani
Name: Ashwani Khubani
Title: Managing Director

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BANK OF AMERICA, N.A., as a Lender

By: /s/ Christopher J. Heitker
Name: Christopher J. Heitker
Title: Director

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BANK OF MONTREAL, CHICAGO BRANCH, as a Lender

By: /s/ Darren Thomas
Name: Darren Thomas
Title: Director

[Signature Page to Sixth Amendment]

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BARCLAYS BANK PLC, as a Lender

By: /s/ Sydney G. Dennis
Name: Sydney G. Dennis
Title: Director

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BNP PARIBAS, as a Lender

By: /s/ Denis O'Meara
Name: Denis O'Meara
Title: Managing Director

By: /s/ Miko McGuire
Name: Miko McGuire
Title: Vice President

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CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By: /s/ Dixon Schultz
Name: Dixon Schultz
Title: Managing Director

By: /s/ Michael D. Willis
Name: Michael D. Willis
Title: Managing Director

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CREDIT SUISSE AG, NEW YORK BRANCH, as a Lender

By: /s/ Mikhail Faybusovich
Name: Mikhail Faybusovich
Title: Authorized Signatory

By: /s/ John Basilici
Name: John Basilici
Title: Authorized Signatory

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GOLDMAN SACHS BANK USA, as a Lender

By: /s/ Dan Martis
Name: Dan Martis
Title: Authorized Signatory

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JPMORGAN CHASE BANK, N.A., as a Lender

By: /s/ Santiago Gascon
Name: Santiago Gascon
Title: Vice President

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MIZUHO BANK, LTD., as a Lender

By: /s/ Edward Sacks
Name: Edward Sacks
Title: Authorized Signatory

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MORGAN STANLEY SENIOR FUNDING, INC., as a Lender

By: /s/ Scott Taylor
Name: Scott Taylor
Title: Vice President

MORGAN STANLEY BANK, N.A., as a Lender

By: /s/ Scott Taylor
Name: Scott Taylor
Title: Vice President

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MUFG BANK, LTD., as a Lender

By: /s/ Jeffrey Fesenmaier
Name: Jeffrey Fesenmaier
Title: Managing Director

[Signature Page to Sixth Amendment]

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ROYAL BANK OF CANADA, as a Lender

By: /s/ Frank Lambrinos
Name: Frank Lambrinos
Title: Authorized Signatory

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SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By: /s/ Suela Von Bargen
Name: Suela Von Bargen
Title: Director

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TRUIST BANK, as a Lender

By: /s/ Justin Lien
Name: Justin Lien
Title: Director

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VISTRA OPERATIONS COMPANY LLC, as Borrower

By: /s/ William M. Quinn
Name: William M. Quinn
Title: Senior Vice President and Treasurer
VISTRA INTERMEDIATE COMPANY LLC, as Holdings

By: /s/ William M. Quinn
Name: William M. Quinn
Title: Senior Vice President and Treasurer

[Signature Page to Sixth Amendment]

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BRIGHTSIDE SOLAR, LLC
DECORDOVA BESS LLC
EMERALD GROVE SOLAR, LLC
MOSS LANDING ENERGY STORAGE 1, LLC
MOSS LANDING ENERGY STORAGE 2, LLC
MOSS LANDING ENERGY STORAGE 3, LLC
UPTON COUNTY SOLAR 2, LLC
VISTRA ZERO OPERATING COMPANY, LLC
AMBIT CALIFORNIA, LLC
AMBIT ENERGY HOLDINGS, LLC
AMBIT HOLDINGS, LLC
AMBIT ILLINOIS, LLC
AMBIT MARKETING, LLC
AMBIT MIDWEST, LLC
AMBIT NEW YORK, LLC
AMBIT NORTHEAST, LLC
AMBIT TEXAS, LLC
ANGUS SOLAR, LLC
BELLINGHAM POWER GENERATION LLC
BIG BROWN POWER COMPANY LLC
BIG SKY GAS HOLDINGS, LLC
BIG SKY GAS LLC
BLACKSTONE POWER GENERATION LLC
BLUENET HOLDINGS, LLC
CALUMET ENERGY TEAM, LLC
CASCO BAY ENERGY COMPANY, LLC
COFFEEN AND WESTERN RAILROAD COMPANY
COLETO CREEK ENERGY STORAGE LLC
COLETO CREEK POWER, LLC
COMANCHE PEAK POWER COMPANY LLC
CONNECTICUT GAS & ELECTRIC, LLC
CORE SOLAR SPV I, LLC
CRIUS ENERGY LLC
CRIUS ENERGY HOLDINGS, LLC
CRIUS SOLAR FULFILLMENT, LLC
DALLAS POWER & LIGHT COMPANY, INC.
DICKS CREEK POWER COMPANY LLC
DYNEGY COAL HOLDCO, LLC
DYNEGY COAL TRADING & TRANSPORTATION, L.L.C.
DYNEGY CONESVILLE, LLC
DYNEGY ENERGY SERVICES (EAST), LLC
DYNEGY ENERGY SERVICES, LLC
DYNEGY KILLEN, LLC
DYNEGY MARKETING AND TRADE, LLC
DYNEGY MIDWEST GENERATION, LLC
DYNEGY OPERATING COMPANY
DYNEGY POWER MARKETING, LLC
DYNEGY RESOURCES GENERATING HOLDCO, LLC
DYNEGY SOUTH BAY, LLC
DYNEGY STUART, LLC
ENERGY REWARDS, LLC
ENERGY SERVICES PROVIDERS, LLC
ENNIS POWER COMPANY, LLC
EQUIPOWER RESOURCES CORP.
EVERYDAY ENERGY NJ, LLC
EVERYDAY ENERGY, LLC
FAYETTE POWER COMPANY LLC
FOREST GROVE SOLAR LLC
GENERATION SVC COMPANY
HANGING ROCK POWER COMPANY LLC
HAYS ENERGY, LLC
HOPEWELL POWER GENERATION, LLC
ILLINOIS POWER GENERATING COMPANY
ILLINOIS POWER MARKETING COMPANY, LLC
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ILLINOIS POWER RESOURCES GENERATING, LLC
ILLINOIS POWER RESOURCES, LLC
ILLINOVA CORPORATION
IPH, LLC
KENDALL POWER COMPANY LLC
KINCAID GENERATION, L.L.C.
LA FRONTERA HOLDINGS, LLC
LAKE ROAD GENERATING COMPANY, LLC
LIBERTY ELECTRIC POWER, LLC
LONE STAR ENERGY COMPANY, INC.
LONE STAR PIPELINE COMPANY, INC.
LUMINANT ADMINISTRATIVE SERVICES COMPANY
LUMINANT COAL GENERATION LLC
LUMINANT COMMERCIAL ASSET MANAGEMENT LLC
LUMINANT ENERGY COMPANY LLC
LUMINANT ENERGY TRADING CALIFORNIA COMPANY
LUMINANT ET SERVICES COMPANY LLC
LUMINANT GAS IMPORTS LLC
LUMINANT GENERATION COMPANY LLC
LUMINANT MINING COMPANY LLC
LUMINANT POWER GENERATION, LLC
LUMINANT POWER LLC
MAROON FARMER, LLC
MASSACHUSETTS GAS & ELECTRIC, LLC
MASSPOWER, LLC
MIAMI FORT POWER COMPANY LLC
MIDLOTHIAN ENERGY, LLC
MILFORD POWER COMPANY, LLC
MORRO BAY ENERGY STORAGE 1, LLC
MORRO BAY ENERGY STORAGE 2, LLC
MORRO BAY POWER COMPANY LLC
MOSS LANDING ENERGY STORAGE 4, LLC
MOSS LANDING POWER COMPANY LLC
NCA RESOURCES DEVELOPMENT COMPANY LLC
NEPCO SERVICES COMPANY
NORTHEASTERN POWER COMPANY
OAK GROVE MANAGEMENT COMPANY LLC
OAK HILL SOLAR LLC
OAKLAND ENERGY STORAGE 1, LLC
OAKLAND ENERGY STORAGE 2, LLC
OAKLAND ENERGY STORAGE 3, LLC
OAKLAND POWER COMPANY LLC
ONTELAUNEE POWER OPERATING COMPANY, LLC
PLEASANTS ENERGY, LLC
PUBLIC POWER & UTILITY OF MARYLAND, LLC
PUBLIC POWER & UTILITY OF NY, LLC
PUBLIC POWER, LLC (A CONNECTICUT LIMITED LIABILITY COMPANY)
PUBLIC POWER, LLC (PA-3933152, A PENNSYLVANIA LIMITED LIABILITY COMPANY)
PUBLIC POWER, LLC (PA-3911142, A PENNSYLVANIA LIMITED LIABILITY COMPANY)
REGIONAL ENERGY HOLDINGS, LLC
RICHLAND-STRYKER GENERATION, LLC
SANDOW POWER COMPANY LLC
SAYREVILLE POWER GENERATION LP
SAYREVILLE POWER GP INC.
SAYREVILLE POWER HOLDINGS LLC
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SITHE ENERGIES, INC.
SITHE/INDEPENDENCE LLC
SOUTHWESTERN ELECTRIC SERVICE COMPANY, INC.
TEXAS ELECTRIC SERVICE COMPANY, INC.
TEXAS ENERGY INDUSTRIES COMPANY, INC.
TEXAS POWER & LIGHT COMPANY, INC.
TEXAS UTILITIES COMPANY, INC.
TEXAS UTILITIES ELECTRIC COMPANY, INC.
TRIEAGLE 1, LLC
TRIEAGLE 2, LLC
TRIEAGLE ENERGY LP
TRINIDAD POWER STORAGE LLC
TXU ELECTRIC COMPANY, INC.
TXU ENERGY RETAIL COMPANY LLC
TXU RETAIL SERVICES COMPANY, LLC
U.S. GAS & ELECTRIC, LLC
USG&E SOLAR, LLC
VALUE BASED BRANDS LLC
VERENGO, LLC
VIRIDIAN ENERGY NY, LLC
VIRIDIAN ENERGY OHIO LLC
VIRIDIAN ENERGY PA LLC
VIRIDIAN ENERGY, LLC
VIRIDIAN INTERNATIONAL MANAGEMENT LLC
VIRIDIAN NETWORK, LLC
VISTRA ASSET COMPANY LLC
VISTRA CORPORATE SERVICES COMPANY
VISTRA EP PROPERTIES COMPANY
VISTRA FINANCE CORP.
VISTRA INSURANCE SOLUTIONS LLC
VISTRA PREFERRED, LLC
VISTRA ZERO 2.0, LLC
VISTRA ZERO LLC
VOLT ASSET COMPANY, LLC
VZ DEVELOPMENT LLC
WASHINGTON POWER GENERATION LLC
WISE COUNTY POWER COMPANY, LLC
WISE-FUELS PIPELINE, INC.
ZIMMER POWER COMPANY LLC, as Subsidiary Guarantors

By: /s/ William M. Quinn
Name: William M. Quinn
Title: Senior Vice President and Treasurer

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SCHEDULE 1
Specified Subsidiaries
1.Brightside Solar, LLC
2.Emerald Grove Solar, LLC
3.Moss Landing Energy Storage 1, LLC
4.Moss Landing Energy Storage 2, LLC
5.Moss Landing Energy Storage 3, LLC
6.Upton County Solar 2, LLC
7.Vistra Zero Operating Company, LLC
8.Ambit California, LLC
9.Ambit Energy Holdings, LLC
10.Ambit Holdings, LLC
11.Ambit Illinois, LLC
12.Ambit Marketing, LLC
13.Ambit Midwest, LLC
14.Ambit New York, LLC
15.Ambit Northeast, LLC
16.Ambit Texas, LLC
17.Angus Solar, LLC
18.Baldwin Solar BESS LLC
19.Big Sky Gas Holdings, LLC
20.Big Sky Gas LLC
21.Black Pen Inc.
22.BlueNet Holdings, LLC
23.Brightside Solar, LLC
24.Coffeen Solar BESS LLC
25.Comanche Peak Power Company LLC
26.Connecticut Gas & Electric, LLC
27.Core Solar SPV I, LLC
28.Crius Energy Holdings, LLC
29.Crius Energy, LLC
30.Crius Solar Fulfillment, LLC
31.DeCordova BESS LLC
32.Duck Creek Solar BESS LLC
33.Dynegy Energy Services (East), LLC
34.Dynegy Energy Services, LLC
35.Edwards BESS LLC
36.Emerald Grove Solar, LLC
37.Energy Rewards, LLC
38.Energy Services Providers, LLC
39.Everyday Energy NJ, LLC
40.Everyday Energy, LLC
41.Forest Grove Solar LLC
42.Havana BESS LLC
43.Hennepin Solar BESS LLC
44.Illinois Power Marketing Company, LLC
45.Joppa BESS LLC
46.Kincaid Solar LLC
47.Massachusetts Gas & Electric, LLC
48.Moss Landing Energy Storage 1, LLC
49.Moss Landing Energy Storage 2, LLC
50.Moss Landing Energy Storage 3, LLC

AMERICAS 124364869

51.Newton Solar BESS LLC
52.Oak Hill Solar LLC
53.Oakland Energy Storage 1, LLC
54.Public Power & Utility of Maryland, LLC
55.Public Power & Utility of NY, LLC
56.Public Power, LLC (a Connecticut limited liability company)
57.Public Power, LLC (PA-3911142, a Pennsylvania limited liability company)
58.Public Power, LLC (PA-3933152, a Pennsylvania limited liability company)
59.Regional Energy Holdings, LLC
60.TriEagle 1, LLC
61.TriEagle 2, LLC
62.TriEagle Energy LP
63.TXU Energy Receivables Company LLC
64.TXU Energy Retail Company LLC
65.TXU Retail Services Company, LLC
66.U.S. Gas & Electric, LLC
67.Upton County Solar 2, LLC
68.USG&E Solar, LLC
69.Value Based Brands LLC
70.Verengo, LLC
71.Viridian Energy NY, LLC
72.Viridian Energy Ohio LLC
73.Viridian Energy PA LLC
74.Viridian Energy, LLC
75.Viridian International Management LLC
76.Viridian Network, LLC
77.Vistra Preferred, LLC
78.Vistra Zero 2.0, LLC
79.Vistra Zero LLC
80.Vistra Zero Operating Company, LLC
81.Vistra Renewables Holding LLC
82.Volt Asset Company, LLC

AMERICAS 124364869

SCHEDULE 2
Specified Guarantors
1.Brightside Solar, LLC
2.DeCordova BESS LLC
3.Emerald Grove Solar, LLC
4.Moss Landing Energy Storage 1, LLC
5.Moss Landing Energy Storage 2, LLC
6.Moss Landing Energy Storage 3, LLC
7.Upton County Solar 2, LLC
8.Vistra Zero Operating Company, LLC
9.Ambit California, LLC
10.Ambit Energy Holdings, LLC
11.Ambit Holdings, LLC
12.Ambit Illinois, LLC
13.Ambit Marketing, LLC
14.Ambit Midwest, LLC
15.Ambit New York, LLC
16.Ambit Northeast, LLC
17.Ambit Texas, LLC
18.Angus Solar, LLC
19.Big Sky Gas Holdings, LLC
20.Big Sky Gas LLC
21.BlueNet Holdings, LLC
22.Comanche Peak Power Company LLC
23.Connecticut Gas & Electric, LLC
24.Core Solar SPV I, LLC
25.Crius Energy Holdings, LLC
26.Crius Energy, LLC
27.Crius Solar Fulfillment, LLC
28.Dynegy Energy Services (East), LLC
29.Dynegy Energy Services, LLC
30.Energy Rewards, LLC
31.Energy Services Providers, LLC
32.Everyday Energy NJ, LLC
33.Everyday Energy, LLC
34.Forest Grove Solar LLC
35.Illinois Power Marketing Company, LLC
36.Massachusetts Gas & Electric, LLC
37.Oak Hill Solar LLC
38.Oakland Energy Storage 1, LLC
39.Public Power & Utility of Maryland, LLC
40.Public Power & Utility of NY, LLC
41.Public Power, LLC (a Connecticut limited liability company)
42.Public Power, LLC (PA-3911142, a Pennsylvania limited liability company)
43.Public Power, LLC (PA-3933152, a Pennsylvania limited liability company)
44.Regional Energy Holdings, LLC
45.TriEagle 1, LLC
46.TriEagle 2, LLC
47.TriEagle Energy LP
48.TXU Energy Retail Company LLC

AMERICAS 124364869

49.TXU Retail Services Company, LLC
50.U.S. Gas & Electric, LLC
51.USG&E Solar, LLC
52.Value Based Brands LLC
53.Verengo, LLC
54.Viridian Energy NY, LLC
55.Viridian Energy Ohio LLC
56.Viridian Energy PA LLC
57.Viridian Energy, LLC
58.Viridian International Management LLC
59.Viridian Network, LLC
60.Vistra Preferred, LLC
61.Vistra Zero 2.0, LLC
62.Vistra Zero LLC
63.Volt Asset Company, LLC

AMERICAS 124364869

EXHIBIT A

[See attached.]

AMERICAS 111453311

~~Conformed through Fifth Amendment (October 21, 2022)~~
Exhibit A to Sixth Amendment

CREDIT AGREEMENT
Dated as of February 4, 2022
among
VISTRA INTERMEDIATE COMPANY LLC,
as Holdings
VISTRA OPERATIONS COMPANY LLC,
as the Borrower,
The Several Lenders
from Time to Time Parties Hereto,
and
CITIBANK, N.A.,
as Administrative Agent and Collateral Agent
~~and~~
~~CITIBANK, N.A.,~~
~~BARCLAYS BANK PLC,~~
~~BMO CAPITAL MARKETS CORP.,~~
~~BNP PARIBAS SECURITIES CORP.,~~
~~CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,~~
~~CREDIT SUISSE LOAN FUNDING LLC,~~
~~GOLDMAN SACHS BANK USA,~~
~~JPMORGAN CHASE BANK, N.A.,~~
~~MIZUHO BANK, LTD.,~~
~~MORGAN STANLEY SENIOR FUNDING, INC.,~~
~~MUFG BANK, LTD.,~~
~~NATIXIS, NEW YORK BRANCH~~
~~AND~~
~~ROYAL BANK OF CANADA~~
~~as Joint Lead Arrangers and Joint Bookrunners~~

AMERICAS 111453311

TABLE OF CONTENTS
Page
SECTION 1.    Definitions    1
1.1.    Defined Terms    1
1.2.    Other Interpretive Provisions    ~~30~~31
1.3.    Accounting Terms    ~~31~~32
1.4.    Rounding    ~~31~~32
1.5.    References to Agreements, Laws, Etc    ~~31~~32
1.6.    Times of Day    ~~31~~32
1.7.    Timing of Payment or Performance    ~~31~~33
1.8.    Currency Equivalents Generally    ~~31~~33
1.9.    Interest Rates; Benchmark Notification    ~~31~~33
1.10.    Hedging Agreements    ~~32~~33
1.11.    Limited Condition Transactions    ~~32~~33
1.12.    Divisions    ~~32~~33
1.13.    Compliance with Certain Sections.    33
1.14.    Cashless Settlement.    33
SECTION 2.    Amount and Terms of Credit    ~~32~~34
2.1.    Revolving Credit Commitments    ~~32~~34
2.2.    Minimum Amount of Each Borrowing; Maximum Number of Borrowings    ~~33~~34
2.3.    Notice of Borrowing    ~~33~~34
2.4.    Disbursement of Funds    ~~33~~35
2.5.    Repayment of Revolving Credit Loans; Evidence of Debt    ~~34~~36
2.6.    Conversions and Continuations    ~~35~~36
2.7.    Pro Rata Borrowings    ~~35~~37
2.8.    Interest    ~~35~~37
2.9.    Interest Periods    ~~36~~38
2.10.    Increased Costs, Illegality, Etc.    ~~37~~39
2.11.    Compensation    ~~41~~43
2.12.    Change of Lending Office    ~~41~~43
2.13.    Notice of Certain Costs    ~~42~~43
2.14.    Defaulting Lenders    ~~42~~44
SECTION 3.    [Reserved]    ~~42~~44
SECTION 4.    Fees; Commitments    ~~42~~44
4.1.    Fees    ~~42~~44
4.2.    Voluntary Reduction of Revolving Credit Commitments    ~~43~~44
4.3.    Mandatory Termination of Revolving Credit Commitments    ~~43~~45
SECTION 5.    Payments    ~~43~~45
5.1.    Voluntary Prepayments    ~~43~~45
5.2.    Mandatory Prepayments    ~~43~~45

i

AMERICAS 111453311

5.3.    Method and Place of Payment    ~~44~~46
5.4.    Net Payments    ~~44~~46
5.5.    Computations of Interest and Fees    ~~47~~50
5.6.    Limit on Rate of Interest    ~~47~~50
SECTION 6.    Conditions Precedent to Effectiveness    ~~48~~50
6.1.    Credit Documents    ~~48~~50
6.2.    Closing Date Borrowing Base Certificate    ~~48~~51
6.3.    Legal Opinions    ~~48~~51
6.4.    Closing Certificates    ~~48~~51
6.5.    Authorization of Proceedings of Each Credit Party    ~~49~~51
6.6.    Fees    ~~49~~51
6.7.    Representations and Warranties    ~~49~~51
6.8.    No Material Adverse Effect    ~~49~~51
6.9.    Solvency Certificate    ~~49~~51
6.10.    No Default or Event of Default    ~~49~~51
6.11.    Patriot Act    ~~49~~52
SECTION 7.    Conditions Precedent to All Credit Events After the Closing Date    ~~49~~52
7.1.    No Default; Representations and Warranties    ~~49~~52
7.2.    Notice of Borrowing    ~~50~~52
SECTION 8.    Representations, Warranties and Agreements    ~~50~~52
8.1.    Corporate Status; Compliance with Laws    ~~50~~52
8.2.    Corporate Power and Authority    ~~50~~52
8.3.    No Violation    ~~50~~53
8.4.    Litigation    ~~51~~53
8.5.    Margin Regulations    ~~51~~53
8.6.    Governmental Approvals    ~~51~~53
8.7.    Investment Company Act    ~~51~~53
8.8.    True and Complete Disclosure    ~~51~~53
8.9.    No Material Adverse Effect    ~~51~~54
8.10.    Tax Matters    ~~51~~54
8.11.    Compliance with ERISA    ~~52~~54
8.12.    Subsidiaries    ~~52~~55
8.13.    Intellectual Property    ~~52~~55
8.14.    Environmental Laws    ~~53~~55
8.15.    Properties    ~~53~~55
8.16.    Solvency    ~~53~~56
8.17.    Security Interests    ~~53~~56
8.18.    Labor Matters    ~~54~~56
8.19.    Sanctioned Persons; Anti-Corruption Laws; Patriot Act; Beneficial Ownership    ~~54~~56
8.20.    Use of Proceeds    ~~54~~57
8.21.    Borrowing Base Certificate    ~~54~~57
SECTION 9.    Affirmative Covenants    ~~54~~57

AMERICAS 111453311

9.1.    Information Covenants    ~~55~~57
9.2.    Books, Records and Inspections    ~~57~~59
9.3.    Maintenance of Insurance    ~~58~~60
9.4.    Payment of Taxes    ~~58~~60
9.5.    Consolidated Corporate Franchises    ~~58~~60
9.6.    Compliance with Statutes, Regulations, Etc    ~~58~~61
9.7.    Lender Calls    ~~58~~61
9.8.    Maintenance of Properties    ~~58~~61
9.9.    Transactions with Affiliates    ~~59~~61
9.10.    End of Fiscal Years    ~~59~~61
9.11.    Additional Guarantors and Grantors    ~~59~~61
9.12.    Pledge of Additional Stock and Evidence of Indebtedness    ~~59~~62
9.13.    Use of Proceeds    ~~59~~62
9.14.    Further Assurances    ~~59~~62
9.15.    Changes in Business    ~~60~~62
9.16.    [Reserved]    ~~60~~62
9.17.    Collateral Suspension    ~~60~~62
SECTION 10.    Negative Covenants    ~~60~~62
10.1.    Limitation on Indebtedness    ~~60~~62
10.2.    Limitation on Liens    ~~60~~63
10.3.    Limitation on Fundamental Changes    ~~60~~63
10.4.    Limitation on Sale of Assets    ~~60~~63
10.5.    Limitation on Investments    ~~61~~63
10.6.    Limitation on Dividends    ~~61~~63
10.7.    Limitations on Debt Payments and Amendments    ~~61~~63
10.8.    Limitations on Sale Leasebacks    ~~61~~64
10.9.    Financial Covenant    ~~61~~64
10.10.    Limitation on Subsidiary Distributions    ~~61~~64
10.11.    Amendment of Organizational Documents    ~~62~~64
10.12.    Permitted Activities    ~~62~~64
SECTION 11.    Events of Default    ~~62~~64
11.1.    Payments    ~~62~~64
11.2.    Representations, Etc    ~~62~~64
11.3.    Covenants    ~~62~~65
11.4.    Default Under Other Agreements    ~~62~~65
11.5.    Bankruptcy    ~~63~~65
11.6.    ERISA    ~~64~~66
11.7.    Guarantee    ~~64~~66
11.8.    Pledge Agreement    ~~64~~66
11.9.    Security Agreement    ~~64~~67
11.10.    Judgments    ~~64~~67
11.11.    Change of Control    ~~64~~67
11.12.    Application of Proceeds    ~~65~~68
11.13.    Right to Cure    ~~66~~68

AMERICAS 111453311

SECTION 12.    The Agents    ~~67~~69
12.1.    Appointment    ~~67~~69
12.2.    Delegation of Duties    ~~68~~70
12.3.    Exculpatory Provisions    ~~68~~70
12.4.    Reliance by Agents    ~~69~~72
12.5.    Notice of Default    ~~70~~72
12.6.    Non-Reliance on Administrative Agent, Collateral Agent and Other Lenders    ~~70~~72
12.7.    Indemnification    ~~71~~73
12.8.    Agents in their Individual Capacities    ~~72~~74
12.9.    Successor Agents    ~~72~~74
12.10.    Withholding Tax    ~~72~~75
12.11.    Trust Indenture Act    ~~73~~75
12.12.    Collateral Trust Agreement; Intercreditor Agreements; Security Documents; Guarantee    ~~73~~75
12.13.    Erroneous Payments    ~~73~~76
12.14.    Certain ERISA Matters.    79
SECTION 13.    Miscellaneous    ~~76~~80
13.1.    Amendments, Waivers and Releases    ~~76~~80
13.2.    Notices    ~~80~~84
13.3.    No Waiver; Cumulative Remedies    ~~81~~84
13.4.    Survival of Representations and Warranties    ~~81~~84
13.5.    Payment of Expenses; Indemnification    ~~81~~84
13.6.    Successors and Assigns; Participations and Assignments    ~~82~~86
13.7.    Replacements of Lenders under Certain Circumstances    ~~87~~90
13.8.    Adjustments; Set-off    ~~88~~91
13.9.    Counterparts; Electronic Signatures    ~~88~~92
13.10.    Severability    ~~89~~92
13.11.    INTEGRATION    ~~89~~92
13.12.    GOVERNING LAW    ~~89~~93
13.13.    Submission to Jurisdiction; Waivers    ~~89~~93
13.14.    Acknowledgments    ~~90~~93
13.15.    WAIVERS OF JURY TRIAL    ~~91~~94
13.16.    Confidentiality    ~~91~~94
13.17.    Direct Website Communications    ~~92~~95
13.18.    USA PATRIOT Act    ~~93~~97
13.19.    Payments Set Aside    ~~93~~97
13.20.    Acknowledgement and Consent to Bail-In of Affected Financial Institutions    ~~94~~97
13.21.    Interest Rate Limitation    98

AMERICAS 111453311

SCHEDULES
Schedule A    Sustainability Adjustments
Schedule 1.1(a)    Revolving Credit Commitments
Schedule 1.1(b)     Deemed Hedge Portfolio
Schedule 8.4    Litigation
Schedule 8.12    Subsidiaries
Schedule 8.14    Environmental Matters
Schedule 8.15    Property Matters
Schedule 13.2    Notice Addresses
EXHIBITS
Exhibit A    Form of Notice of Borrowing
Exhibit B    Form of Guarantee
Exhibit C    Form of Assignment and Acceptance
Exhibit D    Form of Promissory Note
Exhibit E-1    Form of Non-U.S. Lender ~~Certification~~Certificate (Non-U.S.
Non-Partnership Lenders)
Exhibit E-2    Form of Non-U.S. Participant Certificate (Non-U.S. Non-Partnership Participants)
Exhibit E-3    Form of Non-U.S. Participant Certificate (Non-U.S. Partnership Participants)
Exhibit E-4    Form of Non-U.S. Lender Certificate (Non-U.S. Partnership Lenders)
Exhibit F    Form of Borrowing Base Certificate

v

AMERICAS 111453311

CREDIT AGREEMENT, dated as of February 4, 2022, among VISTRA INTERMEDIATE COMPANY LLC (“Holdings”), VISTRA OPERATIONS COMPANY LLC (the “Borrower”), the lending institutions from time to time parties hereto (each a “Lender” or a “Revolving Credit Lender” and, collectively, the “Lenders” or the “Revolving Credit Lenders”) and CITIBANK, N.A., as Administrative Agent and Collateral Agent.
RECITALS:
WHEREAS, capitalized terms used and not defined in the preamble and these recitals shall have the respective meanings set forth for such terms in Section 1.1 hereof;
WHEREAS, as of the Closing Date, the Borrower and Holdings are party to the Senior Secured Credit Agreement and the other Credit Documents (as defined in the Senior Secured Credit Agreement);
WHEREAS, the Borrower requires commodity-linked revolving credit commitments, which shall be provided by the Lenders and which shall be secured by a Lien on the Collateral that is pari passu with the Liens securing the Obligations (as defined in the Senior Secured Credit Agreement);
NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein, each Lender hereby agrees to establish commodity-linked revolving credit commitments for the Borrower pursuant to the terms of this Agreement as follows:
SECTION 1.    Definitions.
1.1.    Defined Terms.
Unless otherwise defined herein, terms defined in the Senior Secured Credit Agreement and used herein shall have the meanings given to them in Section 1.1 of the Senior Secured Credit Agreement. As used herein, the following terms shall have the meanings specified in this Section 1.1 unless the context otherwise requires:
“ABR” shall mean for any day a fluctuating rate per annum equal to the greatest of (a) the Federal Funds Effective Rate plus 1/2 of 1%, (b) the rate of interest in effect for such day as publicly announced from time to time by the Wall Street Journal as the “U.S. prime rate” and (c) Term SOFR Rate for a one-month tenor as published two (2) U.S. Governmental Securities Business Days prior to such day (taking into account any Term SOFR Rate floor set forth in the definition of “Term SOFR Rate”) (or if such day is not a Business Day, the immediately preceding Business Day) plus 1.00%; provided, that for the purpose of this definition, Term SOFR Rate for any day shall be based on the Term SOFR Reference Rate at approximately 6:00 a.m. New York time on such day (or an amended publication time for the Term SOFR Reference Rate, as specified by the CME Term SOFR Administrator in the Term SOFR Reference Rate methodology) provided, further that, if at any time any rate described in clause (a) or (b) is less than 1.00% then such rate in clause (a) or (b) shall be deemed to be 1.00%. If the Administrative Agent is unable to ascertain the Federal Funds Effective Rate due to its inability to obtain sufficient quotations in accordance with the definition thereof, after notice is provided to the Borrower, the ABR shall be determined without regard to clause (a) above until the circumstances giving rise to such inability no longer exist. Any change in the ABR due to a change in such rate announced by the Administrative Agent or in the Federal Funds Effective Rate shall take effect at the opening of business on the day specified in the public announcement of such change or on the effective date of such change in the Federal Funds Effective Rate or the Term SOFR Rate, as applicable. If the ABR is being used as an alternate rate of interest pursuant to Section 2.10(d) hereof (for the avoidance of doubt, only until the Benchmark Replacement has been determined pursuant to Section 2.10(d)), then the ABR shall be the greater of clauses (a) and (b) above and shall be determined without reference to clause (c) above.
“ABR Loan” shall mean each Revolving Credit Loan bearing interest based on the ABR.
“Adjusted Total Revolving Credit Commitment” shall mean, at any time, the Total Revolving Credit Commitment less the aggregate Revolving Credit Commitments of all Defaulting Lenders.
“Administrative Agent” shall mean Citibank, N.A., as the administrative agent for the Lenders under this Agreement and the other Credit Documents, or any successor administrative agent pursuant to Section 12.9.
“Administrative Agent’s Office” shall mean the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 13.2, or such other address or account as the Administrative Agent may from time to time notify to the Borrower and the Lenders.
“Administrative Questionnaire” shall have the meaning provided in Section 13.6(b)(ii)(D).
“Advisors” shall mean legal counsel, financial advisors and third-party appraisers and consultants advising the Agents, the Lenders and their Related Parties in connection with this Agreement, the other Credit Documents and the consummation of the Transactions, limited in the case of legal counsel to one primary counsel for the Agents (as of the Closing Date, White & Case LLP) and, if necessary, one firm of regulatory counsel and/or one firm of local counsel in each appropriate jurisdiction (and, in the case of an actual or perceived conflict of interest where the Person affected by such conflict informs the Borrower of such conflict and thereafter, after receipt of the consent of the Borrower (which consent shall not be unreasonably withheld or delayed), retains its own counsel, of another firm of counsel for all such affected Persons (taken as a whole)).
“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.
“Affiliate” shall mean, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with such Person. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities or by contract. The terms “controlling” and “controlled” shall have meanings correlative thereto.
“Agent Parties” shall have the meaning provided in Section 13.17(d).
“Agents” shall mean the Administrative Agent, the Collateral Agent and each Joint Lead Arranger.
“Aggregate Revolving Credit Outstandings” means, as of any date of determination, the Revolving Credit Exposure of all Lenders as of such date of determination.
“Agreement” shall mean this Credit Agreement.

AMERICAS 111453311

“AHYDO Catch-Up Payment” means any payment or redemption of Indebtedness, including subordinated debt obligations, to avoid the application of Code Section 163(e)(5) thereto.
“Applicable Laws” shall mean, as to any Person, any law (including common law), statute, regulation, ordinance, rule, order, decree, judgment, consent decree, writ, injunction, settlement agreement or governmental requirement enacted, promulgated or imposed or entered into or agreed by any Governmental Authority ~~(including the PUCT and ERCOT)~~, in each case applicable to or binding on such Person or any of its property or assets or to which such Person or any of its property or assets is subject.
“Applicable Margin” means, for any day, on or after the Fourth Amendment Effective Date, with respect to any ABR Loan or SOFR Loan, or with respect to the commitment fees payable hereunder, as the case may be, the applicable rate per annum set forth below under the caption “ABR Spread”, “SOFR Spread” or “Revolving Credit Commitment Fee Rate”, as the case may be, based upon the ratings by Moody’s and/or S&P, respectively, applicable on such date to the Borrower’s senior secured long-term debt securities (in each case, as such rate per annum may be increased or decreased by any relevant Sustainability Adjustments as of the applicable date of determination (it being understood and agreed that in no event shall (a) the Applicable Margin be increased or decreased by more than 0.05% in the aggregate and/or (b) the Revolving Credit Commitment Fee Rate be increased or decreased by more than 0.01% in the aggregate, in each case, as the result of the application of any Sustainability Adjustments during the term of this Agreement)):

Tier	Ratings	ABR Spread	SOFR Spread	Revolving Credit Commitment Fee Rate
1	Baa1 or better or BBB+ or better	0.25%	1.25%	0.175%
2	Baa2 or BBB	0.50%	1.50%	0.225%
3	Baa3 or BBB-	0.75%	1.75%	0.275%
4	Ba1 or lower or BB+ or lower	1.00%	2.00%	0.350%

For purposes of the foregoing, (i) if both Moody’s and S&P have established a rating for the Borrower’s senior secured long-term debt securities and such ratings established or deemed to have been established by Moody’s and S&P shall fall within different Tiers, then the Applicable Margin shall be based on the higher of the two ratings, unless one of the two ratings is two or more Tiers lower than the other, in which case the Applicable Margin shall be determined by reference to the Tier next below that of the higher of the two ratings and (ii) on the Fourth Amendment Effective Date, the Applicable Margin for all purposes shall be deemed to be set at Tier 3 and, if the ratings established or deemed to have been established by Moody’s and S&P for the Borrower’s senior secured long-term debt securities shall be changed (other than as a result of a change in the rating system of Moody’s or S&P), such change (subject to the proviso in the immediately succeeding sentence) shall be effective as of the date that is five (5) Business Days after the date on which the Administrative Agent receives written notice from the Borrower of such change. Each change in the Applicable Margin shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change; provided that, if the Borrower fails to provide any notice of a

AMERICAS 111453311

change in ratings as required pursuant to Section 9.1(j) when such notification is due and such notification would have resulted in a higher Applicable Margin, the Applicable Margin shall be increased with retroactive effect to the date on which the Applicable Margin would have increased if the applicable notification was delivered in accordance with Section 9.1(j) (without constituting a waiver of any Default or Event of Default occasioned by the failure to timely deliver such notice). If the Borrower’s senior secured long-term debt securities are not rated by either Moody’s or S&P, the ratings for the Borrower’s senior secured long-term debt securities shall be deemed to be (A) in the case of Moody’s, the Borrower’s corporate family rating and (B) in the case of S&P, the Borrower’s corporate credit rating.
For the avoidance of doubt, solely during any Collateral Suspension Period, (i) the ratings above shall refer to ratings assigned to the Borrower’s senior unsecured long-term debt securities by Moody’s and S&P and (ii) if the Borrower’s senior unsecured long-term debt securities are not rated by either Moody’s or S&P, the ratings for the Borrower’s senior unsecured long-term debt securities shall be deemed to be (A) in the case of Moody’s, the Borrower’s corporate family rating and (B) in the case of S&P, the Borrower’s corporate credit rating and, in each case, the rules of the immediately preceding paragraph shall apply to such deemed ratings. If either the rating system of S&P or Moody’s shall change in a manner that directly and materially impacts the pricing set forth above, or if both S&P and Moody’s shall cease to be engaged in the business of rating debt, then in either such case the Borrower and the Required Lenders shall negotiate in good faith to amend the references to either rating above to reflect such changed rating system or to replace such rating system with an alternative measurement scheme, as applicable, and pending the effectiveness of any such amendment, the ratings of such rating agency (or both rating agencies, if applicable) most recently in effect prior to such change or cessation shall be employed in determining the Applicable Margin.
“Applicable Settlement Price” shall mean (a) with respect to PJM Contracts, the market published price of the ICE “PMI” Contract, “PJM Western Hub Real-Time Peak (1 MW) Fixed Price Future” and (b) with respect to ERCOT Contracts, the market published price of the ICE “ERN” Contract, “ERCOT North 345KV Real-Time Peak Fixed Price Future.”.
“Approved Fund” shall mean any Fund that is administered, advised or managed by a Lender or an Affiliate of the entity that administers, advises or manages any Fund that is a Lender.
“Assignment and Acceptance” shall mean an assignment and acceptance substantially in the form of Exhibit C, or such other form as may be approved by the Administrative Agent.
“Authorized Officer” shall mean the President, the Chief Executive Officer, the Chief Financial Officer, the Chief Operating Officer, the Treasurer, any Assistant Treasurer, the General Counsel, the Secretary, any Assistant Secretary, the Controller, any Senior Vice President, with respect to certain limited liability companies or partnerships that do not have officers, any manager, managing member or general partner thereof, any other senior officer of Holdings, the Borrower or any other Credit Party designated as such in writing to the Administrative Agent by Holdings, the Borrower or any other Credit Party, as applicable~~, and, with respect to any document delivered on the Closing Date, the Secretary or any Assistant Secretary of any Credit Party~~. Any document (other than a solvency certificate) delivered hereunder that is signed by an Authorized Officer shall be conclusively presumed to have been authorized by all necessary corporate, limited liability company, partnership and/or other action on the part of Holdings, the Borrower or any other Credit Party, as applicable, and such Authorized Officer shall be conclusively presumed to have acted on behalf of such Person.
“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, any tenor for such Benchmark (or component thereof) or payment period for interest calculated with reference to such Benchmark (or component thereof), as applicable,

AMERICAS 111453311

that is or may be used for determining the length of an Interest Period for any term rate or for determining any frequency of making payments of interest calculated pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 2.10(d)(v).
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.
“Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).
“Bankruptcy Code” shall have the meaning provided in Section 11.5.
“Benchmark” means, initially the Term SOFR Rate; provided that if a Benchmark Transition Event and the related Benchmark Replacement Date have occurred with respect to the Term SOFR Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 2.10(d)(ii).
~~“Benchmark Replacement” means, for any Available Tenor, the first alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date:~~
~~(1) Daily Simple SOFR;~~
~~(2)~~ “Benchmark Replacement” means, for any Available Tenor, the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for syndicated credit facilities denominated in Dollars at such time in the United States and (b) the related Benchmark Replacement Adjustment.
If the Benchmark Replacement ~~as determined pursuant to clause (1) or (2) above~~ would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Credit Documents.
“Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Interest Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such

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Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date and/or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for syndicated credit facilities denominated in Dollars at such time in the United States.
“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “~~Alternate Base Rate~~ABR,” the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent, in consultation with the Borrower, decides may be appropriate to reflect the adoption and implementation of such Benchmark and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark exists, in such other manner of administration as the Administrative Agent, in consultation with the Borrower, decides is reasonably necessary in connection with the administration of this Agreement and the other Credit Documents).
“Benchmark Replacement Date” means, with respect to any Benchmark, the earliest to occur of the following events with respect to such then-current Benchmark:
(1)in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or
(2)in the case of clause (3) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be no longer representative; provided, that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (3) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date.
For the avoidance of doubt, (i) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (ii) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) of the definition of “Benchmark Transition Event” with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).
“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:
(1)a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof)

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announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof);
(2)a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Board, the NYFRB, the CME Term SOFR Administrator, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), in each case, which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or
(3)a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are no longer, or as of a specified future date will no longer be, representative.
For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).
“Benchmark Unavailability Period” means, with respect to any Benchmark, the period (if any) (x) beginning at the time that a Benchmark Replacement Date pursuant to clauses (1) or (2) of that definition has occurred if, at such time, no Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any Credit Document in accordance with Section 2.10 and (y) ending at the time that a Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any Credit Document in accordance with Section 2.10.
“Benefit Plan” shall mean an employee pension benefit plan (other than a Multiemployer Plan) which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code or Section 302 of ERISA and is maintained or contributed to by the Borrower, any Subsidiary or ERISA Affiliate or with respect to which the Borrower or any Subsidiary could incur liability pursuant to Title IV of ERISA.
“Benefited Lender” shall have the meaning provided in Section 13.8(a).
“Board” shall mean the Board of Governors of the Federal Reserve System of the United States (or any successor).
“Borrower” shall have the meaning provided in the preamble to this Agreement.
“Borrowing” shall mean and include the incurrence of one Type of Revolving Credit Loan on a given date (or resulting from conversions on a given date) having a single maturity date and in the case of SOFR Loans, the same Interest Period.

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“Borrowing Base” shall mean the amount determined on each Calculation Date, equal to the MTM Amount of the Deemed Hedge Portfolio as of such Calculation Date.
“Borrowing Base Certificate” shall have the meaning provided in Section 9.1(i).
“Business Day” shall mean any day excluding Saturday, Sunday and any other day on which banking institutions in New York City are authorized by law or other governmental actions to close and, if such day relates to any aspect of a Term SOFR Loan, such day shall also be a U.S. Government Securities Business Day.
“CAISO” shall mean the California Independent System Operator or any other entity succeeding thereto.
“Calculation Date” shall mean each of (a) the Closing Date, (b) the Fourth Amendment Effective Date, (c) the last Business Day of each calendar week ending prior to the Revolving Credit Maturity Date and (d) any Business Day designated by the Borrower as a Calculation Date (any such Business Day pursuant to this clause (d), an “Interim Calculation Date”); provided, that each Business Day that follows an Interim Calculation Date and is prior to the immediately succeeding Calculation Date (determined pursuant to clause (c) above) shall also be a Calculation Date.
“Calculation Month” shall mean, with respect to each PJM Contract or ERCOT Contract, all partial and full months of such PJM Contract or ERCOT Contract, as applicable, following the Calculation Date through and including the earlier of (a) the last month of such PJM Contract or ERCOT Contract and (b) the last month for which ICE has published a public settlement price for such PJM Contract or ERCOT Contract, as applicable (or, if such published public settlement price is not so available, the last month for which broker quotes are available for such PJM Contract or ERCOT Contract, as applicable).
“Certificated Securities” shall have the meaning provided in Section 8.17.
“Change in Law” shall mean (a) the adoption of any Applicable Law after the Closing Date, (b) any change in any Applicable Law or in the interpretation or application thereof by any Governmental Authority after the Closing Date or (c) compliance by any party with any guideline, request, directive or order issued or made after the Closing Date by any central bank or other governmental or quasi-governmental authority (whether or not having the force of law); provided, that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the U.S. or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.
“Closing Date” shall mean February 4, 2022.
“CME Term SOFR Administrator” means CME Group Benchmark Administration Limited as administrator of the forward-looking term Secured Overnight Financing Rate (SOFR) (or a successor administrator).

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“Code” shall mean the U.S. Internal Revenue Code of 1986, as amended from time to time. ~~Section references to the Code are to the Code, as in effect on the Closing Date, and any subsequent provisions of the Code, amendatory thereof, supplemental thereto or substituted therefore.~~
“Collateral” shall mean all property pledged, mortgaged or purported to be pledged or mortgaged pursuant to the Security Documents (excluding, for the avoidance of doubt, all Excluded Collateral and the Monticello Property). For the avoidance of doubt, and notwithstanding anything to the contrary in any Credit Document, each Secured Bank Party hereby agrees that in no event shall the Monticello Property constitute Collateral securing the Obligations under the Credit Documents.
“Collateral Agent” shall mean Citibank, N.A., in its capacity as collateral agent for the Secured Bank Parties under this Agreement and the Security Documents, or any successor collateral agent appointed pursuant hereto.
“Collateral Representative” shall mean (i) initially, the Collateral Trustee or (ii) after the termination of the Collateral Trust Agreement, a collateral agent appointed by the Borrower and the Collateral Agent pursuant to a collateral agency agreement to be entered into between such parties (among others).
“Collateral Trust Agreement” shall mean that certain Collateral Trust Agreement, dated as of October 3, 2016, by and among the Borrower, the RCT, the Collateral Agent (as defined in the Senior Secured Credit Agreement), the Collateral Trustee and certain other First Lien Secured Parties from time to time party thereto (including the Collateral Agent).
“Collateral Trustee” shall mean Delaware Trust Company, and any permitted successors and assigns.
“Communications” shall have the meaning provided in Section 13.17(a).
“Compliance Quarter” shall mean any fiscal quarter in which, as of the last day of such fiscal quarter, the Aggregate Revolving Credit Outstandings exceeds 30% of the amount of the Total Revolving Credit Commitment.
“Confidential Information” shall have the meaning provided in Section 13.16.
“Consolidated EBITDA” shall have the meaning set forth in the Senior Secured Credit Agreement. Notwithstanding anything to the contrary contained herein, for purposes of determining Consolidated EBITDA under this Agreement for any period that includes any of the four fiscal quarters ended prior to the Closing Date, the Consolidated EBITDA for such fiscal quarter shall be the Consolidated EBITDA (as defined in the Senior Secured Credit Agreement) that was calculated under the Senior Secured Credit Agreement for such fiscal quarter.
“Consolidated First Lien ~~Net Leverage Ratio~~Debt” shall mean, as of any date of determination, ~~the ratio of (a) the sum, without duplication, of (i) Consolidated Secured Debt that~~(a) Consolidated Total Debt at such date which either (i) is secured by a Lien on the Collateral (and other assets of the Borrower or any Restricted Subsidiary pledged to secure the Obligations pursuant to Section 10.2(cc) of the Senior Secured Credit Agreement) that is pari passu with the Liens securing the Obligations (it being understood and agreed that, notwithstanding anything to the contrary in this Agreement, during the period between any Collateral Reversion Date and the immediately succeeding Collateral Reinstatement Date, this clause (i) shall include all Loans outstanding ~~Loans under, and as defined in, the Senior Secured Credit Agreement) and (ii)~~ hereunder) or (ii) constitutes Capitalized Lease

AMERICAS 111453311

Obligations or purchase money Indebtedness of the Borrower or any Restricted Subsidiary that is secured by a Lien on any assets of the Borrower or Restricted Subsidiary minus (b) the aggregate amount of all Unrestricted Cash minus (c) amounts in the Term C Loan Collateral Accounts, if any.
“Consolidated ~~Secured Debt of the type described in clause (ii) of the definition thereof, in each case~~ First Lien Net Leverage Ratio” shall mean, as of any date of determination, the ratio of (a) Consolidated First Lien Debt as of such date of determination to (b) Consolidated EBITDA for the most recent four fiscal quarter period for which financial statements described in Section 9.1(a) or (b) are available.
~~“Consolidated Secured Debt” shall mean, as of any date of determination, Consolidated Total Debt at such date which either (i) is secured by a Lien on the Collateral (and other assets of the Borrower or any Restricted Subsidiary pledged to secure the Obligations pursuant to Section 10.2(cc) of the Senior Secured Credit Agreement) or (ii) constitutes Capitalized Lease Obligations or purchase money Indebtedness of the Borrower or any Restricted Subsidiary.~~
“Consolidated Total Debt” shall mean, as of any date of determination, (~~a)(~~x)(i) the aggregate outstanding principal amount of all Indebtedness of the types described in clause (a) (solely to the extent such Indebtedness matures more than one year from the date of its creation or matures within one year from such date that is renewable or extendable, at the sole option of the Borrower or any Restricted Subsidiary, to a date more than one year from the date of its creation), clause (d) (but, in the case of clause (d), only to the extent of any unreimbursed drawings under any letter of credit which are not cash collateralized or backstopped) and clause (f) of the definition thereof, in each case actually owing by the Borrower and the Restricted Subsidiaries on such date and to the extent appearing on the balance sheet of the Borrower determined on a consolidated basis in accordance with GAAP and (ii) purchase money Indebtedness (and excluding, for the avoidance of doubt, Hedging Obligations and Cash Management Obligations) of the Borrower and its Restricted Subsidiaries and (y) Guarantee Obligations of the Borrower and its Restricted Subsidiaries for the benefit of any Person (other than of the Borrower or any Restricted Subsidiary) of the type described in clause (x) above ~~minus (b) the aggregate amount of all Unrestricted Cash minus (c) amounts in the Term C Loan Collateral Accounts, if any~~.
“Consolidated Total Net Leverage Ratio” shall mean, as of any date of determination, the ratio of (a)(i) Consolidated Total Debt as of such date of determination minus (ii) the aggregate amount of all Unrestricted Cash minus (iii) amounts in the Term C Loan Collateral Accounts, if any, to (b) Consolidated EBITDA for the most recent four fiscal quarter period for which financial statements described in Section 9.1(a) or (b) are available.
“Contractual Requirement” shall have the meaning provided in Section 8.3.
“Corresponding Tenor” with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor.
“Credit Documents” shall mean this Agreement, the Guarantee, the Security Documents, the Collateral Trust Agreement, any promissory notes issued by the Borrower hereunder and each other document designated in writing ~~as such~~ by each of the Borrower and the Administrative Agent as a Credit Document.
“Credit Event” shall mean and include the making (but not the conversion or continuation) of a Revolving Credit Loan.

AMERICAS 111453311

“Credit Party” shall mean each of Holdings, the Borrower, each of the Subsidiary Guarantors and each other Subsidiary of the Borrower that is a party to a Credit Document.
“Cure Amount” shall have the meaning provided in Section 11.13(a).
“Cure Period” shall have the meaning provided in Section 11.13(a).
“Cure Right” shall have the meaning provided in Section 11.13(a).
“Daily Simple SOFR” means, for any day (a “SOFR Rate Day”), a rate per annum equal to SOFR for the day (such day “SOFR Determination Date”) that is five (5) U.S. Government Securities Business Day prior to (i) if such SOFR Rate Day is a U.S. Government Securities Business Day, such SOFR Rate Day or (ii) if such SOFR Rate Day is not a U.S. Government Securities Business Day, the U.S. Government Securities Business Day immediately preceding such SOFR Rate Day, in each case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator’s Website; provided that if the Daily Simple SOFR Rate as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement. Any change in Daily Simple SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to the Borrower.
“Daily Simple SOFR Loan” means a Revolving Credit Loan bearing interest a rate based on Daily Simple SOFR.

“Deemed Hedge Portfolio” shall mean the theoretical cleared derivatives power hedge contracts, as set forth on Schedule 1.1(b) hereto (as such schedule may be updated from time to time by the Borrower by a written notice to the Administrative Agent as further provided in the immediately succeeding sentence), settling with reference to the Applicable Settlement Price with respect to markets managed by the PJM Interconnection regional transmission organization (“PJM Contracts”) and the Electric Reliability Council of Texas (“ERCOT Contracts”) under which the Borrower would be the “floating price” payor (or equivalent). PJM Contracts, ERCOT Contracts and Calculation Months can be added to (or subtracted from) the Deemed Hedge Portfolio on ~~the first~~any Calculation Date ~~(for this purpose, determined under clause (c) of the definition thereof) of each calendar month~~; provided that, at the time of any such addition or subtraction, the aggregate volume of the PJM Contracts and ERCOT Contracts in the Deemed Hedge Portfolio (after giving effect to such addition or subtraction) for any Calculation Month shall be no greater than the aggregate volume under actual power hedge contracts to which any Credit Party is a party for such Calculation Month.
“Default” shall mean any event, act or condition that with notice or lapse of time hereunder, or both, would constitute an Event of Default.
“Default Rate” shall have the meaning provided in Section 2.8(d).
“Defaulting Lender” shall mean any Lender with respect to which a Lender Default is in effect.
“Disqualified Institutions” shall mean (a) those banks, financial institutions or other Persons separately identified in writing by the Borrower to the Administrative Agent on or prior to the Closing Date, or any affiliates of such banks, financial institutions or other persons identified by the Borrower in writing to the Administrative Agent or that are readily identifiable as affiliates on the basis of their name, (b) competitors identified in writing to the Administrative Agent from time to time (or affiliates thereof identified by the Borrower in writing or that are readily identifiable as affiliates on the

AMERICAS 111453311

basis of their name) of the Borrower or any of its Subsidiaries (other than such affiliate that is a bona fide debt fund or an investment vehicle that is engaged in the making, purchasing, holding or otherwise investing in commercial loans, bonds and similar extensions of credit in the ordinary course of business and whose managers have fiduciary duties to the third-party investors in such fund or investment vehicle independent from their duties owed to such competitor); provided that no such identification after the date of a relevant assignment shall apply retroactively to disqualify any person that has previously acquired an assignment or participation of an interest in any of the Credit Facilities with respect to amounts previously acquired, (c) Excluded Affiliates (it being understood that ordinary course trading activity shall not be considered to be providing advisory services for purposes of determining whether such Excluded Affiliate is a Disqualified Institution) and (d) any Defaulting Lender. The list of all Disqualified Institutions set forth in clauses (a), (b) and (d) shall be made available to all Lenders upon request.
“Dividends” or “dividends” shall have the meaning provided in Section 10.6.
“Dollars” and “$” shall mean dollars in lawful currency of the United States of America.
“Domestic Subsidiary” shall mean each Subsidiary of the Borrower that is organized under the laws of the United States or any state thereof, or the District of Columbia.
“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“Employee Benefit Plan” shall mean an employee benefit plan (as defined in Section 3(3) of ERISA), other than a Foreign Plan, that is maintained or contributed to by Holdings, Borrower or any Subsidiary (or, with respect to an employee benefit plan subject to Title IV of ERISA, any ERISA Affiliate).
“Engagement Letter” shall mean that certain Amended and Restated Engagement Letter, dated February 4, 2022, among the Borrower and the Joint Lead Arrangers.
“Environmental Claims” shall mean any and all actions, suits, proceedings, orders, decrees, demands, demand letters, claims, liens, notices of noncompliance, violation or potential responsibility or investigation (other than reports prepared by or on behalf of Holdings, the Borrower or any other Subsidiary of Holdings (a) in the ordinary course of such Person’s business or (b) as required in connection with a financing transaction or an acquisition or disposition of Real Estate) or proceedings in each case, materially relating in any way to any applicable Environmental Law or any permit issued, or any approval given, under any applicable Environmental Law (hereinafter, “Claims”), including (i) any and all Claims by Governmental Authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law and (ii) any and all Claims by

AMERICAS 111453311

any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief relating to the presence, release or threatened release into the environment of Hazardous Materials or arising from alleged injury or threat of injury to human health or safety (to the extent relating to human exposure to Hazardous Materials), or to the environment, including ambient air, indoor air, surface water, groundwater, land surface and subsurface strata and natural resources such as wetlands.
“Environmental Law” shall mean any applicable Federal, state, foreign or local statute, law, rule, regulation, ordinance, code and rule of common law now or, with respect to any post-Closing Date requirements of the Credit Documents, hereafter in effect, and in each case as amended, and any legally binding judicial or administrative interpretation thereof, including any legally binding judicial or administrative order, consent decree or judgment, relating to the protection of the environment, including ambient air, indoor air, surface water, groundwater, land surface and subsurface strata and natural resources such as wetlands, or to human health or safety (in each case, to the extent relating to human exposure to Hazardous Materials), or Hazardous Materials.
“ERCOT” shall mean the Electric Reliability Council of Texas or any other entity succeeding thereto.
“ERCOT Contracts” shall have the meaning provided in the definition of “Deemed Hedge Portfolio”.
“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time. Section references to ERISA are to ERISA as in effect on the Closing Date and any subsequent provisions of ERISA amendatory thereof, supplemental thereto or substituted therefor.
“ERISA Affiliate” shall mean each person (as defined in Section 3(9) of ERISA) that together with the Borrower or any Subsidiary of the Borrower would be deemed to be a “single employer” within the meaning of Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.
“ERISA Event” shall mean (i) the failure of any Benefit Plan to comply with any provisions of ERISA and/or the Code or with the terms of such Benefit Plan; (ii) any Reportable Event; (iii) the existence with respect to any Benefit Plan of a non-exempt Prohibited Transaction; (iv) any failure by any Pension Plan to satisfy the minimum funding standards (within the meaning of Section 412 of the Code or Section 302 of ERISA) applicable to such Pension Plan, whether or not waived; (v) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard with respect to any Pension Plan; (vi) the occurrence of any event or condition which would reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or the incurrence by any Credit Party or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Pension Plan, including but not limited to the imposition of any Lien in favor of the PBGC or any Pension Plan; (vii) the receipt by any Credit Party or any of its ERISA Affiliates from the PBGC or a plan administrator of any written notice to terminate any Pension Plan under Section 4042(a) of ERISA or to appoint a trustee to administer any Pension Plan under Section 4042(b)(1) of ERISA; (viii) the incurrence by any Credit Party or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Pension Plan (or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA) or Multiemployer Plan; or (ix) the receipt by any Credit Party or any of its ERISA Affiliates of any notice concerning the imposition on it of

AMERICAS 111453311

Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, Insolvent or in Reorganization, or terminated (within the meaning of Section 4041A of ERISA).
“Erroneous Payment” has the meaning assigned to it in Section 12.13(a).
“Erroneous Payment Deficiency Assignment” has the meaning assigned to it in Section 12.13(d)(i).
“Erroneous Payment Impacted Class” has the meaning assigned to it in Section 12.13(d)(i).
“Erroneous Payment Return Deficiency” has the meaning assigned to it in Section 12.13(d)(i).
“Erroneous Payment Subrogation Rights” has the meaning assigned to it in Section 12.13(e).
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.
“Event of Default” shall have the meaning provided in Section 11.
“Excluded Affiliates” shall mean members of any Joint Lead Arranger or any of its affiliates that are engaged as principals primarily in private equity, mezzanine financing or venture capital, including through the provision of advisory services other than a limited number of senior employees who are required, in accordance with industry regulations or such Joint Lead Arranger’s internal policies and procedures to act in a supervisory capacity and the Joint Lead Arrangers’ internal legal, compliance, risk management, credit or investment committee members.
“Excluded Taxes” shall mean~~,~~ any of the following Taxes imposed on or with respect to any Agent or ~~any~~ Lender or required to be withheld or deducted from a payment to any Agent or Lender, (a) Taxes imposed on or measured by net income ~~Taxes and~~, franchise ~~and excise~~ Taxes ~~(imposed in lieu of net income~~, and branch profits Taxes, in each case, (i) imposed ~~on~~as a result of such Agent or Lender~~, (b) any Taxes imposed on any Agent or any Lender as a result of any current or former connection between such Agent or Lender and~~  being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in the jurisdiction of the Governmental Authority imposing such Tax (or any political subdivision ~~or taxing authority thereof or therein (other than any such connection arising from such Agent or Lender having executed, delivered or performed its obligations or received a payment under, or having been a party to or having enforced, this Agreement or any other Credit Document), (c)~~ thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, any U.S. federal withholding Tax ~~that is~~ imposed on amounts payable to ~~any Lender under the~~or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect ~~at~~on the ~~time~~date on which (i) such Lender ~~becomes a party to this Agreement (or designates a new lending office other than a new lending office designated at the request of the Borrower); provided that this subclause (c) shall not apply to the extent that (x) the indemnity payments or additional amounts any Lender would be entitled to receive (without regard to this subclause (c)) do not exceed the indemnity payment or additional amounts that the person making the assignment, participation or transfer to such Lender (or designation of a new lending office by such Lender) would have been entitled to receive in the absence of such assignment or (y) any Tax is imposed on a Lender in connection with an interest in any Revolving Credit Loan or other obligation that such Lender was required to acquire pursuant to Section 13.8(a) or that such Lender acquired pursuant to Section 13.7 (it~~

AMERICAS 111453311

~~being understood and agreed, for the avoidance of doubt, that any withholding Tax imposed on a Lender as a result of a Change in Law occurring after the time such~~acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Borrower under Section 13.7) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 5.4(a), amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party ~~to this Agreement (or designates a new~~hereto or to such Lender immediately before it changed its lending office~~) shall not be an Excluded Tax under this subclause~~, (c)~~) and (d)~~  any Tax to the extent attributable to such Lender’s failure to comply with Sections 5.4(d),(e), (~~in the case of any Non-U.S. Lender) or~~i) or (j) or the Agent’s failure to comply with Section 5.4(~~h~~i) ~~(in the case of a U.S. Lender)~~, and (~~f~~d) any withholding Taxes imposed by FATCA.
“FATCA” shall mean Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future Treasury regulations promulgated thereunder or official administrative interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code and any ~~law implementing an~~ intergovernmental ~~approach thereto~~agreement (or related laws, rules or official administrative guidance) implementing the foregoing.
“Federal Funds Effective Rate” shall mean, for any day, the weighted average of the per annum rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers on such day, as published on the next succeeding Business Day by the Federal Reserve Bank of New York; provided that (a) if such day is not a Business Day, the Federal Funds Effective Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Effective Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to the Administrative Agent on such day on such transactions as determined by the Administrative Agent.
“FERC” shall mean the U.S. Federal Energy Regulatory Commission or any successor agency thereto.
“Fees” shall mean all amounts payable pursuant to, or referred to in, Section 4.1.
“Fifth Amendment” means that certain Fifth Amendment to Credit Agreement, dated as of the Fifth Amendment Effective Date, among Holdings, the Borrower, the other Credit Parties, the Administrative Agent, the Collateral Agent, the Lenders party thereto and the various other parties party thereto.
“Fifth Amendment Effective Date” shall have the meaning provided in the Fifth Amendment.
“First Amendment” means that certain First Amendment to Credit Agreement, dated as of the First Amendment Effective Date, among Holdings, the Borrower, the other Credit Parties party thereto, the Administrative Agent, the Collateral Agent, the Lenders party thereto and the various other parties party thereto.
“First Amendment Effective Date” shall have the meaning provided in the First Amendment.
“First Lien Intercreditor Agreement” shall mean an Intercreditor Agreement among the representative of such holders of First Lien Obligations, the Collateral Representative, the Credit

AMERICAS 111453311

Parties and any other First Lien Secured Parties from time to time party thereto, whether on the Closing Date or at any time thereafter, in a form that is reasonably satisfactory in form and substance to the Borrower and the Collateral Agent (it being understood and agreed that any such intercreditor agreement otherwise permitted by the Senior Secured Credit Agreement is reasonably satisfactory).
“First Lien Obligations” shall mean, collectively, (i) the Obligations and (ii) the Indebtedness and related obligations which are permitted hereunder to be secured by Liens on the Collateral that rank pari passu (but without regard to the control of remedies) with the Liens securing the Obligations.
“First Lien Secured Parties” shall mean, collectively, (i) the Secured Bank Parties and (ii) the other holders from time to time of First Lien Obligations (other than the Secured Bank Parties) and any representative on their behalf for such purposes.
“Fiscal Year” shall have the meaning provided in Section 9.10.
“Floor” means the benchmark rate floor, if any provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to the Term SOFR Rate or Daily Simple SOFR. The Floor for each of the Term SOFR Rate and Daily Simple SOFR is 0.00% per annum.
“Foreign Plan” shall mean any employee benefit plan, program, policy, arrangement or agreement maintained or contributed to by the Borrower or any of its Subsidiaries with respect to employees employed outside the United States.
“Foreign Subsidiary” shall mean each Subsidiary of the Borrower that is not a Domestic Subsidiary.
“Fourth Amendment” means that certain Fourth Amendment to Credit Agreement, dated as of the Fourth Amendment Effective Date, among Holdings, the Borrower, the other Credit Parties party thereto, the Administrative Agent, the Collateral Agent, the Lenders party thereto and the various other parties party thereto.
“Fourth Amendment Effective Date” shall have the meaning provided in the Fourth Amendment.
“Fund” shall mean any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of business.
“GAAP” shall mean generally accepted accounting principles in the United States of America, as in effect from time to time; provided, however, that if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the Closing Date in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.

AMERICAS 111453311

“Governmental Authority” shall mean any nation, sovereign or government, any state, province, territory or other political subdivision thereof, and any entity or authority exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government~~,~~  or any governmental (including ~~a~~any central bank~~,~~ or stock exchange~~, PUCT or~~) or non-governmental authority regulating the generation and/or transmission of energy, such as PUCT, FERC and RTOs/ISOs regulated by the PUCT or FERC (including, for the avoidance of doubt, CAISO and ERCOT).
“Granting Lender” shall have the meaning provided in Section 13.6(g).
“Guarantee” shall mean the Guarantee made by each Guarantor in favor of the Administrative Agent for the benefit of the Secured Bank Parties, substantially in the form of Exhibit B.
“Guarantors” shall mean (a) Holdings, (b) each Domestic Subsidiary (other than an Excluded Subsidiary) on the Closing Date, and (c) each Domestic Subsidiary that becomes a party to the Guarantee on or after the Closing Date pursuant to Section 9.11 or otherwise.
“Hazardous Materials” shall mean (a) any petroleum or petroleum products spilled or released into the environment, radioactive materials, friable asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, and radon gas; (b) any chemicals, materials or substances defined as or included in the definition of “hazardous substances”, “hazardous waste”, “hazardous materials”, “extremely hazardous waste”, “restricted hazardous waste”, “toxic substances”, “toxic pollutants”, “contaminants”, or “pollutants”, or words of similar import, under any applicable Environmental Law; and (c) any other chemical, material or substance, for which a release into the environment is prohibited, limited or regulated by any Environmental Law.
“Holdings” shall mean, (x) Vistra Intermediate Company LLC, a Delaware limited liability company; or (y) any other partnership, limited partnership, corporation, limited liability company, or business trust or any successor thereto organized under the laws of the United States or any state thereof or the District of Columbia (the “New Holdings”) that is a Subsidiary of Vistra Intermediate Company LLC or that has merged, amalgamated or consolidated with Vistra Intermediate Company LLC (or, in either case, the previous New Holdings, as the case may be) (the “Previous Holdings”); provided that, to the extent applicable, (a) such New Holdings owns directly or indirectly 100% of the Stock and Stock Equivalents of the Borrower, (b) the New Holdings shall expressly assume all the obligations of the Previous Holdings under this Agreement and the other Credit Documents to which it is a party pursuant to a supplement hereto or thereto in form reasonably satisfactory to the Administrative Agent (provided that any such supplement substantially in the form furnished to the administrative agent under the Senior Secured Credit Agreement shall be deemed reasonably satisfactory for purposes of the foregoing), (c) such substitution and any supplements to the Credit Documents shall preserve the enforceability of the Guarantee and the perfection and priority of the Liens under the Security Documents, and New Holdings shall have delivered to the Administrative Agent an officer’s certificate to that effect and (d) all assets of the Previous Holdings are contributed or otherwise transferred to such New Holdings; provided, further, that if the foregoing are satisfied, the Previous Holdings shall be automatically released of all its obligations under the Credit Documents and any reference to “Holdings” in the Credit Documents shall be meant to refer to the “New Holdings”. Notwithstanding anything to the contrary contained in this Agreement, Holdings or any New Holdings may change its jurisdiction of organization or location for purposes of the UCC or its identity or type of organization or corporate structure, subject to compliance with the terms and provisions of the Pledge Agreement.
“ICE” shall mean the ICE Benchmark Administration (including any successor thereto).

AMERICAS 111453311

“Indebtedness” of any Person shall mean (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments, (c) the deferred purchase price of assets or services that in accordance with GAAP would be included as a liability on the balance sheet of such Person, (d) the face amount of all letters of credit issued for the account of such Person and, without duplication, all drafts drawn thereunder, (e) all Indebtedness of any other Person secured by any Lien on any property owned by such Person, whether or not such Indebtedness has been assumed by such Person, (f) the principal component of all Capitalized Lease Obligations of such Person, (g) the Swap Termination Value of Hedging Obligations of such Person, (h) without duplication, all Guarantee Obligations of such Person, (i) Disqualified Stock of such Person and (j) Receivables Indebtedness of such Person; provided that Indebtedness shall not include (i) trade and other ordinary course payables and accrued expenses arising in the ordinary course of business, (ii) deferred or prepaid revenue, (iii) purchase price holdbacks in respect of a portion of the purchase price of an asset to satisfy warranty or other unperformed obligations of the respective seller, (iv) amounts payable by and between Holdings, the Borrower and any of its Subsidiaries in connection with retail clawback or other regulatory transition issues, (v) any Indebtedness defeased by such Person or by any Subsidiary of such Person, (vi) contingent obligations incurred in the ordinary course of business, (vii) [reserved], (viii) Performance Guaranties, and (ix) earnouts until earned, due and payable and not paid for a period of thirty (30) days (solely to the extent reflected as a liability on the balance sheet of such Person). The amount of Indebtedness of any Person for purposes of clause (e) shall be deemed to be equal to the lesser of (i) the aggregate unpaid principal amount of such Indebtedness and (ii) the fair market value of the property encumbered thereby as determined by such Person in good faith.
For all purposes hereof, the Indebtedness of the Borrower and the Restricted Subsidiaries shall (i) exclude all intercompany Indebtedness among the Borrower and its Subsidiaries having a term not exceeding 365 days (inclusive of any roll-over or extensions of terms) and made in the ordinary course of business, and (ii) obligations constituting Non-Recourse Debt shall only constitute “Indebtedness” for purposes of Section 10.1, Section 10.2 and Section 10.10 and not for any other purpose hereunder.
“indemnified liabilities” shall have the meaning provided in Section 13.5.
“Indemnified Taxes” shall mean (a) all Taxes ~~(including Other Taxes)~~, other than ~~(i)~~ Excluded Taxes ~~and (ii) any interest, penalties or expenses caused by an Agent’s or Lender’s gross negligence or willful misconduct (as determined in a final non-appealable judgment of a court of competent jurisdiction).~~, imposed on or with respect to any payment made by or on account of any obligation of the Borrower or any Guarantor under any Credit Document and (b) to the extent not otherwise described in the immediately preceding clause (a), Other Taxes.
“Initial Power Price” shall mean, (a) with respect to each PJM Contract and ERCOT Contract in the Deemed Hedge Portfolio on the ~~Fourth~~Sixth Amendment Effective Date, the specified fixed price agreed to and specified in such PJM Contract or ERCOT Contract, as applicable, as of the ~~Fourth~~Sixth Amendment Effective Date and (b) with respect to each PJM Contract and ERCOT Contract added to the Deemed Hedge Portfolio after the ~~Fourth~~Sixth Amendment Effective Date, the settlement price of such PJM Contract or ERCOT Contract, as applicable, as of the Calculation Date that such PJM Contract or ERCOT Contract, as applicable, was added to the Deemed Hedge Portfolio.
“Insolvent” shall mean, with respect to any Multiemployer Plan, the condition that such Multiemployer Plan is insolvent within the meaning of Section 4245 of ERISA.

AMERICAS 111453311

“Intercompany Subordinated Note” shall mean the Intercompany Note, dated as of October 3, 2016, executed by Holdings, the Borrower and each Restricted Subsidiary of the Borrower.
“Interest Period” shall mean, with respect to any Revolving Credit Loan, the interest period applicable thereto, as determined pursuant to Section 2.9.
“Interim Calculation Date” shall have the meaning provided in the definition of “Calculation Date”.
“ISO” shall mean “independent system operator,” as further defined by FERC policies, orders and regulations.
“Joint Lead Arrangers” shall mean (a) Citibank, N.A., Barclays Bank PLC, BMO Capital Markets Corp., BNP Paribas Securities Corp., Credit Agricole Corporate and Investment Bank, Credit Suisse Loan Funding LLC, Goldman Sachs Bank USA, JPMorgan Chase Bank, N.A., Mizuho Bank, Ltd., Morgan Stanley Senior Funding, Inc., MUFG Bank, Ltd., Natixis, New York Branch and Royal Bank of Canada, as joint lead arrangers and joint bookrunners for the Lenders under this Agreement and the other Credit Documents, (b) Citibank, N.A., as lead arranger and bookrunner with respect to the First Amendment and the transactions contemplated thereby, (c) Citibank, N.A., as lead arranger and bookrunner with respect to the Second Amendment, the Third Amendment and the Fourth Amendment and the transactions contemplated thereby ~~and~~, (d) Citibank, N.A. and Sumitomo Mitsui Banking Corporation, as joint lead arrangers and joint bookrunners with respect to the Fifth Amendment and the transactions contemplated thereby~~.~~  and (e) Citigroup Global Markets Inc., BMO Capital Markets Corp., Mizuho Bank, Ltd., Barclays Bank PLC, BNP Paribas Securities Corp., BofA Securities, Inc., Credit Agricole Corporate and Investment Bank, Credit Suisse Loan Funding LLC, JPMorgan Chase Bank, N.A., Morgan Stanley Senior Funding, Inc., MUFG Bank, Ltd., Sumitomo Mitsui Banking Corporation and Truist Securities, Inc., as joint lead arrangers and joint bookrunners with respect to the Sixth Amendment and the transactions contemplated thereby.
“Junior Lien Intercreditor Agreement” shall mean an Intercreditor Agreement among the representative of such holders of Indebtedness junior to the Obligations, the Collateral Agent, the Collateral Trustee (if applicable), the Borrower and any other First Lien Secured Parties from time to time party thereto, whether on the Closing Date or at any time thereafter, in form and substance reasonably satisfactory to the Borrower and the Collateral Agent (it being understood and agreed that an intercreditor agreement in substantially the form of the junior lien intercreditor agreement attached as Exhibit M to the Senior Secured Credit Agreement is reasonably satisfactory).
“Lender” shall have the meaning provided in the preamble to this Agreement.
“Lender Default” shall mean (a) the refusal or failure (which has not been cured) of a Lender to make available its portion of any Borrowing that it is required to make hereunder, (b) a Lender having notified the Administrative Agent and/or the Borrower that it does not intend to comply with its funding obligations under this Agreement or has made a public statement to that effect with respect to its funding obligations under this Agreement, (c) a Lender has failed to confirm (within one (1) Business Day after a written request for such confirmation is received by such Lender from the Administrative Agent or the Borrower) in a manner reasonably satisfactory to the Administrative Agent and the Borrower that it will comply with its funding obligations under this Agreement (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation to that effect by the Administrative Agent and the Borrower (but only if such receipt of such written confirmation occurs prior to the date upon which such Lender is required to perform its funding obligations under this Agreement, in the event the receipt of the written confirmation occurs

AMERICAS 111453311

after such date then such Lender shall only cease to be a Defaulting Lender if the Borrower and Administrative Agent consent)), (d) a Lender being deemed insolvent or becoming the subject of a bankruptcy or insolvency proceeding or has admitted in writing that it is insolvent; provided that a Lender Default shall not be deemed to have occurred solely by virtue of the ownership or acquisition of any Stock in the applicable Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide the applicable Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit the applicable Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with the applicable Lender, or (e) a Lender that has, or has a direct or indirect parent company that has, become the subject of a Bail-In Action.
“Lien” shall mean any mortgage, pledge, security interest, hypothecation, collateral assignment, lien (statutory or other) or similar encumbrance (including any conditional sale or other title retention agreement or any lease or license in the nature thereof); provided that in no event shall an operating lease be deemed to be a Lien.
“Line Cap” means, on any date of determination, the lesser of (a) the Total Revolving Credit Commitments and (b) the Borrowing Base based on the Borrowing Base Certificate that was most recently delivered (or required to have been delivered) pursuant to Section 9.1(i).
“Market ERCOT Power Price” shall mean, with respect to each Calculation Month, the settlement price of the ICE “ERN” Contract, “ERCOT North 345KV Real-Time Peak Fixed Price Future” as of the end of the Business Day prior to the applicable Calculation Date.
“Market PJM Power Price” shall mean, with respect to each Calculation Month, the settlement price of the ICE “PMI” Contract, “PJM Western Hub Real-Time Peak (1 MW) Fixed Price Future” as of the end of the Business Day prior to the applicable Calculation Date.
“Material Adverse Effect” shall mean any circumstances or conditions affecting the business, assets, operations, properties or financial condition of the Borrower and its Subsidiaries, taken as a whole, that would, in the aggregate, materially adversely affect (a) the ability of the Borrower and its Restricted Subsidiaries, taken as a whole, to perform their payment obligations under this Agreement or any of the other Credit Documents (taken as a whole) or (b) the material rights or remedies (taken as a whole) of the Administrative Agent, the Collateral Representative and the Lenders under the Credit Documents.
“Maximum Rate” shall have the meaning provided in Section 13.21.
“Minimum Borrowing Amount” shall mean (a) with respect to a Borrowing of Term SOFR Loans, $5,000,000 (or, if less, the entire remaining Revolving Credit Commitments at the time of such Borrowing), (b) with respect to a Borrowing of Daily Simple SOFR Loans, $1,000,000 (or, if less, the entire remaining Revolving Credit Commitments at the time of such Borrowing), and (c) with respect to a Borrowing of ABR Loans, $1,000,000 (or, if less, the entire remaining Revolving Credit Commitments at the time of such Borrowing).
“Monticello Property” means the coal-fired Monticello Power Plant, and associated property and mines located in Titus, Camp, Franklin and Hopkins Counties, Texas (as further described below).

AMERICAS 111453311

Property Name	Description of Property	Owner of Record	County and State
Monticello Plant	Monticello coal plant, approximately 7,328 acres	Luminant Generation Company LLC	Titus and Camp, Texas
	Monticello railroad (fee and easement)	Luminant Generation Company LLC	Titus and Camp, Texas
	Monticello north loading station and railroad spur (easement)	Luminant Generation Company LLC	Titus and Camp, Texas
	Monticello lifeline easements	Luminant Generation Company LLC	Titus and Camp, Texas
	Monticello Unit 4, approximately 109 acres	Luminant Generation Company LLC	Titus and Camp, Texas
Monticello Mining	Monticello Mining	Luminant Generation Company LLC and Luminant Mining Company LLC	Camp, Franklin, Hopkins, and Titus, Texas
“Moody’s” means Moody’s Investors Service, Inc. ~~and~~or any successor ~~thereto~~by merger or consolidation to its rating agency business.
“Mortgage” shall mean a mortgage or a deed of trust, deed to secure debt, trust deed or other security document entered into by the owner of a Mortgaged Property and the Collateral Representative for the benefit of the Secured Parties in respect of that Mortgaged Property, in a form to be mutually agreed with the Administrative Agent (it being understood and agreed that any Mortgage in substantially the form as any Mortgage that is in effect as of the Closing Date is acceptable to the Administrative Agent).
“Mortgaged Property” shall mean all Real Estate (i) that is subject to a Lien securing the Priority Lien Obligations as of the Closing Date (other than the Monticello Property) and (ii) with respect to which a Mortgage is required to be granted pursuant to Section 9.14.
“MTM Amount” shall mean, for any Calculation Date, the greater of (x) the sum of MTM Amount (PJM) plus the MTM Amount (ERCOT) and (y) zero.
“MTM Amount (ERCOT)” shall mean, for any Calculation Date and with respect to all ERCOT Contracts in the Deemed Hedge Portfolio in the aggregate, the sum of the amounts determined

AMERICAS 111453311

for each such ERCOT Contract as the product of (x) the notional amount/volume specified for such ERCOT Contract multiplied by (y) the average Market ERCOT Power Price for all Calculation Months minus the Initial Power Price of such ERCOT Contract. For the avoidance of doubt, the MTM Amount (ERCOT) may be a negative amount. The MTM Amount (ERCOT) may be calculated in the aggregate for all ERCOT Contracts in the Deemed Hedge Portfolio with a weighted average Initial Power Price across all ERCOT Contracts for each Calculation Month.
“MTM Amount (PJM)” shall mean, for any Calculation Date and with respect to all PJM Contracts in the Deemed Hedge Portfolio in the aggregate, the sum of the amounts determined for each such PJM Contract as the product of (x) the notional amount/volume specified for such PJM Contract multiplied by (y) the average Market PJM Power Price for all Calculation Months minus the Initial Power Price of such PJM Contract. For the avoidance of doubt, the MTM Amount (PJM) may be a negative amount. The MTM Amount (PJM) may be calculated in the aggregate for all PJM Contracts in the Deemed Hedge Portfolio with a weighted average Initial Power Price across all PJM Contracts for each Calculation Month.
“Multiemployer Plan” shall mean a plan that is a multiemployer plan as defined in Section 4001(a)(3) of ERISA (i) to which any of the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate is then making or has an obligation to make contributions or (ii) with respect to which the Borrower, any Subsidiary of the Borrower or any ERISA Affiliate could incur liability pursuant to Title IV of ERISA.
“Non-Consenting Lender” shall have the meaning provided in Section 13.7(b).
“Non-Defaulting Lender” shall mean and include each Lender other than a Defaulting Lender.
“Non-U.S. Lender” shall mean any ~~Agent or~~ Lender that is not~~, for U.S. federal income tax purposes, (a) an individual who is a citizen or resident of the U.S., (b) a corporation, partnership or entity treated as a corporation or partnership created or organized in or under the laws of the U.S., or any political subdivision thereof, (c) an estate whose income is subject to U.S. federal income taxation regardless of its source or (d) a trust if a court within the U.S. is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust or a trust that has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.~~ a United States person under Section 7701(a)(30) of the Code.
“Notice of Borrowing” shall mean a request of the Borrower substantially in the form of Exhibit A or such other form as shall be approved by the Administrative Agent (acting reasonably).
“Notice of Conversion or Continuation” shall have the meaning provided in Section 2.6.
“NYFRB” means the Federal Reserve Bank of New York.
~~“NYFRB’s Website” means the website of the NYFRB at http://www.newyorkfed.org, or any successor source.~~
“Obligations” shall mean all advances to, and debts, liabilities, obligations, covenants and duties of, any Credit Party arising under any Credit Document or otherwise with respect to any Revolving Credit Loans, in each case, entered into with Holdings, the Borrower or any Restricted

AMERICAS 111453311

Subsidiary, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Credit Party of any proceeding under any bankruptcy or insolvency law naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding, in each case, other than RCT Reclamation Obligations and Permitted Other Debt Obligations secured pursuant to the Security Documents. Without limiting the generality of the foregoing, the Obligations of the Credit Parties under the Credit Documents (and any of their Restricted Subsidiaries to the extent they have obligations under the Credit Documents) (i) include the obligation (including guarantee obligations) to pay principal, interest, charges, expenses, fees, attorney costs, indemnities and other amounts payable by any Credit Party under any Credit Document and any obligations with respect to any Erroneous Payment Subrogation Rights and (ii) exclude, notwithstanding any term or condition in this Agreement or any other Credit Documents, RCT Reclamation Obligations and Permitted Other Debt Obligations secured pursuant to the Security Documents.
“Organizational Documents” shall mean, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction), (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and, if applicable, any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.
“Other Connection Taxes” means, with respect to any Agent or Lender, Taxes imposed as a result of a present or former connection between such Agent or Lender and the jurisdiction imposing such Tax (other than connections arising from such Agent or Lender having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Credit Document or sold or assigned an interest in any Revolving Credit Loan or Credit Document).
“Other Taxes” shall mean any and all present or future stamp, ~~registration,~~court or documentary ~~or any other excise, property~~, intangible, recording, filing or similar taxes (including interest~~, fines,~~ and penalties~~, additions to tax and related expenses with regard~~ applicable thereto) arising from any payment made or required to be made under ~~this Agreement or~~ any ~~other~~ Credit Document or from the execution or delivery of, registration or enforcement of, consummation or administration of, or otherwise with respect to, ~~this Agreement or~~ any ~~other~~ Credit Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 13.7).
“Overnight Rate” shall mean, for any day, the greater of (a) the Federal Funds Effective Rate and (b) an overnight rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.
“Participant” shall have the meaning provided in Section 13.6(c)(i).
“Participant Register” shall have the meaning provided in Section 13.6(c)(iii).
“Patriot Act” shall have the meaning provided in Section 13.8.

AMERICAS 111453311

“Payment Default” shall mean any event, act or condition that with notice or lapse of time, or both, would constitute an Event of Default under Section 11.1.
“Payment Recipient” has the meaning assigned to it in Section 12.13(a).
“PBGC” shall mean the Pension Benefit Guaranty Corporation established pursuant to Section 4002 of ERISA, or any successor thereto.
“Pension Act” shall mean the Pension Protection Act of 2006, as it presently exists or as it may be amended from time to time.
“Pension Plan” shall mean any employee pension benefit plan (as defined in Section 3(2) of ERISA, but excluding any Multiemployer Plan) in respect of which any Credit Party or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4062 or Section 4069 of ERISA be reasonably expected to be deemed to be) an “employer” as defined in Section 3(5) of ERISA.
“Person” shall mean any individual, partnership, joint venture, firm, corporation, limited liability company, association, trust or other enterprise or any Governmental Authority.
“PJM” shall mean PJM Interconnection, L.L.C. or any other entity succeeding thereto.
“PJM Contracts” shall have the meaning provided in the definition of “Deemed Hedge Portfolio”.
“Platform” shall have the meaning provided in Section 13.17(c).
“Pledge Agreement” shall mean (a) the Amended and Restated Pledge Agreement, dated as of October 3, 2016 (as the same may be amended, restated, amended and restated, supplemented or otherwise modified or replaced from time to time), entered into by the Credit Parties party thereto, the Collateral Agent (as defined in the Senior Secured Credit Agreement), the Collateral Trustee and the Collateral Representative for the benefit of the Secured Parties, and (b) any other Pledge Agreement with respect to any or all of the Obligations delivered pursuant to Section 9.12.
“Priority Lien Obligations” shall have the meaning provided in the Collateral Trust Agreement.
“Prohibited Transaction” shall have the meaning assigned to such term in Section 406 of ERISA or Section 4975(c) of the Code.
“Projections” shall have the meaning provided in Section 9.1(g).
“PTE” shall mean a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.
“PUCT” shall mean the Public Utility Commission of Texas or any successor.
“RCT” shall mean the Railroad Commission of Texas.
“RCT Reclamation Obligations” shall mean all amounts required to be paid by the Credit Parties or their Subsidiaries to the RCT or the State of Texas (x) in respect of reclamation obligations incurred by the RCT (or which may be incurred by the RCT) and for which any of the Credit

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Parties or their Subsidiaries may be liable under Applicable Law and (y) in respect of any other First-Out Obligations (as defined in the Collateral Trust Agreement).
“Reaffirmation Agreement” shall mean the Reaffirmation Agreement, dated as of the Closing Date (as the same may be amended, restated, amended and restated, supplemented or otherwise modified or replaced from time to time), entered into by the Credit Parties party thereto and acknowledged by the Collateral Trustee.
“Real Estate” shall mean any interest in land, buildings and improvements owned, leased or otherwise held by any Credit Party, but excluding all operating fixtures and equipment.
“Reference Time” with respect to any setting of the then-current Benchmark means (1) if such Benchmark is the Term SOFR Rate, 6:00 a.m. (New York time) on the day that is two U.S. Government Securities Business Days preceding the date of such setting and (2) if such Benchmark is not the Term SOFR Rate, the time determined by the Administrative Agent in its reasonable discretion.
“Register” shall have the meaning provided in Section 13.6(b)(iv).
“Regulation T” shall mean Regulation T of the Board as from time to time in effect and any successor to all or a portion thereof establishing margin requirements.
“Regulation U” shall mean Regulation U of the Board as from time to time in effect and any successor to all or a portion thereof establishing margin requirements.
“Regulation X” shall mean Regulation X of the Board as from time to time in effect and any successor to all or a portion thereof establishing margin requirements.
“Related Parties” shall mean, with respect to any specified Person, such Person’s Affiliates and the directors, officers, employees, agents, trustees and advisors of such Person and any Person that possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of such Person, whether through the ability to exercise voting power, by contract or otherwise.
“Relevant Governmental Body” means the Board and/or the NYFRB, the CME Term SOFR Administrator, as applicable, or a committee officially endorsed or convened by the Board and/or the NYFRB or, in each case, any successor thereto.
“Reorganization” shall mean, with respect to any Multiemployer Plan, the condition that such plan is in reorganization within the meaning of Section 4241 of ERISA.
“Reportable Event” shall mean an event described in Section 4043 of ERISA and the regulations thereunder, other than any event as to which the thirty day notice period has been waived.
“Required Lenders” shall mean, at any date, Non-Defaulting Lenders having or holding a majority of the sum of the Adjusted Total Revolving Credit Commitment at such date (or, if the Total Revolving Credit Commitment has been terminated or for the purposes of acceleration pursuant to Section 11, the Aggregate Revolving Credit Outstandings (excluding the Revolving Credit Loans of Defaulting Lenders) at such date).
“Requirement of Law” shall mean, as to any Person, and any law, treaty, rule, or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case

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applicable to or binding upon such Person or any of its property or assets or to which such Person or any of its property or assets is subject.
“Revolving Credit Commitment” shall mean, (a) with respect to each Lender on the Fifth Amendment Effective Date, the amount set forth opposite such Lender’s name on Schedule 1.1(a) (as amended by the Fifth Amendment) as such Lender’s “Revolving Credit Commitment” and (b) in the case of any Lender that becomes a Lender after the Fifth Amendment Effective Date, the amount specified as such Lender’s “Revolving Credit Commitment” in the Assignment and Acceptance pursuant to which such Lender assumed a portion of the Total Revolving Credit Commitment, in each case as such Revolving Credit Commitment may be changed or assigned from time to time pursuant to the terms hereof (or any amendment hereto). On the Closing Date and prior to the First Amendment Effective Date, the aggregate amount of the Revolving Credit Commitments of all Lenders was $1,000,000,000. On the First Amendment Effective Date and prior to the Second Amendment Effective Date, the aggregate amount of the Revolving Credit Commitments of all Lenders was $2,000,000,000. On the Second Amendment Effective Date and prior to the Third Amendment Effective Date, the aggregate amount of the Revolving Credit Commitments of all Lenders was $2,200,000,000. On the Third Amendment Effective Date and prior to the Fourth Amendment Effective Date, the aggregate amount of the Revolving Credit Commitments of all Lenders was $2,250,000,000. On the Fourth Amendment Effective Date and prior to the Fifth Amendment Effective Date, the aggregate amount of the Revolving Credit Commitments of all Lenders was $1,250,000,000. On the Fifth Amendment Effective Date, the aggregate amount of the Revolving Credit Commitments of all Lenders is $1,350,000,000.
“Revolving Credit Commitment Fee” shall have the meaning provided in Section 4.1(a).
“Revolving Credit Commitment Fee Rate” shall have the meaning provided in the definition of “Applicable Margin”.
“Revolving Credit Commitment Percentage” shall mean at any time, for each Lender, the percentage obtained by dividing (a) such Lender’s Revolving Credit Commitment at such time by (b) the amount of the Total Revolving Credit Commitment at such time; provided that at any time when the Total Revolving Credit Commitment shall have been terminated, each Lender’s Revolving Credit Commitment Percentage shall be the percentage obtained by dividing (a) such Lender’s Revolving Credit Exposure at such time by (b) the Revolving Credit Exposure of all Lenders at such time.
“Revolving Credit Exposure” shall mean, with respect to any Lender at any time, the aggregate principal amount of the Revolving Credit Loans of such Lender then-outstanding.
“Revolving Credit Facility” shall mean the revolving credit facility represented by the Revolving Credit Commitments.
“Revolving Credit Lender” shall have the meaning provided in the preamble to this Agreement.
“Revolving Credit Loans” shall mean the loans made by a Revolving Credit Lender pursuant to Section 2.1(c).
“Revolving Credit Maturity Date” shall mean October 4, 2023.

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“Revolving Credit Termination Date” shall mean the earlier to occur of (a) the Revolving Credit Maturity Date and (b) the date on which the Revolving Credit Commitments shall have terminated pursuant to the terms hereof.
“RTO” shall mean “regional transmission organization,” as further defined by FERC policies, orders and regulations.
“S&P” ~~means~~shall mean Standard & Poor’s ~~Rating~~Ratings Services~~, a Standard & Poor’s Financial Services LLC business, and~~ or any successor ~~thereto~~by merger or consolidation to its rating agency business.
“Sanctions” shall have the meaning provided in Section 8.19.
“Sanctions Laws” shall have the meaning provided in Section 8.19.
“SEC” shall mean the Securities and Exchange Commission or any successor thereto.
“Second Amendment” means that certain Second Amendment, dated as of Second Amendment Effective Date, among Holdings, the Borrower, the other Credit Parties, the Administrative Agent, the Collateral Agent, the Lenders party thereto and the various other parties party thereto.
“Second Amendment Effective Date” shall have the meaning provided in the Second Amendment.
“Section 9.1 Financials” shall mean the financial statements delivered, or required to be delivered, pursuant to Section 9.1(a) or 9.1(b) together with the accompanying officer’s certificate delivered, or required to be delivered, pursuant to Section 9.1(c).
“Secured Bank Parties” shall mean the Administrative Agent, the Collateral Agent, each Lender and each sub-agent pursuant to Section 12 appointed by the Administrative Agent with respect to matters relating to the Revolving Credit Facility or appointed by the Collateral Agent with respect to matters relating to any Security Document.
“Secured Parties” shall mean the Secured Bank Parties, the Collateral Trustee (for so long as the Collateral Trust Agreement is in effect), the RCT (at all times prior to the Discharge of the First-Out Obligations (as defined in the Collateral Trust Agreement)), each other First Lien Secured Party (other than the Secured Bank Parties) and each sub-agent appointed by the Collateral Representative with respect to matters relating to any Security Document.
“Security Agreement” shall mean the Amended and Restated Security Agreement, dated as of October 3, 2016 (as the same may be amended, restated, amended and restated, supplemented or otherwise modified or replaced from time to time), entered into by the Borrower, the other grantors party thereto, the Collateral Agent (as defined in the Senior Secured Credit Agreement), the Collateral Trustee and the Collateral Representative for the benefit of the Secured Parties.
“Security Documents” shall mean, collectively, (a) the Security Agreement, (b) the Pledge Agreement, (c) the Reaffirmation Agreement, (d) the Mortgages, (e) the Collateral Trust Agreement, ~~the~~any First Lien Intercreditor Agreement, ~~the~~any Junior Lien Intercreditor Agreement, and any other intercreditor agreement executed and delivered pursuant to Section 10.2 and (f) each other

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security agreement or other instrument or document executed and delivered pursuant to Section 9.11, 9.12, or 9.14 or pursuant to any other such Security Documents.
“Senior Secured Credit Agreement” shall mean the Credit Agreement, dated as of October 3, 2016, among Vistra Intermediate Company LLC, as Holdings, Vistra Operations Company LLC, as the Borrower, the lenders party thereto from time to time, the letter of credit issuers party thereto from time to time, Credit Suisse AG, Cayman Islands Branch, as administrative agent and collateral agent, and the other parties thereto from time to time (as the same has been amended, restated, supplemented, waived, refinanced, replaced and/or otherwise modified from time to time on or prior to the ~~Fourth~~Sixth Amendment Effective Date). For the avoidance of doubt, unless otherwise expressly specified herein, all references in this Agreement to the Senior Secured Credit Agreement shall be deemed to be references to the Senior Secured Credit Agreement as in effect on the ~~Fourth~~Sixth Amendment Effective Date (without regard for any future termination of the Senior Secured Credit Agreement).
“Sixth Amendment” shall mean that certain Sixth Amendment to Credit Agreement, dated as of the Sixth Amendment Effective Date, among Holdings, the Borrower, the other Credit Parties, the Administrative Agent, the Collateral Agent, the Lenders party thereto and the various other parties party thereto.
“Sixth Amendment Effective Date” means September 26, 2023.
“SOFR” means a rate equal to the secured overnight financing rate as administered by the NYFRB (or a successor administrator of the secured overnight financing rate).
“SOFR Administrator” means the NYFRB (or a successor administrator of the secured overnight financing rate).
“SOFR Administrator’s Website” means the NYFRB’s website, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time.
“SOFR Borrowing” means, as to any Borrowing, the SOFR Loans comprising such Borrowing.
“SOFR Determination Date” has the meaning provided in the definition of “Daily Simple SOFR”.
“SOFR Loan” means a Term SOFR Loan and/or a Daily Simple SOFR Loan, as the context may require.
“SOFR Rate Day” has the meaning provided in the definition of “Daily Simple SOFR”.
“Solvent” shall mean, with respect to any Person, that as of the applicable date of determination, (i) the present fair saleable value of the property (on a going concern basis) of such Person is greater than the amount that will be required to pay the probable liability, on a consolidated basis, of their debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured in the ordinary course of business, (ii) such Person is not engaged in, and are not about to engage in, business contemplated as of the applicable date of determination for which they have unreasonably small capital and (iii) such Person is able to pay their debts and liabilities, subordinated, contingent or otherwise, as such liabilities become absolute and matured in the ordinary

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course of business, and (iv) the fair value of the assets (on a going concern basis) of such Person exceeds, their debts and liabilities, subordinated, contingent or otherwise. For purposes of this definition, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability (irrespective of whether such contingent liabilities meet the criteria for accrual under Statement of Financial Accounting Standard No. 5).
“Specified Default” shall mean any Event of Default under Sections 11.1 or 11.5.
“SPV” shall have the meaning provided in Section 13.6(g).
“Stock” shall mean shares of capital stock or shares in the capital, as the case may be (whether denominated as common stock or preferred stock or ordinary shares or preferred shares, as the case may be), beneficial, partnership or membership interests, participations or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company or equivalent entity, whether voting or non-voting, provided that any instrument evidencing Indebtedness convertible or exchangeable for Stock shall not be deemed to be Stock unless and until such instrument is so converted or exchanged.
“Stock Equivalents” shall mean all securities convertible into or exchangeable for Stock and all warrants, options or other rights to purchase or subscribe for any Stock, whether or not presently convertible, exchangeable or exercisable, provided that any instrument evidencing Indebtedness convertible or exchangeable for Stock Equivalents shall not be deemed to be Stock Equivalents unless and until such instrument is so converted or exchanged.
“Subsidiary” of any Person shall mean and include (a) any corporation more than 50% of whose Stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time Stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person directly or indirectly through Subsidiaries and (b) any limited liability company, partnership, association, joint venture or other entity of which such Person directly or indirectly through Subsidiaries has more than a 50% equity interest at the time or is a controlling general partner. Unless otherwise expressly provided, all references herein to a “Subsidiary” shall mean a Subsidiary of the Borrower.
“Subsidiary Guarantor” shall mean each Guarantor that is a Subsidiary of the Borrower.
“Supermajority Lenders” shall mean, at any date, Non-Defaulting Lenders having or holding at least 67% of the sum of the Adjusted Total Revolving Credit Commitment at such date (or, if the Total Revolving Credit Commitment has been terminated or for the purposes of acceleration pursuant to Section 11, the Aggregate Revolving Credit Outstandings (excluding the Revolving Credit Loans of Defaulting Lenders) at such date).
“Sustainability Adjustments” shall mean any adjustments to the percentages per annum set forth in the definition of Applicable Margin, as further described in (and subject to the provisions of) Schedule A attached hereto.
“Taxes” shall mean any and all present or future taxes, duties, levies, imposts, assessments, deductions, withholdings (including backup withholdings) or other similar charges imposed

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by any Governmental Authority whether computed on a separate, consolidated, unitary, combined or other basis and any interest, ~~fines,~~ penalties or additions to tax with respect to the foregoing.
“Term SOFR Determination Day” has the meaning specified in the definition of Term SOFR Reference Rate.
“Term SOFR Loan” means a Revolving Credit Loan bearing interest at a rate based on the Term SOFR Rate, other than pursuant to clause (c) of the definition of “ABR”.
“Term SOFR Rate” means, for any tenor comparable to the applicable Interest Period, the Term SOFR Reference Rate at approximately 6:00 a.m., New York time, two (2) U.S. Government Securities Business Days prior to the commencement of such tenor comparable to the applicable Interest Period, as such rate is published by the CME Term SOFR Administrator; provided, that if the Term SOFR Rate as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement.
“Term SOFR Reference Rate” means, for any day and time (such day, the “Term SOFR Determination Day”), for any tenor comparable to the applicable Interest Period, the rate per annum determined by the Administrative Agent as the forward-looking term rate based on SOFR. If by 5:00 pm (New York City time) such Term SOFR Determination Day, the “Term SOFR Reference Rate” for the applicable tenor has not been published by the CME Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Rate has not occurred, then the Term SOFR Reference Rate for such Term SOFR Determination Day will be the Term SOFR Reference Rate as published in respect of the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate was published by the CME Term SOFR Administrator, so long as such first preceding Business Day is not more than five (5) Business Days prior to such Term SOFR Determination Day.
“Test Period” shall mean, for any determination under this Agreement, the four consecutive fiscal quarters of the Borrower then last ended and for which Section 9.1 Financials have been or were required to have been delivered (or, for purposes of any calculation of a financial ratio under this Agreement, for which the financial statements described in Section 9.1(a) or (b) are otherwise available).
“Third Amendment” means that certain Third Amendment, dated as of Third Amendment Effective Date, among Holdings, the Borrower, the other Credit Parties, the Administrative Agent, the Collateral Agent, the Lenders party thereto and the various other parties party thereto.
“Third Amendment Effective Date” shall have the meaning provided in the Third Amendment.
“Threshold Amount” means the greater of (x) $300,000,000 and (y) 17.5% of Consolidated EBITDA for the most recently ended Test Period.
“Total Revolving Credit Commitment” shall mean, as of any date, the sum of the Revolving Credit Commitments of all the Lenders.
“Transactions” shall mean, collectively, the transactions contemplated by this Agreement to occur on or around the Closing Date (including the entering into and funding hereunder) and the payment of the fees, costs, liabilities and expenses in connection with each of the foregoing and the consummation of any other transaction connected with the foregoing.

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“Transferee” shall have the meaning provided in Section 13.6(e).
“Trust Indenture Act” shall have the meaning provided in Section 12.11.
“Type” shall mean, as to any Revolving Credit Loan, its nature as an ABR Loan, a Term SOFR Loan or a Daily Simple SOFR Loan.
“UCC” shall mean the Uniform Commercial Code of the State of New York or the State of Texas, as applicable, or of any other state the laws of which are required to be applied in connection with the perfection of security interests in any Collateral.
“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.
“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.
“Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.
“Unfunded Current Liability” of any Benefit Plan shall mean the amount, if any, by which the Accumulated Benefit Obligation (as defined under Statement of Financial Accounting Standards No. 87 (“SFAS 87”)) under the Benefit Plan as of the close of its most recent plan year, determined in accordance with SFAS 87 as in effect on the Closing Date, exceeds the fair market value of the assets allocable thereto.
“Unrestricted Cash” shall mean, without duplication, (a) all cash and Permitted Investments included in the cash and Permitted Investments accounts listed on the consolidated balance sheet of the Borrower and the Restricted Subsidiaries as at such date (other than any such amounts listed as “restricted cash” thereon) and (b) all margin deposits related to commodity positions listed as assets on the consolidated balance sheet of the Borrower and the Restricted Subsidiaries; provided that Unrestricted Cash shall not include any amounts on deposit in or credited to any Term C Loan Collateral Account, if any.
“Unused Revolving Commitment” shall mean, as of any date, an amount equal to the excess, if any, of (a) the amount of the Total Revolving Credit Commitment over (b) the Aggregate Revolving Credit Outstandings.
“U.S. Government Securities Business Day” means any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.
“U.S. ~~Lender~~Tax Compliance Certificate” shall have the meaning provided in Section 5.4(~~h~~e)(iii).

AMERICAS 111453311

“Wholly Owned” shall mean, with respect to the ownership by a Person of a Subsidiary, that all of the Stock of such Subsidiary (other than directors’ qualifying shares or nominee or other similar shares required pursuant to Applicable Law) are owned by such Person or another Wholly Owned Subsidiary of such Person.
“Withdrawal Liability” shall mean liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Title IV of ERISA.
“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.
1.2.    Other Interpretive Provisions. With reference to this Agreement and each other Credit Document, unless otherwise specified herein or in such other Credit Document:
(a)    The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.
(b)    The words “herein”, “hereto”, “hereof” and “hereunder” and words of similar import when used in any Credit Document shall refer to such Credit Document as a whole and not to any particular provision thereof.
(c)    Article, Section, Exhibit and Schedule references are to the Credit Document in which such reference appears.
(d)    The term “including” is by way of example and not limitation.
(e)    The term “documents” includes any and all instruments, documents, agreements, certificates, notices, reports, financial statements and other writings, however evidenced, whether in physical or electronic form.
(f)    The words “asset” and “property” shall be construed to have the same meaning and effect and refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.
(g)    All references to “knowledge” or “awareness” of any Credit Party or a Restricted Subsidiary thereof means the actual knowledge of an Authorized Officer of a Credit Party or such Restricted Subsidiary.
(h)    In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including”; the words “to” and “until” each mean “to but excluding”; and the word “through” means “to and including”.

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(i)    Any reference herein to any Person shall be construed to include such Person’s successors and permitted assigns and, in the case of any Governmental Authority, any other Governmental Authority that shall have succeeded to any or all of the functions thereof.
(j)    Section headings herein and in the other Credit Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Credit Document.
(k)    [Reserved].
(l)    All references to “in the ordinary course of business” of the Borrower or any Subsidiary thereof means (i) in the ordinary course of business of, or in furtherance of an objective that is in the ordinary course of business of the Borrower or such Subsidiary, as applicable, (ii) customary and usual in the industry or industries of the Borrower and its Subsidiaries in the United States or any other jurisdiction in which the Borrower or any Subsidiary does business, as applicable, or (iii) generally consistent with the past or current practice of the Borrower or such Subsidiary, as applicable, or any similarly situated businesses in the United States or any other jurisdiction in which the Borrower or any Subsidiary does business, as applicable.
(m)    All references herein to the Senior Secured Credit Agreement or any provision contained therein (including references to the Senior Secured Credit Agreement contained in Sections 9 and 10 hereof) shall be read to incorporate the applicable provision thereof in its entirety herein as the applicable provision is in effect on the ~~Closing~~Sixth Amendment Effective Date (without regard for any future termination of the Senior Secured Credit Agreement), mutatis mutandis.
(n)    The term “fair market value” means fair market value as determined by the Borrower in good faith.
1.3.    Accounting Terms. Section 1.3 of the Senior Secured Credit Agreement is hereby incorporated by reference in its entirety, mutatis mutandis.
1.4.    Rounding. Any financial ratios required to be maintained by the Borrower pursuant to this Agreement (or required to be satisfied in order for a specific action to be permitted under this Agreement) shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).
1.5.    References to Agreements, Laws, Etc. Unless otherwise expressly provided herein, (a) references to organizational documents, agreements (including the Credit Documents but, for the avoidance of doubt, excluding the Senior Secured Credit Agreement) and other Contractual Requirements shall be deemed to include all subsequent amendments, restatements, amendment and restatements, extensions, supplements and other modifications thereto, but only to the extent that such amendments, restatements, amendment and restatements, extensions, supplements and other modifications are not prohibited by any Credit Document and (b) references to any Requirement of Law shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such Requirement of Law.
1.6.    Times of Day. Unless otherwise specified, all references herein to times of day shall be references to New York City time (daylight or standard, as applicable).

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1.7.    Timing of Payment or Performance. When the payment of any obligation or the performance of any covenant, duty or obligation is stated to be due or performance required on a day which is not a Business Day, the date of such payment (other than as described in the definition of Interest Period) or performance shall extend to the immediately succeeding Business Day.
1.8.    Currency Equivalents Generally. Section 1.8 of the Senior Secured Credit Agreement is hereby incorporated by reference in its entirety, mutatis mutandis.
1.9.    Interest Rates; Benchmark Notification. The interest rate on any Revolving Credit Loan may be derived from an interest rate benchmark that may be discontinued or is, or may in the future become, the subject of regulatory reform. Upon the occurrence of a Benchmark Transition Event, Section 2.10 provides a mechanism for determining an alternative rate of interest. The Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission, performance or any other matter related to any interest rate used in this Agreement, or with respect to any alternative or successor rate thereto, or replacement rate thereof, including without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate will be similar to, or produce the same value or economic equivalence of, the existing interest rate being replaced or have the same volume or liquidity as did any existing interest rate prior to its discontinuance or unavailability. The Administrative Agent and its affiliates and/or other related entities may engage in transactions that affect the calculation of any interest rate used in this Agreement or any alternative, successor or alternative rate (including any Benchmark Replacement) and/or any relevant adjustments thereto, in each case, in a manner adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any interest rate used in this Agreement, any component thereof, or rates referenced in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.
1.10.    Hedging Agreements. Section 1.10 of the Senior Secured Credit Agreement is hereby incorporated by reference in its entirety, mutatis mutandis.
1.11.    Limited Condition Transactions. Section 1.11 of the Senior Secured Credit Agreement is hereby incorporated by reference in its entirety, mutatis mutandis.
1.12.    Divisions. For all purposes under the Credit Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Stock at such time.
1.13.    Compliance with Certain Sections. Section 1.15 of the Senior Secured Credit Agreement is hereby incorporated by reference in its entirety, mutatis mutandis.
1.14.    Cashless Settlement. Notwithstanding anything to the contrary contained in this Agreement, any Lender may exchange, continue or rollover all or a portion of its Revolving Credit Loans or Revolving Credit Commitments in connection with any refinancing, extension, loan modification or

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similar transaction permitted by the terms of this Agreement, pursuant to a cashless settlement mechanism approved by the Borrower, the Administrative Agent and such Lender.
SECTION 2.    Amount and Terms of Credit
2.1.    Revolving Credit Commitments.
(a)    [Reserved].
(b)    [Reserved].
(c)    (i) Subject to and upon the terms and conditions set forth in this Agreement, each Revolving Credit Lender having a Revolving Credit Commitment severally but, not jointly, agrees to make Revolving Credit Loans in Dollars to the Borrower.
(ii)    Such Revolving Credit Loans (A) shall be made pursuant to the procedures set forth in Section 2.3 at any time and from time to time after the Closing Date and prior to the Revolving Credit Termination Date, (B) may, at the option of the Borrower, be incurred and maintained as, and/or converted into, ABR Loans or SOFR Loans; provided that all Revolving Credit Loans made by each of the Lenders pursuant to the same Borrowing shall, unless otherwise specifically provided herein, consist entirely of Revolving Credit Loans of the same Type, (C) may be repaid and reborrowed in accordance with the provisions hereof, (D) shall not, for any Lender at any time, after giving effect thereto and to the application of the proceeds thereof, result in such Lender’s Revolving Credit Exposure at such time exceeding such Lender’s Revolving Credit Commitment at such time, and (E) shall not, after giving effect thereto and to the application of the proceeds thereof, result at any time in the Aggregate Revolving Credit Outstandings at such time exceeding the Line Cap.
(d)    Each Lender may at its option make any SOFR Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Revolving Credit Loan; provided that (A) any exercise of such option shall not affect the obligation of the Borrower to repay such Revolving Credit Loan and (B) in exercising such option, such Lender shall use its reasonable efforts to minimize any increased costs to the Borrower resulting therefrom (which obligation of the Lender shall not require it to take, or refrain from taking, actions that it determines would result in material increased costs for which it will not be compensated hereunder or that it determines would be otherwise disadvantageous in any material respect to it and in the event of such request for costs for which compensation is provided under this Agreement, the provisions of Section 2.10 shall apply).
2.2.    Minimum Amount of Each Borrowing; Maximum Number of Borrowings. The aggregate principal amount of each Borrowing of Revolving Credit Loans shall be in a minimum amount of at least the Minimum Borrowing Amount for such Type of Revolving Credit Loans and in a multiple of $1,000,000 in excess thereof. More than one Borrowing may be incurred on any date; provided that at no time shall there be outstanding more than 10 Borrowings of SOFR Loans under this Agreement, unless the Administrative Agent in its sole discretion shall agree upon the request of the Borrower to a greater number of Borrowings of SOFR Loans.
2.3.    Notice of Borrowing.
(a)    Whenever the Borrower desires to incur Revolving Credit Loans, the Borrower shall give a prior written notice (or a telephonic notice promptly confirmed in writing) of such proposed Borrowing to the Administrative Agent at the Administrative Agent’s Office, (i) prior to 2:00

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p.m. at least three (3) U.S. Government Securities Business Days~~’~~  prior ~~written notice (or telephonic notice promptly confirmed in writing)~~to the proposed date of each Borrowing of Revolving Credit Loans if all or any of such Revolving Credit Loans are to be initially SOFR Loans and (ii) prior to 1:00 p.m. on the date of the proposed Borrowing of each Borrowing of Revolving Credit Loans if all or any of such Revolving Credit Loans are to be ABR Loans. Each such Notice of Borrowing shall specify (i) the aggregate principal amount of the Revolving Credit Loans to be made pursuant to such Borrowing, (ii) the date of the Borrowing (which shall be a Business Day), and (iii) whether the Borrowing shall consist of ABR Loans, Term SOFR Loans and/or Daily Simple SOFR Loans and, if SOFR Loans, the Interest Period to be initially applicable thereto. The Administrative Agent shall promptly give each Revolving Credit Lender written notice (or telephonic notice promptly confirmed in writing) of each proposed Borrowing of Revolving Credit Loans, of such Lender’s Revolving Credit Commitment Percentage thereof and of the other matters covered by the related Notice of Borrowing.
(b)    Without in any way limiting the obligation of the Borrower to confirm in writing any notice it may give hereunder by telephone, the Administrative Agent may act prior to receipt of written confirmation without liability upon the basis of such telephonic notice believed by the Administrative Agent in good faith to be from an Authorized Officer of the Borrower.
2.4.    Disbursement of Funds.
(a)    No later than 2:00 p.m. on the date specified in each Notice of Borrowing, each Lender will make available its pro rata portion, if any, of each Borrowing requested to be made on such date in the manner provided below.
(b)    Each Lender shall make available all amounts required under any Borrowing for its applicable Commitments in immediately available funds to the Administrative Agent at the Administrative Agent’s Office in Dollars, and the Administrative Agent will make available to the Borrower, by depositing to an account designated by the Borrower to the Administrative Agent the aggregate of the amounts so made available in Dollars. Unless the Administrative Agent shall have been notified by any Lender prior to the date of any such Borrowing that such Lender does not intend to make available to the Administrative Agent its portion of the Borrowing or Borrowings to be made on such date, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent on such date of Borrowing, and the Administrative Agent, in reliance upon such assumption, may (in its sole discretion and without any obligation to do so) make available to the Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent by such Lender and the Administrative Agent has made available such amount to the Borrower, the Administrative Agent shall be entitled to recover such corresponding amount from such Lender. If such Lender does not pay such corresponding amount forthwith upon the Administrative Agent’s demand therefor the Administrative Agent shall promptly notify the Borrower in writing and the Borrower shall immediately pay such corresponding amount to the Administrative Agent in Dollars. The Administrative Agent shall also be entitled to recover from such Lender or the Borrower interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Administrative Agent to the Borrower to the date such corresponding amount is recovered by the Administrative Agent, at a rate per annum equal to (i) if paid by such Lender, the Overnight Rate or (ii) if paid by the Borrower, the then-applicable rate of interest or fees, calculated in accordance with Section 2.8.
(c)    Nothing in this Section 2.4 shall be deemed to relieve any Lender from its obligation to fulfill its commitments hereunder or to prejudice any rights that the Borrower may have against any Lender as a result of any default by such Lender hereunder (it being understood, however,

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that no Lender shall be responsible for the failure of any other Lender to fulfill its commitments hereunder).
2.5.    Repayment of Revolving Credit Loans; Evidence of Debt.
(a)    The Borrower shall repay to the Administrative Agent, for the benefit of the applicable Lenders, on the Revolving Credit Maturity Date, all of the then outstanding Revolving Credit Loans.
(b)    Promptly following the reasonable request of any Lender at any time and from time to time after the Closing Date, the Borrower shall provide to such Lender, at the Borrower’s own expense, a promissory note, substantially in the form of Exhibit D, evidencing the Revolving Credit Loans owing to such Lender.
(c)    Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to the appropriate lending office of such Lender resulting from each Revolving Credit Loan made by such lending office of such Lender from time to time, including the amounts of principal and interest payable and paid to such lending office of such Lender from time to time under this Agreement.
(d)    The Administrative Agent shall maintain the Register pursuant to Section 13.6(b), and a subaccount for each Lender, in which Register and subaccounts (taken together) shall be recorded (i) the amount of each Revolving Credit Loan made hereunder and, if applicable, the Type of each Revolving Credit Loan made and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder from the Borrower and each Lender’s share thereof.
(e)    The entries made in the Register and accounts and subaccounts maintained pursuant to clauses (c) and (d) of this Section 2.5 shall, to the extent permitted by Applicable Law, be prima facie evidence of the existence and amounts of the obligations of the Borrower therein recorded; provided, however, that the failure of any Lender or the Administrative Agent to maintain such account, such Register or such subaccount, as applicable, or any error therein, shall not in any manner affect the obligation of the Borrower to repay (with applicable interest) the Revolving Credit Loans made to the Borrower by such Lender in accordance with the terms of this Agreement. For the avoidance of doubt, to the extent any conflict arises between accounts and subaccounts maintained pursuant to Section 2.5(c) or Section 2.5(d) and the Register, the Register shall control.
2.6.    Conversions and Continuations.
(a)    Subject to the penultimate sentence of this clause (a), (x) the Borrower shall have the option on any Business Day to convert all or a portion equal to at least the Minimum Borrowing Amount of the outstanding principal amount of any Revolving Credit Loans of one Type into a Borrowing or Borrowings of another Type and (y) the Borrower shall have the option on any Business Day to continue the outstanding principal amount of any SOFR Loans of a given Type as SOFR Loans of such Type for an additional Interest Period; provided that (i) no partial conversion of SOFR Loans shall reduce the outstanding principal amount of SOFR Loans made pursuant to a single Borrowing to less than the applicable Minimum Borrowing Amount, (ii) ABR Loans may not be converted into SOFR Loans if a Payment Default or Event of Default is in existence on the date of the conversion and the Administrative Agent has or the Required Lenders have determined in its or their sole discretion not to permit such conversion, (iii) SOFR Loans may not be continued as SOFR Loans

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for an additional Interest Period if an Event of Default is in existence on the date of the proposed continuation and the Required Lenders have determined in their sole discretion not to permit such continuation, and (iv) Borrowings resulting from conversions pursuant to this Section 2.6 shall be limited in number as provided in Section 2.2. Each such conversion or continuation shall be effected by the Borrower by giving the Administrative Agent at the Administrative Agent’s Office prior to 2:00 p.m. at least (i) three (3) U.S. Government Securities Business Days’, in the case of a continuation of, or conversion to, SOFR Loans or (ii) one (1) Business Day’s in the case of a conversion into ABR Loans, prior written notice (or telephonic notice promptly confirmed in writing) (each, a “Notice of Conversion or Continuation”) specifying the Revolving Credit Loans to be so converted or continued, the Type of Revolving Credit Loans to be converted into or continued and, if such Revolving Credit Loans are to be converted into, or continued as, SOFR Loans, the Interest Period to be initially applicable thereto; provided that, if no Interest Period is selected, the Borrower shall be deemed to have selected an Interest Period of one month’s duration (in the case of a Term SOFR Loan) and one week’s duration (in the case of a Daily Simple SOFR Loan). The Administrative Agent shall give each applicable Lender notice as promptly as practicable of any such proposed conversion or continuation affecting any of its Revolving Credit Loans.
(b)    If any Payment Default or Event of Default is in existence at the time of any proposed continuation of any SOFR Loans and the Required Lenders have determined in their sole discretion not to permit such continuation, such SOFR Loans shall be automatically converted on the last day of the current Interest Period into ABR Loans.
2.7.    Pro Rata Borrowings. Subject to Section 2.1(c), each Borrowing of Revolving Credit Loans under this Agreement shall be made by the Lenders pro rata on the basis of their then applicable Revolving Credit Commitments. It is understood that (a) no Lender shall be responsible for any default by any other Lender in its obligation to make Revolving Credit Loans hereunder and that each Lender severally but not jointly shall be obligated to make the Revolving Credit Loans provided to be made by it hereunder, regardless of the failure of any other Lender to fulfill its commitments hereunder and (b) failure by a Lender to perform any of its obligations under any of the Credit Documents shall not release any Person from performance of its obligation under any Credit Document.
2.8.    Interest.
(a)    The unpaid principal amount of each ABR Loan shall bear interest from the date of the Borrowing thereof until maturity thereof (whether by acceleration or otherwise) at a rate per annum that shall at all times be the relevant Applicable Margin plus the ABR, in each case, in effect from time to time.
(b)    The unpaid principal amount of each Term SOFR Loan shall bear interest from the date of the Borrowing thereof until maturity thereof (whether by acceleration or otherwise) at a rate per annum that shall at all times be the relevant Applicable Margin plus the Term SOFR Rate, in each case in effect from time to time.
(c)    The unpaid principal amount of each Daily Simple SOFR Loan shall bear interest from the date of the Borrowing thereof until maturity thereof (whether by acceleration or otherwise) at a rate per annum that shall at all times be the relevant Applicable Margin plus Daily Simple SOFR, in each case in effect from time to time.
(d)    If all or a portion of (i) the principal amount of any Revolving Credit Loan or (ii) any interest payable thereon or any other amount hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), and an Event of Default under Sections 11.1 or 11.5

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shall have occurred and be continuing, then, upon the giving of written notice by the Administrative Agent to the Borrower (except in the case of an Event of Default under Section 11.5, for which no notice is required), such overdue amount (other than any such amount owed to a Defaulting Lender) shall bear interest at a rate per annum (the “Default Rate”) that is (x) in the case of overdue principal, the rate that would otherwise be applicable thereto plus 2% or (y) in the case of any overdue interest or other amounts due hereunder, to the extent permitted by Applicable Law, the rate described in Section 2.8(a) plus 2% from the date of written notice to the date on which such amount is paid in full (after as well as before judgment) (or if an Event of Default under Section 11.5 shall have occurred and be continuing, the date of the occurrence of such Event of Default).
(e)    Interest on each Revolving Credit Loan shall accrue from and including the date of any Borrowing to but excluding the date of any repayment thereof and shall be payable in Dollars; provided that any Revolving Credit Loan that is repaid on the same date on which it is made shall bear interest for one day. Except as provided below, interest shall be payable (i) in respect of each ABR Loan, quarterly in arrears on the tenth (10th) Business Day following the end of each March, June, September and December, (ii) in respect of each SOFR Loan, on the last day of each Interest Period applicable thereto and, in the case of an Interest Period in excess of three months, on each date occurring at three-month intervals after the first day of such Interest Period, and (iii) in respect of each Revolving Credit Loan, (A) on any prepayment; provided that interest on ABR Loans shall only become due pursuant to this subclause (A) if the aggregate principal amount of the ABR Loans then-outstanding is repaid in full~~,~~ and (B) at maturity (whether by acceleration or otherwise) ~~and (C) after such maturity, on demand~~.
(f)    All computations of interest hereunder shall be made in accordance with Section 5.5.
(g)    The Administrative Agent, upon determining the interest rate for any Borrowing of SOFR Loans, shall promptly notify the Borrower and the relevant Lenders thereof. Each such determination shall, absent clearly demonstrable error, be final and conclusive and binding on all parties hereto.
2.9.    Interest Periods. At the time the Borrower gives a Notice of Borrowing or Notice of Conversion or Continuation in respect of the making of, or conversion into or continuation as, a Borrowing of SOFR Loans in accordance with Section 2.6(a), the Borrower shall give the Administrative Agent written notice (or telephonic notice promptly confirmed in writing) of the Interest Period applicable to such Borrowing, which Interest Period shall, at the option of the Borrower, be (i) in the case of a Term SOFR Loan, a one, three or six month period and (ii) in the case of a Daily Simple SOFR Loan, a one week period.
Notwithstanding anything to the contrary contained above:
(a)    the initial Interest Period for any Borrowing of SOFR Loans shall commence on the date of such Borrowing (including the date of any conversion from a Borrowing of ABR Loans) and each Interest Period occurring thereafter in respect of such Borrowing shall commence on the day on which the next preceding Interest Period expires;
(b)    if any Interest Period relating to a Borrowing of Term SOFR Loans begins on the last Business Day of a calendar month or begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period, such Interest Period shall end on the last Business Day of the calendar month at the end of such Interest Period;

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(c)    if any Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided that if any Interest Period in respect of a Term SOFR Loan would otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;
(d)    the Borrower shall not be entitled to elect any Interest Period in respect of any SOFR Loan if such Interest Period would extend beyond the Revolving Credit Maturity Date; and
(e)    no tenor that has been removed from this Section 2.9 shall be available for specification in such Notice of Borrowing or Notice of Conversion or Continuation.
2.10.    Increased Costs, Illegality, Etc.
(a)    In the event that (x) in the case of clause (i) below, the Administrative Agent or (y) in the case of clauses (ii) and (iii) below, the Required Lenders shall have reasonably determined (which determination shall, absent clearly demonstrable error, be final and conclusive and binding upon all parties hereto):
(i)    on any date for determining the Term SOFR Rate or Daily Simple SOFR for any Interest Period that (x) deposits in the principal amounts and currencies of the Revolving Credit Loans comprising such SOFR Borrowing are not generally available in the relevant market or (y) by reason of any changes arising on or after the Closing Date affecting the SOFR market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of Term SOFR Rate or Daily Simple SOFR, as applicable; or
(ii)    at any time, that such Lender shall incur increased costs or reductions in the amounts received or receivable hereunder with respect to any SOFR Loans (other than any increase or reduction attributable to (i) Indemnified Taxes ~~and~~or Taxes indemnifiable under Section 5.4~~,~~ and (ii) ~~net income Taxes and franchise and excise Taxes (imposed in lieu of net income Taxes) imposed on any Agent or Lender or (iii) Taxes included under clauses (c) through (f) of the definition of “~~ Excluded Taxes~~”~~) because of (x) any change since the Closing Date in any Applicable Law (or in the interpretation or administration thereof and including the introduction of any new Applicable Law), such as, for example, without limitation, a change in official reserve requirements, and/or (y) other circumstances affecting the SOFR market or the position of such Lender in such market; or
(iii)    at any time, that the making or continuance of any SOFR Loan has become unlawful as a result of compliance by such Lender in good faith with any Applicable Law (or would conflict with any such Applicable Law not having the force of law even though the failure to comply therewith would not be unlawful), or has become impracticable as a result of a contingency occurring after the Closing Date that materially and adversely affects the SOFR market;
then, and in any such event, such Lender (or the Administrative Agent, in the case of clause (i) above) shall within a reasonable time thereafter give notice (if by telephone, confirmed in writing) to the Borrower and to the Administrative Agent of such determination (which notice the Administrative Agent shall promptly transmit to each of the other Lenders). Thereafter (x) in the case of clause (i) above, SOFR Loans shall no longer be available until such time as the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice by the Administrative Agent no longer exist (which notice the Administrative Agent agrees to give at such time when such

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circumstances no longer exist), and any Notice of Borrowing or Notice of Conversion or Continuation given by the Borrower with respect to SOFR Loans that have not yet been incurred shall be deemed rescinded by the Borrower, as applicable, (y) in the case of clause (ii) above, the Borrower shall pay to such Lender, promptly after receipt of written demand therefor such additional amounts (in the form of an increased rate of or a different method of calculating, interest or otherwise, as such Lender in its reasonable discretion shall determine) as shall be required to compensate such Lender for such increased costs or reductions in amounts receivable hereunder (it being agreed that a written notice as to the additional amounts owed to such Lender, showing in reasonable detail the basis for the calculation thereof, submitted to the Borrower by such Lender shall, absent clearly demonstrable error, be final and conclusive and binding upon all parties hereto) and (z) in the case of subclause (iii) above, the Borrower shall take one of the actions specified in Section 2.10(b) as promptly as possible and, in any event, within the time period required by Applicable Law.
(b)    At any time that any SOFR Loan is affected by the circumstances described in Section 2.10(a)(ii) or (iii), the Borrower may (and in the case of a SOFR Loan, affected pursuant to Section 2.10(a)(iii) shall) either (x) if the affected SOFR Loan is then being made pursuant to a Borrowing, cancel such Borrowing by giving the Administrative Agent telephonic notice (confirmed promptly in writing) thereof on the same date that the Borrower was notified by a Lender pursuant to Section 2.10(a)(ii) or (iii) or (y) if the affected SOFR Loan is then-outstanding, upon at least three (3) Business Days’ notice to the Administrative Agent require the affected Lender to convert each such SOFR Loan into an ABR Loan; provided that if more than one Lender is affected at any time, then all affected Lenders must be treated in the same manner pursuant to this Section 2.10(b).
(c)    If, after the Closing Date, any Change in Law relating to capital adequacy or liquidity of any Lender or compliance by any Lender or its parent with any Change in Law relating to capital adequacy or liquidity occurring after the Closing Date, has or would have the effect of reducing the rate of return on such Lender’s or its parent’s or its Affiliates’ capital or assets as a consequence of such Lender’s commitments or obligations hereunder to a level below that which such Lender or its parent or any Affiliate thereof could have achieved but for such Change in Law (taking into consideration such Lender’s or parent’s policies with respect to capital adequacy or liquidity), then from time to time, promptly after written demand by such Lender (with a copy to the Administrative Agent), the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender or its parent for such reduction, it being understood and agreed, however, that a Lender shall not be entitled to such compensation as a result of such Lender’s compliance with, or pursuant to any request or directive to comply with, any Applicable Law as in effect on the Closing Date. Each Lender, upon determining in good faith that any additional amounts will be payable pursuant to this Section 2.10(c), will give prompt written notice thereof to the Borrower, which notice shall set forth in reasonable detail the basis of the calculation of such additional amounts, although the failure to give any such notice shall not, subject to Section 2.13, release or diminish the Borrower’s obligations to pay additional amounts pursuant to this Section 2.10(c) upon receipt of such notice.
(d)    Alternate Rate of Interest.
(i)    Subject to clauses (ii), (iii), (iv), (v) and (vi) of this Section 2.10(d), if
(1)    the Administrative Agent determines (which determination shall be conclusive absent manifest error) prior to the commencement of any Interest Period for a SOFR Borrowing, that adequate and reasonable means do not exist for ascertaining the Term SOFR Rate, the Term SOFR Rate, Daily Simple SOFR or Daily Simple SOFR (including because the Term SOFR Reference Rate or

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Daily Simple SOFR is not available or published on a current basis) for such Interest Period; or
(2)    the Administrative Agent is advised by the Required Lenders that prior to the commencement of any Interest Period for a SOFR Borrowing, the Term SOFR Rate or Daily Simple SOFR for such Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Borrowings (or its Borrowings) included in such Borrowing for such Interest Period;
then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone, telecopy or electronic mail as promptly as practicable thereafter and, until (x) the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist with respect to the relevant benchmark rate and (y) the Borrower delivers a Notice of Conversion or Continuation in accordance with the terms of Section 2.6, any Notice of Conversion or Continuation that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Borrowing of SOFR Loans of the applicable Type may be revoked by the Borrower and, failing that, shall instead be deemed to be a Notice of Conversion or Continuation for an ABR Loan. Furthermore, if any SOFR Loan is outstanding on the date of the Borrower’s receipt of the notice from the Administrative Agent referred to in this Section 2.10(d)(i) with respect to the Term SOFR Rate or Daily Simple SOFR, as applicable, then until (x) the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist with respect to the relevant benchmark rate and (y) the Borrower delivers a new Notice of Conversion or Continuation in accordance with the terms of Section 2.6, any such SOFR Loan of the applicable Type shall on the last day of the Interest Period applicable to such SOFR Loan (or the next succeeding Business Day if such day is not a Business Day), be converted by the Administrative Agent to, and shall constitute, an ABR Loan.
(ii)    Notwithstanding anything to the contrary herein or in any other Credit Document, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then ~~(x) if a Benchmark Replacement is determined in accordance with clause (1) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Credit Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Credit Document and (y) if a Benchmark Replacement is determined in accordance with clause (2) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date,~~ such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Credit Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Credit Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders.

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(iii)    Notwithstanding anything to the contrary herein (including in Section 13.1 of this Agreement) or in any other Credit Document, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Credit Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Credit Document.
(iv)    The Administrative Agent will promptly notify the Borrower and the Lenders of (i) any occurrence of a Benchmark Transition Event, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes, (iv) the removal or reinstatement of any tenor of a Benchmark pursuant to clause (v) below and (v) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.10(d), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Credit Document, except, in each case, as expressly required pursuant to this Section 2.10(d).
(v)    Notwithstanding anything to the contrary herein or in any other Credit Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including the Term SOFR Rate) and either (a) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (b) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then the Administrative Agent may modify the definition of “Interest Period” for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (a) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (b) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” for all Benchmark settings at or after such time to reinstate such previously removed tenor.
(vi)    ~~the~~The Borrower may revoke any request for a Borrowing of Term SOFR Loans, or a conversion to or continuation of a Term SOFR Loan to be converted or continued, during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any request for a Borrowing of, conversion to or continuation of Term SOFR Loans into a request for a Borrowing of or conversion to an ABR Loan. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of ABR based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of ABR. Furthermore, if any Term SOFR Loan is outstanding on the date of the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period with respect to the Term SOFR Rate, then until such time as a Benchmark Replacement is implemented pursuant to this Section 2.10(d), any Term SOFR Loan shall on the last day of the Interest Period applicable to

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such Revolving Credit Loan (or the next succeeding Business Day if such day is not a Business Day), be converted by the Administrative Agent to, and shall constitute, a ABR Loan.
(e)    Notwithstanding the foregoing, no Lender shall demand compensation pursuant to this Section 2.10 if it shall not at the time be the general policy or practice of such Lender to demand such compensation in substantially the same manner as applied to other similarly situated borrowers under comparable syndicated credit facilities.
2.11.    Compensation. If (i) any payment of principal of any Term SOFR Loan is made by the Borrower to or for the account of a Lender other than on the last day of the Interest Period for such SOFR Loan as a result of a payment or conversion pursuant to Section 2.5, 2.6, 2.10, 5.1, 5.2 or 13.7, as a result of acceleration of the maturity of the Revolving Credit Loans pursuant to Section 11 or for any other reason, (ii) any Borrowing of SOFR Loans is not made as a result of a withdrawn Notice of Borrowing, (iii) any ABR Loan is not converted into a SOFR Loan as a result of a withdrawn Notice of Conversion or Continuation, (iv) any SOFR Loan is not continued as a SOFR Loan, in each case, as the case may be, as a result of a withdrawn Notice of Conversion or Continuation or (v) any prepayment of principal of any SOFR Loan is not made as a result of a withdrawn notice of prepayment pursuant to Section 5.1 or 5.2, the Borrower shall, after receipt of a written request by such Lender (which request shall set forth in reasonable detail the basis for requesting such amount), pay to the Administrative Agent for the account of such Lender any amounts required to compensate such Lender for any additional losses, costs or expenses that such Lender may reasonably incur as a result of such payment, failure to convert, failure to continue or failure to prepay, including any loss, cost or expense (excluding loss of anticipated profits) actually incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Lender to fund or maintain such SOFR Loan. Notwithstanding the foregoing, no Lender shall demand compensation pursuant to this Section 2.11 if it shall not at the time be the general policy or practice of such Lender to demand such compensation in substantially the same manner as applied to other similarly situated borrowers under comparable syndicated credit facilities. For the avoidance of doubt, the reallocation of SOFR Loans on the First Amendment Effective Date as contemplated by the First Amendment shall not require the payment of any compensation under this Section 2.11. For the avoidance of doubt, the reallocation of SOFR Loans on the Second Amendment Effective Date, Third Amendment Effective Date, Fourth Amendment Effective Date and Fifth Amendment Effective Date as contemplated by the Second Amendment, Third Amendment, Fourth Amendment and Fifth Amendment, respectively, shall not require the payment of any compensation under this Section 2.11.
2.12.    Change of Lending Office. Each Lender agrees that, upon the occurrence of any event giving rise to the operation of Section 2.10(a)(ii), 2.10(a)(iii), 2.10(b) or 5.4 with respect to such Lender, it will, if requested by the Borrower use reasonable efforts (subject to overall policy considerations of such Lender) to designate another lending office for any Revolving Credit Loans affected by such event; provided that such designation is made on such terms that such Lender and its lending office suffer no economic, legal or regulatory disadvantage, with the object of avoiding the consequence of the event giving rise to the operation of any such Section. Nothing in this Section 2.12 shall affect or postpone any of the obligations of the Borrower or the right of any Lender provided in Section 2.10 or 5.4.
2.13.    Notice of Certain Costs. Notwithstanding anything in this Agreement to the contrary, to the extent any notice required by Section 2.10, ~~2.11~~2.11 or 5.4 is given by any Lender more than 180 days after such Lender has knowledge (or should have had knowledge) of the occurrence of the event giving rise to the additional cost, reduction in amounts, loss, tax or other additional amounts described in such Sections, such Lender shall not be entitled to compensation under Section 2.10,

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~~2.11~~2.11 or 5.4, as the case may be, for any such amounts incurred or accruing prior to the 181st day prior to the giving of such notice to the Borrower.
2.14.    Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender:
(a)    No Defaulting Lender shall be entitled to receive any fee payable under Section 4 or any interest at the Default Rate payable under Section 2.8(d) for any period during which that Lender is a Defaulting Lender (and the Borrower shall not be required to pay any such fee or interest that otherwise would have been required to have been paid to that Defaulting Lender).
(b)    If the Borrower and the Administrative Agent agree in writing in their discretion that a Lender that is a Defaulting Lender should no longer be deemed to be a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon, as of the effective date specified in such notice and subject to any conditions set forth therein, such Lender will cease to be a Defaulting Lender and will be a Non-Defaulting Lender; provided that, except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Non-Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from such Lender’s having been a Defaulting Lender.
SECTION 3.    [Reserved].
SECTION 4.    Fees; Commitments.
4.1.    Fees.
(a)    The Borrower agrees to pay to the Administrative Agent in Dollars, for the account of each Revolving Credit Lender (in each case pro rata according to the respective Revolving Credit Commitments of all such Lenders), a commitment fee (the “Revolving Credit Commitment Fee”) for each day from the Closing Date to, but excluding, the Revolving Credit Termination Date. The Revolving Credit Commitment Fee shall be earned, due and payable by the Borrower (x) quarterly in arrears on the tenth (10th) Business Day following the end of each March, June, September and December (for the three-month period (or portion thereof) ended on such day for which no payment has been received) and (y) on the Revolving Credit Termination Date (for the period ended on such date for which no payment has been received pursuant to clause (x) above), and shall be computed for each day during such period at a rate per annum equal to the applicable Revolving Credit Commitment Fee Rate in effect on such day on the applicable portion of the Unused Revolving Commitment in effect on such day.
(b)    The Borrower agrees to pay directly to the Administrative Agent for its own account the administrative agent fees as separately agreed in writing.
(c)    Notwithstanding the foregoing, the Borrower shall not be obligated to pay any amounts to any Defaulting Lender pursuant to this Section 4.1 (subject to Section 2.14).
4.2.    Voluntary Reduction of Revolving Credit Commitments. Upon at least one (1) Business Day’s prior revocable written notice (or telephonic notice promptly confirmed in writing) to the Administrative Agent at the Administrative Agent’s Office (which notice the Administrative Agent shall promptly transmit to each of the Revolving Credit Lenders), the Borrower shall have the right, without premium or penalty, on any day, permanently to terminate or reduce the Revolving Credit Commitments

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in whole or in part; provided that (a) any such termination or reduction of Revolving Credit Commitments shall apply proportionately and permanently to reduce the Revolving Credit Commitments of each of the Revolving Credit Lenders, (b) any partial reduction pursuant to this Section 4.2 shall be in the amount of at least the Minimum Borrowing Amount for Term SOFR Loans and (c) after giving effect to such termination or reduction and to any prepayments of the Revolving Credit Loans made on the date thereof in accordance with this Agreement (including pursuant to Section 5.2(b)), the Aggregate Revolving Credit Outstandings shall not exceed the Line Cap.
4.3.    Mandatory Termination of Revolving Credit Commitments. The Revolving Credit Commitment shall terminate at 5:00 p.m. on the Revolving Credit Maturity Date.
SECTION 5.    Payments.
5.1.    Voluntary Prepayments. The Borrower shall have the right to prepay Revolving Credit Loans, without premium or penalty (other than amounts, if any, required to be paid pursuant to Section ~~2.11~~2.11 with respect to prepayments of SOFR Loans made on any date other than the last day of the applicable Interest Period), in whole or in part, from time to time on any date on the following terms and conditions: (a) the Borrower shall give the Administrative Agent at the Administrative Agent’s Office revocable written notice (or telephonic notice promptly confirmed in writing) of its intent to make such prepayment, the amount of such prepayment and, in the case of SOFR Loans, the specific Borrowing(s) pursuant to which made, which notice shall be given by the Borrower no later than 1:00 p.m. (x) one (1) Business Day prior to (in the case of ABR Loans) or (y) three (3) Business Days prior to (in the case of SOFR Loans) (or, in each case, such shorter time as the Administrative Agent may agree), (b) each partial prepayment of any Borrowing of Revolving Credit Loans shall be in a multiple of $1,000,000 and in an aggregate principal amount of at least $5,000,000; provided that no partial prepayment of SOFR Loans made pursuant to a single Borrowing shall reduce the outstanding SOFR Loans made pursuant to such Borrowing to an amount less than the applicable Minimum Borrowing Amount for SOFR Loans and (c) any prepayment of SOFR Loans pursuant to this Section 5.1 on any day prior to the last day of an Interest Period applicable thereto shall be subject to compliance by the Borrower with the applicable provisions of Section ~~2.11~~2.11. All prepayments under this Section 5.1 shall also be subject to the provisions of Section 5.2(e). At the Borrower’s election in connection with any prepayment pursuant to this Section 5.1, such prepayment shall not be applied to any Loan of a Defaulting Lender.
5.2.    Mandatory Prepayments.
(a)    [Reserved].
(b)    Repayment of Revolving Credit Loans. If on any date the Aggregate Revolving Credit Outstandings for any reason exceeds the Line Cap then in effect, the Borrower shall, forthwith repay no later than the first (1st) Business Day that immediately succeeds the date on which any such excess exists, the principal amount of the Revolving Credit Loans in an amount necessary to eliminate such deficiency.
(c)    [Reserved].
(d)    [Reserved].
(e)    Application to Revolving Credit Loans. With respect to each prepayment of Revolving Credit Loans elected to be made by the Borrower pursuant to Section 5.1 or required by Section 5.2(b), the Borrower may designate the Types of Revolving Credit Loans that are to be prepaid

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and the specific Borrowing(s) pursuant to which made; provided that (x) each prepayment of any Revolving Credit Loans made pursuant to a Borrowing shall be applied pro rata among such Revolving Credit Loans; and (y) notwithstanding the provisions of the preceding clause (x), no prepayment made pursuant to Section 5.1 or 5.2(b) of Revolving Credit Loans shall be applied to the Revolving Credit Loans of any Defaulting Lender. In the absence of a designation by the Borrower as described in the preceding sentence, the Administrative Agent shall, subject to the above, make such designation in its reasonable discretion with a view, but no obligation, to minimize breakage costs owing under Section 2.11. The mandatory prepayments set forth in this Section 5.2 shall not reduce the aggregate amount of Revolving Credit Commitments and amounts prepaid may be reborrowed in accordance with the terms hereof.
5.3.    Method and Place of Payment.
(a)    Except as otherwise specifically provided ~~herein~~in this Agreement, all payments under this Agreement shall be made by the Borrower without set-off, counterclaim or deduction of any kind, to the Administrative Agent for the ratable account of the Lenders entitled thereto not later than 2:00 p.m., in each case, on the date when due and shall be made in immediately available funds at the Administrative Agent’s Office or at such other office as the Administrative Agent shall specify for such purpose by written notice to the Borrower, it being understood that written or facsimile notice by the Borrower to the Administrative Agent to make a payment from the funds in the Borrower’s account at the Administrative Agent’s Office shall constitute the making of such payment to the extent of such funds held in such account. All repayments or prepayments of any Revolving Credit Loans (whether of principal, interest or otherwise) hereunder and all other payments under each Credit Document shall be made in Dollars. The Administrative Agent will thereafter cause to be distributed on the same day (if payment was actually received by the Administrative Agent prior to 2:00 p.m. or, otherwise, on the next Business Day) like funds relating to the payment of principal or interest or fees ratably to the Lenders entitled thereto.
(b)    Any payments under this Agreement that are made later than 2:00 p.m. shall be deemed to have been made on the next succeeding Business Day. Whenever any payment to be made hereunder shall be stated to be due on a day that is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall be payable during such extension at the applicable rate in effect immediately prior to such extension.
5.4.    Net Payments.
(a)    Any and all payments made by or on behalf of the Borrower or any Guarantor under this Agreement or any other Credit Document shall be made free and clear of, and without deduction or withholding for or on account of, any ~~Indemnified Taxes; provided that if~~Taxes, except as required by Applicable Law (which, for purposes of this Section, shall include FATCA). If the Borrower or any Guarantor or the Administrative Agent shall be required by Applicable Law to deduct or withhold any Indemnified Taxes from such payments, then (i) the sum payable by the Borrower or any Guarantor shall be increased as necessary so that after making all such required deductions and withholdings (including such deductions or withholdings of Indemnified Taxes applicable to additional sums payable under this Section 5.4), the Administrative Agent, the Collateral Agent or any Lender, as the case may be, receives an amount equal to the sum it would have received had no such deductions or withholdings been made, (ii) the Borrower or such Guarantor or the Administrative Agent shall make such deductions or withholdings and (iii) the Borrower or such Guarantor or the Administrative Agent shall timely pay the full amount deducted or withheld to the relevant Governmental Authority within the time allowed and in accordance with Applicable Law. Whenever any Indemnified Taxes are payable by the Borrower or such Guarantor, as promptly as possible thereafter, the Borrower or

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Guarantor shall send to the Administrative Agent for its own account or for the account of such Lender, as the case may be, a certified copy of an original official receipt (or other evidence acceptable to such Lender, acting reasonably) received by the Borrower or such Guarantor showing payment thereof.
(b)    The Borrower shall timely pay and shall indemnify and hold harmless the Administrative Agent, the Collateral Agent and each Lender with regard to any Other Taxes (whether or not such Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority).
(c)    The Borrower shall indemnify and hold harmless the Administrative Agent, the Collateral Agent and each Lender within fifteen (15) Business Days after written demand therefor, for the full amount of any Indemnified Taxes imposed on the Administrative Agent, the Collateral Agent or such Lender as the case may be, on or with respect to any payment by or on account of any obligation of the Borrower or any Guarantor hereunder or under any other Credit Document (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 5.4) and any reasonable out-of-pocket expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate setting forth in reasonable detail ~~as to~~the basis and calculation of the amount of such payment or liability delivered to the Borrower by a Lender, the Administrative Agent or the Collateral Agent (as applicable) on its own behalf or on behalf of a Lender shall be conclusive absent manifest error.
(d)    Any Non-U.S. Lender that is entitled to an exemption from or reduction of withholding Tax under the law of the jurisdiction in which the Borrower is resident for tax purposes, or under any treaty to which such jurisdiction is a party, with respect to payments hereunder or under any other Credit Document shall, to the extent it is legally able to do so, deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by Applicable Law or reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation prescribed by Applicable Law as will permit such payments to be made without withholding or at a reduced rate of withholding. A Lender’s obligation under the prior sentence shall apply only if the Borrower or the Administrative Agent has made a request for such documentation. In addition, any Lender, if requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by Applicable Law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in this Section 5.4(d), the completion, execution and submission of such documentation (other than such documentation set forth in Section 5.4(e)(i)-(iv), 5.4(~~h~~i) and 5.4(~~i~~j) below) by a Lender shall not be required if in ~~the~~such Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. Each Lender agrees that if any form or certification it previously delivered pursuant to Sections 5.4(d), 5.4(e), 5.4(i) and 5.4(j) expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so. Each Lender hereby authorizes the Administrative Agent to deliver to the Credit Parties and to any successor Administrative Agent any documentation provided by such Lender to the Administrative Agent pursuant to Sections 5.4(d), 5.4(e), 5.4(i) and 5.4(j).
(e)    Each Non-U.S. Lender with respect to any Revolving Credit Loan made to the Borrower shall, to the extent it is legally entitled to do so~~:~~, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or about the

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date on which such Non-U.S. Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable:
(i)    in the case of a Non-U.S. Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Credit Document, executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Credit Document, IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;
(ii)    executed copies of IRS Form W-8ECI;
(iii)    ~~(i) deliver to the Borrower and the Administrative Agent,  prior to the date on which  the first payment to  the Non-U.S. Lender is due hereunder, two copies of (x)~~ in the case of a Non-U.S. Lender claiming the benefits of the exemption ~~from U.S. federal withholding Tax~~for portfolio interest under Section ~~871(h) or~~ 881(c) of the Code ~~with respect to payments of “portfolio interest”, United States Internal Revenue Service Form W-8BEN or W-8BEN-E (together with~~, (x) a certificate (a “U.S. Tax Compliance Certificate”) substantially in the form of Exhibit E ~~representing~~-1 to the effect that such Non-U.S. Lender is not a “bank ~~for purposes of~~” within the meaning of Section 881(c)(3)(A) of the Code, ~~is not~~ a “10~~-~~ percent shareholder ~~(~~” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code~~) of the Borrower, any interest payment received by such Non-U.S. Lender under this Agreement or any other Credit Document is not effectively connected with the~~ , or a “controlled foreign corporation” related to the Borrower described in Section 881(c)(3)(C) of the Code and that no interest payments in connection with the Credit Documents are effectively connected with the Non-U.S. Lender’s conduct of a U.S. trade or business ~~in the United States and is not a controlled foreign corporation related to the Borrower (within the meaning of Section 864(d)(4) of the Code)), (y) Internal Revenue Service~~(y) executed copies of IRS Form W-8BEN~~, Form W-8-BEN-E~~  or IRS Form W-~~8ECI, in each case properly completed and duly executed by such Non-U.S. Lender claiming complete exemption from, or reduced rate of, U.S. Federal withholding Tax on payments by the Borrower under this Agreement or (z) if a Non-U.S. Lender does not act or ceases to act for its own account with respect to any portion of any sums paid or payable to such Lender under any of the Credit Documents (for example, in the case of a typical participation or where Non-U.S. Lender is a pass through entity) Internal Revenue Service Form W-8IMY and all necessary attachments (including the forms described in clauses (x) and (y) above, as required); and~~8BEN-E;
~~(ii) deliver to the Borrower and the Administrative Agent two further copies of any such form or certification (or any applicable successor form) on or before the date that any such form or certification expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrower.~~
(iv)    to the extent a Non-U.S. Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit E-2 or Exhibit E-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Non-U.S. Lender is a partnership and one or more direct or indirect partners of such Non-U.S. Lender are claiming the portfolio interest exemption, such

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Non-U.S. Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit E-4 on behalf of each such direct and indirect partner; or
(v)    any Non-U.S. Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Non-U.S. Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of any other form prescribed by Applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by Applicable Law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made.
If in any such case any Change in Law has occurred prior to the date on which any such delivery would otherwise be required that renders any such form inapplicable or would prevent such Non-U.S. Lender from duly completing and delivering any such form with respect to it, such Non-U.S. Lender shall promptly so advise the Borrower and the Administrative Agent.
(f)    If any Lender, the Administrative Agent or the Collateral Agent, as applicable, determines, in its sole discretion exercised in good faith, that it ~~had~~has received ~~and retained~~ a refund of an Indemnified Tax (including an Other Tax) for which a payment of additional amounts or indemnification payments has been made by the Borrower pursuant to this Agreement~~, which refund in the good faith judgment of such Lender, the Administrative Agent or the Collateral Agent, as the case may be, is attributable to such payment made by the Borrower~~, then the Lender, the Administrative Agent or the Collateral Agent, as the case may be, shall reimburse the Borrower for such amount (net of all reasonable out-of-pocket expenses of such Lender, the Administrative Agent or the Collateral Agent, as the case may be, and without interest other than any interest received thereon from the relevant Governmental Authority with respect to such refund) as the Lender, the Administrative Agent or the Collateral Agent, as the case may be, determines in its sole discretion exercised in good faith to be the proportion of the refund as will leave it, after such reimbursement, in no better or worse position (taking into account reasonable out-of-pocket expenses ~~or any~~(including Taxes) imposed on the refund) than it would have been in if the payment had not been required; provided that the Borrower, upon the request of the Lender, the Administrative Agent or the Collateral Agent, agrees to repay the amount paid over to the Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Lender, the Administrative Agent or the Collateral Agent in the event the Lender, the Administrative Agent or the Collateral Agent is required to repay such refund to such Governmental Authority. A Lender, the Administrative Agent or the Collateral Agent shall claim any refund that it determines is available to it, unless it concludes in its sole discretion that it would be adversely affected by making such a claim. None of any Lender, the Administrative Agent or the Collateral Agent shall be obliged to disclose any information regarding its tax affairs or computations to any Credit Party in connection with this clause (f) or any other provision of this Section 5.4.
(g)    If the Borrower determines that a reasonable basis exists for contesting a Tax, each Lender or Agent, as the case may be, shall use reasonable efforts to cooperate with the Borrower as the Borrower may reasonably request in challenging such Tax. Subject to the provisions of Section 2.12, each Lender and Agent agrees to use reasonable efforts to cooperate with the Borrower as the Borrower may reasonably request to minimize any amount payable by the Borrower or any Guarantor pursuant to this Section 5.4. The Borrower shall indemnify and hold each Lender and Agent harmless against any reasonable out-of-pocket expenses incurred by such Person in connection with any request made by the Borrower pursuant to this Section 5.4(g). Nothing in this Section 5.4(g) shall obligate any

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Lender or Agent to take any action that such Person, in its sole judgment, determines may result in a material detriment to such Person.
(h)    Each Lender shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that the Borrower has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrower to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 13.6 relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Credit Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under this Agreement or otherwise payable by the Administrative Agent to such Lender under any Credit Document from any other source against any amount due to the Administrative Agent under this paragraph (h).
(i)    ~~(h)~~ Each Lender ~~with respect to any Revolving Credit Loan made to the Borrower~~and each Agent that is a United States person under Section 7701(a)(30) of the Code ~~and Agent (each, a “U.S. Lender”)~~ shall deliver to the Borrower and the Administrative Agent two United States Internal Revenue Service Forms W-9 (or substitute or successor form), properly completed and duly executed, certifying that such Lender or Agent is exempt from United States federal backup withholding (i) on or prior to the Closing Date (or on or prior to the date it becomes a party to this Agreement), (ii) on or before the date that such form expires or becomes obsolete, (iii) after the occurrence of a change in such Agent’s or Lender’s circumstances requiring a change in the most recent form previously delivered by it to the Borrower and the Administrative Agent and (iv) from time to time thereafter if reasonably requested by the Borrower or the Administrative Agent. Each Agent that is not a United States person under Section 7701(a)(30) of the Code shall deliver to the Borrower two United States Internal Revenue Service Forms W-8ECI (or substitute or successor form) with respect to any amounts payable to the Agent and two United States Internal Revenue Service Forms W-8IMY (or substitute or successor form) (certifying that it is either a “qualified intermediary” within the meaning of Section 1.1441-1(e)(5) of the United States Treasury Regulations that has assumed primary withholding obligations under the Code, including Chapters 3 and 4 of the Code, or a “U.S. branch” within the meaning of Section 1.1441-1(b)(2)(iv) of the United States Treasury Regulations that is treated as a United States person under Section 7701(a)(30) for purposes of withholding obligations under the Code) for the amounts the Agent receives for the account of others, in each case, (i) on or prior to the Closing Date (or on or prior to the date it becomes a party to this Agreement), (ii) on or before the date that such form expires or becomes obsolete, (iii) after the occurrence of a change in such Agent’s circumstances requiring a change in the most recent form previously delivered by it to the Borrower and (iv) from time to time thereafter if reasonably requested by the Borrower.
(j)    ~~(i)~~ If a payment made to any Lender would be subject to U.S. federal withholding Tax imposed under FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Sections 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent, at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Agent, such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such other documentation reasonably requested by the Administrative Agent and the Borrower as may be necessary for the Administrative Agent and the Borrower to comply with their obligations under FATCA, to determine whether such Lender has or has

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not complied with such Lender’s FATCA obligations and to determine the amount, if any, to deduct and withhold from such payment. Solely for purposes of this subsection (~~i~~j), “FATCA” shall include any amendments after the date of this Agreement.
(k)    ~~(j)~~ The agreements in this Section 5.4 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or replacement of, a Lender, termination of ~~this Agreement and the payment of~~ the Revolving Credit ~~Loans and all other amounts payable hereunder~~Commitments and the repayment, satisfaction or discharge of all of the Obligations.
5.5.    Computations of Interest and Fees. Except as provided in the ~~next~~immediately succeeding sentence, (x) interest on SOFR Loans and ABR Loans and (y) fees shall, in each case, be calculated on the basis of a 360-day year for the actual days elapsed. Interest on ABR Loans in respect of which the rate of interest is calculated on the basis of the rate of interest in effect for such day as publicly announced from time to time by the Wall Street Journal as the “U.S. prime rate” and interest on overdue interest shall be calculated on the basis of a 365- (or 366-, as the case may be) day year for the actual days elapsed.
5.6.    Limit on Rate of Interest.
(a)    No Payment Shall Exceed Lawful Rate. Notwithstanding any other term of this Agreement, the Borrower shall not be obligated to pay any interest or other amounts under or in connection with this Agreement or otherwise in respect of the Obligations in excess of the amount or rate permitted under or consistent with any applicable law, rule or regulation.
(b)    Payment at Highest Lawful Rate. If the Borrower is not obliged to make a payment that it would otherwise be required to make, as a result of Section 5.6(a), the Borrower shall make such payment to the maximum extent permitted by or consistent with applicable laws, rules and regulations.
(c)    Adjustment if Any Payment Exceeds Lawful Rate. If any provision of this Agreement or any of the other Credit Documents would obligate the Borrower to make any payment of interest or other amount payable to any Lender in an amount or calculated at a rate that would be prohibited by any Applicable Law, then notwithstanding such provision, such amount or rate shall be deemed to have been adjusted with retroactive effect to the maximum amount or rate of interest, as the case may be, as would not be so prohibited by Applicable Law, such adjustment to be effected, to the extent necessary, by reducing the amount or rate of interest required to be paid by the Borrower to the affected Lender under Section 2.8.
(d)    Notwithstanding the foregoing, and after giving effect to all adjustments contemplated thereby, if any Lender shall have received from the Borrower an amount in excess of the maximum permitted by any Applicable Law, then the Borrower shall be entitled, by notice in writing to the Administrative Agent to obtain reimbursement from that Lender in an amount equal to such excess, and pending such reimbursement, such amount shall be deemed to be an amount payable by that Lender to the Borrower.
SECTION 6.    Conditions Precedent to Effectiveness.
The establishment of the Revolving Credit Commitments by the Revolving Credit Lenders on the Closing Date is subject to the satisfaction or waiver by the Revolving Credit Lenders of the following conditions precedent set forth in this Section 6.

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6.1.    Credit Documents. The Administrative Agent shall have received (a) this Agreement, executed and delivered by an Authorized Officer of each of Holdings and the Borrower as of the Closing Date, (b) the Guarantee, executed and delivered by an Authorized Officer of each Guarantor, (c) (i) an Additional Secured Debt Designation (as defined in the Collateral Trust Agreement) and (ii) a Collateral Trust Joinder (as defined in the Collateral Trust Agreement), in each case, executed and delivered by each of the parties thereto as of the Closing Date and (d) the Reaffirmation Agreement executed and delivered by each of the parties thereto as of the Closing Date.
6.2.    Closing Date Borrowing Base Certificate. At least three (3) Business Days prior to the Closing Date, the Administrative Agent shall have received a Borrowing Base Certificate as of the Closing Date, duly completed and executed by an Authorized Officer of the Borrower.
6.3.    Legal Opinions. The Administrative Agent shall have received the executed customary legal opinions of (a) Sidley Austin LLP and (b) Yuki Whitmire, General Counsel of the Credit Parties, in each case, dated as of the Closing Date, addressed to the Administrative Agent, the Collateral Agent and the Lenders and in form and substance reasonably satisfactory to the Administrative Agent. The Borrower hereby instructs such counsel to deliver such legal opinions.
6.4.    Closing Certificates. The Administrative Agent shall have received a certificate (or certificates) of the Borrower, dated the Closing Date, in respect of the conditions set forth in Sections 6.7, 6.8 and 6.10, executed by an Authorized Officer of the Borrower, and attaching the documents referred to in Section 6.5.
6.5.    Authorization of Proceedings of Each Credit Party. The Administrative Agent shall have received (a) a copy of the resolutions of the board of directors, other managers or general partner of each Credit Party (or a duly authorized committee thereof) authorizing (i) the execution, delivery and performance of the Credit Documents referred to in Section 6.1 (and any agreements relating thereto) to which it is a party and (ii) in the case of the Borrower, the extensions of credit contemplated hereunder, (b) true and complete copies of the Organizational Documents of each Credit Party and incumbency certification for each Credit Party, in each case, as of the Closing Date, and (c) good standing certificates (to the extent such concept exists in the relevant jurisdiction of organization) of the Borrower and the Guarantors.
6.6.    Fees. All fees required to be paid on the Closing Date pursuant to this Agreement (or as separately agreed in writing with any Lender and/or Joint Lead Arranger) and all reasonable and documented out-of-pocket expenses required to be paid on the Closing Date pursuant to this Agreement, in the case of expenses, to the extent invoiced at least two (2) days prior to the Closing Date, shall have been paid on the Closing Date.
6.7.    Representations and Warranties. All representations and warranties set forth in this Agreement and the other Credit Documents shall be true and correct in all material respects (or, if already qualified by materiality, in all respects) on the Closing Date (except to the extent any such representation or warranty is stated to relate solely to an earlier date, it shall be true and correct in all material respects (or, if already qualified by materiality, in all respects) as of such earlier date).
6.8.    No Material Adverse Effect. No Material Adverse Effect shall have occurred since December 31, 2020.

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6.9.    Solvency Certificate. On the Closing Date, the Administrative Agent shall have received a customary solvency certificate from the chief financial officer of the Borrower in form and substance reasonably satisfactory to the Administrative Agent.
6.10.    No Default or Event of Default. On the Closing Date (both immediately before and after giving effect to the Transactions), no Default or Event of Default shall have occurred and be continuing.
6.11.    Patriot Act. The Administrative Agent and the Lenders shall have received (at least three (3) Business Days prior to the Closing Date) all documentation and other information about the Borrower as has been reasonably requested in writing at least five (5) Business Days prior to the Closing Date by the Administrative Agent or such Lender that is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the Patriot Act.
SECTION 7.    Conditions Precedent to All Credit Events After the Closing Date.
The agreement of each Lender to make any Revolving Credit Loan requested to be made by it on any date is subject to the satisfaction or waiver of the conditions precedent set forth in the following Sections 7.1 and 7.2:
7.1.    No Default; Representations and Warranties. At the time of each Credit Event and also after giving effect thereto (a) no Default or Event of Default shall have occurred and be continuing and (b) all representations and warranties made by any Credit Party contained herein or in the other Credit Documents shall be true and correct in all material respects (or, if already qualified by materiality, in all respects) with the same effect as though such representations and warranties had been made on and as of the date of such Credit Event (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (or, if already qualified by materiality, in all respects) as of such earlier date).
7.2.    Notice of Borrowing. Prior to the making of each Revolving Credit Loan, the Administrative Agent shall have received a Notice of Borrowing (whether in writing or by telephone) meeting the requirements of Section 2.3.
The acceptance of the benefits of each Credit Event shall constitute a representation and warranty by each Credit Party to each of the Lenders that all the applicable conditions specified in this Section 7 have been satisfied or waived as of that time to the extent required by this Section 7.
SECTION 8.    Representations, Warranties and Agreements.
In order to induce the Lenders to enter into this Agreement, to make the Revolving Credit Loans as provided for herein, each of Holdings and the Borrower makes the following representations and warranties to, and agreements with, the Lenders, all of which shall survive the execution and delivery of this Agreement and the making of the Revolving Credit Loans:
8.1.    Corporate Status; Compliance with Laws. Each of Holdings, the Borrower and each Material Subsidiary of the Borrower that is a Restricted Subsidiary (a) is a duly organized and validly existing corporation or other entity in good standing (as applicable) under the laws of the jurisdiction of its organization and has the corporate or other organizational power and authority to own its property and assets and to transact the business in which it is engaged, except as would not reasonably

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be expected to result in a Material Adverse Effect, (b) has duly qualified and is authorized to do business and is in good standing (if applicable) in all jurisdictions where it is required to be so qualified, except where the failure to be so qualified would not reasonably be expected to result in a Material Adverse Effect and (c) is in compliance with all Applicable Laws, except to the extent that the failure to be in compliance would not reasonably be expected to result in a Material Adverse Effect.
8.2.    Corporate Power and Authority. Each Credit Party has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of the Credit Documents to which it is a party and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of the Credit Documents to which it is a party. Each Credit Party has duly executed and delivered each Credit Document to which it is a party and each such Credit Document, assuming due authorization, execution and delivery by the other parties thereto constitutes the legal, valid and binding obligation of such Credit Party enforceable in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law) and (ii) the need for filings and registrations necessary to create or perfect the Liens on the Collateral granted by the Credit Parties in favor of the Collateral Agent (provided that, with respect to the creation and perfection of security interests with respect to Indebtedness, Stock and Stock Equivalents of Foreign Subsidiaries, only to the extent the creation and perfection of such obligation is governed by the Uniform Commercial Code).
8.3.    No Violation. Neither the execution, delivery or performance by any Credit Party of the Credit Documents to which it is a party nor the compliance with the terms and provisions thereof nor the consummation of the financing transactions contemplated hereby and thereby will (a) contravene any applicable provision of any material Applicable Law (including material Environmental Laws) other than any contravention which would not reasonably be expected to result in a Material Adverse Effect, (b) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of any Lien upon any of the property or assets of Holdings, the Borrower or any Restricted Subsidiary (other than Liens created under the Credit Documents, Permitted Liens or Liens subject to an intercreditor agreement permitted hereby or the Collateral Trust Agreement) pursuant to the terms of any material indenture, loan agreement, lease agreement, mortgage, deed of trust or other material debt agreement or instrument to which Holdings, the Borrower or any Restricted Subsidiary is a party or by which it or any of its property or assets is bound (any such term, covenant, condition or provision, a “Contractual Requirement”) other than any such breach, default or Lien that would not reasonably be expected to result in a Material Adverse Effect, or (c) violate any provision of the Organizational Documents of any Credit Party.
8.4.    Litigation. Except as set forth on Schedule 8.4, there are no actions, suits or proceedings pending or, to the knowledge of the Borrower, threatened in writing with respect to Holdings, the Borrower or any of the Restricted Subsidiaries that have a reasonable likelihood of adverse determination and such determination could reasonably be expected to result in a Material Adverse Effect.
8.5.    Margin Regulations. Neither the making of any Revolving Credit Loan hereunder nor the use of the proceeds thereof will violate the provisions of Regulation T, U or X of the Board.
8.6.    Governmental Approvals. The execution, delivery and performance of the Credit Documents does not require any consent or approval of, registration or filing with, or other action by, any Governmental Authority, except for (i) such as have been obtained or made and are in full force and effect, (ii) filings and recordings in respect of the Liens created pursuant to the Security Documents

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and (iii) such licenses, authorizations, consents, approvals, registrations, filings or other actions the failure of which to obtain or make could not reasonably be expected to have a Material Adverse Effect.
8.7.    Investment Company Act. None of the Credit Parties is required to be registered as an “investment company” under the Investment Company Act of 1940, as amended.
8.8.    True and Complete Disclosure. None of the written factual information and written data (taken as a whole) heretofore or contemporaneously furnished by or on behalf of Holdings, the Borrower, any of the Subsidiaries of the Borrower or any of their respective authorized representatives to the Administrative Agent, any Joint Lead Arranger and/or any Lender on or before the Closing Date (including all such information and data contained in the Credit Documents) regarding Holdings, the Borrower and its Restricted Subsidiaries in connection with the Transactions for purposes of or in connection with this Agreement or any transaction contemplated herein contained any untrue statement of any material fact or omitted to state any material fact necessary to make such information and data (taken as a whole) not materially misleading at such time in light of the circumstances under which such information or data was furnished, it being understood and agreed that for purposes of this Section 8.8, such factual information and data shall not include projections or estimates (including financial estimates, forecasts, pro forma financial information, budgets and other forward-looking information), other forward-looking information or statements regarding future conditions or operations or and information of a general economic or general industry nature.
8.9.    No Material Adverse Effect. There has been no Material Adverse Effect since December 31, ~~2021~~2022.
8.10.    Tax Matters. Except where the failure of which could not be reasonably expected to have a Material Adverse Effect, (a) each of Holdings, the Borrower and each of the Restricted Subsidiaries has filed all federal income Tax returns and all other Tax returns, domestic and foreign, required to be filed by it (after giving effect to all applicable extensions) and has paid all material Taxes payable by it that have become due (whether or not shown on such Tax return), other than those (i) not yet delinquent or (ii) contested in good faith as to which adequate reserves have been provided to the extent required by law and in accordance with GAAP, (b) each of Holdings, the Borrower and each of the Restricted Subsidiaries has provided adequate reserves in accordance with GAAP for the payment of, all federal, state, provincial and foreign Taxes not yet due and payable, and (c) each of Holdings, the Borrower and each of the Restricted Subsidiaries has satisfied all of its Tax withholding obligations.
8.11.    Compliance with ERISA.
(a)    Each Employee Benefit Plan is in compliance with ERISA, the Code and any Applicable Law; no Reportable Event has occurred (or is reasonably likely to occur) with respect to any Benefit Plan; no Multiemployer Plan is Insolvent or in reorganization (or is reasonably likely to be Insolvent or in reorganization), and no written notice of any such insolvency or reorganization has been given to the Borrower or any ERISA Affiliate; no Benefit Plan has an accumulated or waived funding deficiency (or is reasonably likely to have such a deficiency); on and after the effectiveness of the Pension Act, each Benefit Plan has satisfied the minimum funding standards (within the meaning of Section 412 of the Code or Section 302 of ERISA) applicable to such Benefit Plan, and there has been no determination that any such Benefit Plan is, or is expected to be, in “at risk” status (within the meaning of Section 4010(d)(2) of ERISA); none of the Borrower or any ERISA Affiliate has incurred (or is reasonably likely to incur) any liability to or on account of a Benefit Plan pursuant to Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201 or 4204 of ERISA or Section 4971 or 4975 of the Code; no proceedings have been instituted (or are reasonably likely to be instituted) to terminate or

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to reorganize any Benefit Plan or to appoint a trustee to administer any Benefit Plan, and no written notice of any such proceedings has been given to the Borrower or any ERISA Affiliate; and no Lien imposed under the Code or ERISA on the assets of the Borrower or any ERISA Affiliate exists (or is reasonably likely to exist) nor has the Borrower or any ERISA Affiliate been notified in writing that such a Lien will be imposed on the assets of Holdings, the Borrower or any ERISA Affiliate on account of any Benefit Plan, except to the extent that a breach of any of the representations, warranties or agreements in this Section 8.11(a) would not result, individually or in the aggregate, in an amount of liability that would be reasonably likely to have a Material Adverse Effect. No Benefit Plan has an Unfunded Current Liability that would, individually or when taken together with any other liabilities referenced in this Section 8.11(a), be reasonably likely to have a Material Adverse Effect. With respect to Benefit Plans that are Multiemployer Plans, the representations and warranties in this Section 8.11(a)~~)~~, other than any made with respect to (i) liability under Section 4201 or 4204 of ERISA or (ii) liability for termination or reorganization of such Multiemployer Plans under ERISA, are made to the best knowledge of the Borrower.
(b)    All Foreign Plans are in compliance with, and have been established, administered and operated in accordance with, the terms of such Foreign Plans and Applicable Law, except for any failure to so comply, establish, administer or operate the Foreign Plans as would not reasonably be expected to have a Material Adverse Effect. All contributions or other payments which are due with respect to each Foreign Plan have been made in full and there are no funding deficiencies thereunder, except to the extent any such events would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
8.12.    Subsidiaries. Schedule 8.12 lists each Subsidiary of Holdings (and the direct and indirect ownership interest of Holdings therein), in each case existing on the Closing Date (after giving effect to the Transactions). Each Material Subsidiary as of the Closing Date has been so designated on Schedule 8.12.
8.13.    Intellectual Property. Each of Holdings, the Borrower and the Restricted Subsidiaries has good and marketable title to, or a valid license or right to use, all patents, trademarks, servicemarks, trade names, copyrights and all applications therefor and licenses thereof, and all other intellectual property rights, free and clear of all Liens (other than Liens permitted by Section 10.2), that are necessary for the operation of their respective businesses as currently conducted, except where the failure to have any such title, license or rights could not reasonably be expected to have a Material Adverse Effect.
8.14.    Environmental Laws. Except as could not reasonably be expected to have a Material Adverse Effect: (a) Holdings, the Borrower and the Restricted Subsidiaries and all Real Estate are in compliance with all Environmental Laws; (b) Holdings, the Borrower and the Restricted Subsidiaries have, and have timely applied for renewal of, all permits required under Environmental Law to construct and operate their facilities as currently constructed; (c) except as set forth on Schedule 8.14, neither Holdings, the Borrower nor any Restricted Subsidiary is subject to any pending or, to the knowledge of the Borrower, threatened Environmental Claim or any other liability under any Environmental Law, including any such Environmental Claim, or, to the knowledge of the Borrower, any other liability under Environmental Law related to, or resulting from the business or operations of any predecessor in interest of any of them; (d) none of Holdings, the Borrower or any Restricted Subsidiary is conducting or financing or, to the knowledge of the Borrower, is required to conduct or finance, any investigation, removal, remedial or other corrective action pursuant to any Environmental Law at any location; (e) to the knowledge of the Borrower, no Hazardous Materials have been released into the environment at, on or under any Real Estate currently owned or leased by Holdings, the Borrower or any Restricted Subsidiary and (f) neither Holdings, the Borrower nor any Restricted Subsidiary has treated,

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stored, transported, released, disposed or arranged for disposal or transport for disposal of Hazardous Materials at, on, under or from any currently or, to the knowledge of the Borrower, formerly owned or leased Real Estate or facility. Except as provided in this Section 8.14, the Borrower and the Restricted Subsidiaries make no other representations or warranties regarding Environmental Laws.
8.15.    Properties. Except as set forth on Schedule 8.15, Holdings, the Borrower and the Restricted Subsidiaries have good title to or valid leasehold or easement interests or other license or use rights in all properties that are necessary for the operation of their respective businesses as currently conducted, free and clear of all Liens (other than any Liens permitted by this Agreement) and except where the failure to have such good title, leasehold or easement interests or other license or use rights could not reasonably be expected to have a Material Adverse Effect.
8.16.    Solvency. On the Closing Date, after giving effect to the Transactions, immediately following the making of each Revolving Credit Loan on such date and after giving effect to the application of the proceeds of such Revolving Credit Loans, the Borrower on a consolidated basis with its Subsidiaries will be Solvent.
8.17.    Security Interests. Subject to the terms, conditions and provisions of the Collateral Trust Agreement and any other applicable intercreditor agreement then in effect, with respect to each Credit Party, the Security Documents, taken as a whole, are effective to create in favor of the Collateral Representative, for the benefit of the applicable Secured Parties, a legal, valid and enforceable first priority security interest (subject to Liens permitted hereunder) in the Collateral described therein and proceeds thereof, in each case, to the extent required under the Security Documents, the enforceability of which is subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.  In the case of (i) the Stock described in the Pledge Agreement that is in the form of securities represented by stock certificates or otherwise constituting certificated securities within the meaning of Section 8-102(a)(15) of the New York UCC (“Certificated Securities”), when certificates representing such Stock are delivered to the Collateral Representative along with instruments of transfer in blank or endorsed to the Collateral Representative, and (ii) all other Collateral constituting Real Estate or personal property described in the Security Agreement, when financing statements and other required filings, recordings, agreements and actions in appropriate form are executed and delivered, performed, recorded or filed in the appropriate offices, as the case may be, the Collateral Representative, for the benefit of the applicable Secured Parties, shall have a fully perfected Lien on, and security interest in, all right, title and interest of the Credit Parties in all Collateral that may be perfected by filing, recording or registering a financing statement or analogous document and the proceeds thereof (to the extent such Liens may be perfected by possession of the Certificated Securities by the Collateral Representative or such filings, agreements or other actions or perfection is otherwise required by the terms of any Credit Document), in each case, to the extent required under the Security Documents, as security for the Obligations, in each case prior and superior in right to any other Lien (except, in the case of Liens permitted hereunder).
8.18.    Labor Matters. Except as, in the aggregate, could not reasonably be expected to have a Material Adverse Effect: (a) there are no strikes or other labor disputes against Holdings, the Borrower or any Restricted Subsidiary pending or, to the knowledge of the Borrower, threatened in writing; and (b) hours worked by and payment made for such work to employees of Holdings, the Borrower and each Restricted Subsidiary have not been in violation of the Fair Labor Standards Act or any other applicable Requirement of Law dealing with such matters.
8.19.    Sanctioned Persons; Anti-Corruption Laws; Patriot Act; Beneficial Ownership. None of Holdings, the Borrower or any of its Subsidiaries or any of their respective directors or officers

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is subject to any economic embargoes or similar sanctions administered or enforced by the U.S. Department of State or the U.S. Department of Treasury (including the Office of Foreign Assets Control), the United Nations Security Council, the European Union, His Majesty’s Treasury or any other applicable sanctions authority (collectively, “Sanctions”, and the associated laws, rules, regulations and orders, collectively, “Sanctions Laws”) or (ii) located, organized or resident in a country or territory that is the subject of Sanctions (including, as of the Sixth Amendment Effective Date, Cuba, Iran, North Korea, Syria, the Crimea region of Ukraine, the so-called Luhansk People’s Republic, the so-called Donetsk People’s Republic and the non-government controlled Zaporizhzhia and Kherson regions of Ukraine).  Each of Holdings, the Borrower and its Subsidiaries and their respective officers and directors is in compliance, in all material respects, with (i) all Sanctions Laws, (ii) the United States Foreign Corrupt Practices Act of 1977, as amended, and any other applicable anti-bribery or anti-corruption laws, rules, regulations and orders (collectively, “Anti-Corruption Laws”) and (iii) the Patriot Act and any other applicable anti-terrorism and anti-money laundering laws, rules, regulations and orders.  No part of the proceeds of the Revolving Credit Loans will be used, directly or indirectly, (A) for the purpose of financing any activities or business of or with any Person or in any country or territory that at such time is the subject of any Sanctions in a manner that would result in a violation of applicable Sanctions by any party to this Agreement or (B) for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation in any material respect of any Anti-Corruption Law. The Borrower falls under an express exclusion from the “legal entity customer” definition under 31 C.F.R. § 1010.230(e)(2) and the applicable exclusion is 31 C.F.R. § 1020.315(b)(5).
8.20.    Use of Proceeds The Borrower will use the proceeds of the Revolving Credit Loans in accordance with Section 9.13 of this Agreement.
8.21.    Borrowing Base Certificate. The information set forth in each Borrowing Base Certificate is true and correct in all material respects as of the date such Borrowing Base Certificate is reporting as of.
SECTION 9.    Affirmative Covenants.
The Borrower hereby covenants and agrees that on the Closing Date (immediately after giving effect to the Transactions) and thereafter, until the Revolving Credit Commitments have terminated and the Revolving Credit Loans, together with all interest, fees and all other Obligations (other than Contingent Obligations), are paid in full:
9.1.    Information Covenants. The Borrower will furnish to the Administrative Agent (which shall promptly make such information available to the Lenders in accordance with its customary practice):
(a)    Annual Financial Statements. On or before the date on which such financial statements are required to be filed with the SEC (after giving effect to any permitted extensions) (or, if such financial statements are not required to be filed with the SEC, no later than concurrently with delivery of the same to the lenders under the Senior Secured Credit Agreement pursuant to the terms thereof) the financial statements and related deliverables required to be delivered to the lenders under the Senior Secured Credit Agreement pursuant to Section 9.1(a) thereof.
(b)    Quarterly Financial Statements. On or before the date on which such financial statements are required to be filed with the SEC (after giving effect to any permitted extensions) with respect to each of the first three quarterly accounting periods in each Fiscal Year of the Borrower (or, if

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such financial statements are not required to be filed with the SEC, no later than concurrently with delivery of the same to the lenders under the Senior Secured Credit Agreement pursuant to the terms thereof) the financial statements and related deliverables required to be delivered to the lenders under the Senior Secured Credit Agreement pursuant to Section 9.1(b) thereof.
(c)    Officer’s Certificates. Within five (5) Business Days of the delivery of the financial statements provided for in Section 9.1(a) and 9.1(b), a certificate of an Authorized Officer of the Borrower to the effect that no Default or Event of Default exists or, if any Default or Event of Default does exist, specifying the nature and extent thereof, which certificate shall set forth (i) the calculations required to establish whether the Borrower and its Restricted Subsidiaries were in compliance with the provisions of Section 10.9 as at the end of such Fiscal Year or quarter (solely to the extent such covenant is required to be tested at the end of such Fiscal Year or quarter), as the case may be, and (ii) a specification of any change in the identity of the Restricted Subsidiaries, Unrestricted Subsidiaries and Excluded Project Subsidiaries as at the end of such Fiscal Year or quarter, as the case may be, from the Restricted Subsidiaries, Unrestricted Subsidiaries and Excluded Project Subsidiaries, respectively, most recently provided to the Lenders.
(d)    Notice of Default; Litigation; ERISA Event. Promptly after an Authorized Officer of the Borrower or any Restricted Subsidiary obtains knowledge thereof, notice of (i) the occurrence of any event that constitutes a Default or Event of Default, which notice shall specify the nature thereof, the period of existence thereof and what action the Borrower proposes to take with respect thereto, (ii) any litigation, regulatory or governmental proceeding pending against the Borrower or any Restricted Subsidiary that has a reasonable likelihood of adverse determination and such determination could reasonably be expected to be determined adversely and, if so determined, to result in a Material Adverse Effect and (iii) the occurrence of any ERISA Event that would reasonably be expected to result in a Material Adverse Effect.
(e)    Other Information. Promptly upon filing thereof, copies of any filings (including on Form 10-K, 10-Q or 8-K) or registration statements with, and reports to, the SEC or any analogous Governmental Authority in any relevant jurisdiction by Holdings, the Borrower or any Restricted Subsidiary (other than amendments to any registration statement (to the extent such registration statement, in the form it becomes effective, is delivered to the Administrative Agent), exhibits to any registration statement and, if applicable, any registration statements on Form S-8) and copies of all financial statements, proxy statements, notices and reports that Holdings, the Borrower or any Restricted Subsidiary shall send to the holders of any publicly issued debt with a principal amount in excess of $300,000,000 of Holdings, the Borrower and/or any Restricted Subsidiary in their capacity as such holders (in each case to the extent not theretofore delivered to the Administrative Agent pursuant to this Agreement).
(f)    Requested Information. With reasonable promptness, following the reasonable request of the Administrative Agent, such other information (financial or otherwise) as the Administrative Agent on its own behalf or on behalf of any Lender (acting through the Administrative Agent) may reasonably request in writing from time to time; provided that, notwithstanding anything to the contrary in this Section 9.1(f), none of Holdings, the Borrower or any of its Restricted Subsidiaries will be required to provide any such other information pursuant to this Section 9.1(f) to the extent that (i) the provision thereof would violate any attorney client privilege (as reasonably determined by counsel (internal or external) to the Credit Parties), law, rule or regulation, or any contractual obligation of confidentiality binding on the Credit Parties or their respective affiliates (so long as not entered into in contemplation hereof) or (ii) such information constitutes attorney work product (as reasonably determined by counsel (internal or external) to the Credit Parties).

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(g)    Projections. Within 90 days after the commencement of each Fiscal Year of the Borrower, a copy of the projections (collectively, the “Projections”) required to be delivered to the lenders under Section 9.1(g) of the Senior Secured Credit Agreement; it being understood that such Projections and assumptions as to future events are not to be viewed as facts or a guarantee of performance, are subject to significant uncertainties and contingencies, many of which are beyond the control of the Borrower and its Subsidiaries, and that actual results may vary from such Projections and such differences may be material.
(h)    Reconciliations. Simultaneously with the delivery of each set of consolidated financial statements referred to in Sections 9.1(a) and (b) above, a copy of the reconciliations required to be delivered to the lenders under Section 9.1(h) of the Senior Secured Credit Agreement.
(i)    Borrowing Base Certificates. No later than 2:00 p.m. on each Calculation Date, the Borrower will furnish to the Administrative Agent a certificate substantially in the form of Exhibit F (or in another form reasonably satisfactory to the Administrative Agent) (each, a “Borrowing Base Certificate”) showing the calculation of the Borrowing Base and each Borrowing Base Certificate shall be certified as true and correct in all material respects on behalf of the Borrower by an Authorized Officer of the Borrower.
(j)    Ratings. Within five (5) Business Days after an Authorized Officer of the Borrower obtains knowledge thereof, notice of any actual published change in the public ratings of the Borrower, the senior secured long-term debt securities of the Borrower or the senior unsecured long-term debt securities or debt securities of the Borrower from any Rating Agency.
Notwithstanding the foregoing, the obligations in clauses (a), (b) and (e) of this Section 9.1 may be satisfied with respect to financial information of the Borrower and the Restricted Subsidiaries by furnishing (A) the applicable financial statements of Holdings or any direct or indirect parent of Holdings or (B) the Borrower’s (or Holdings’ or any direct or indirect parent thereof), as applicable, Form 8-K, 10-K or 10-Q, as applicable, filed with the SEC; provided that, with respect to each of subclauses (A) and (B) of this paragraph, to the extent such information relates to Holdings or a direct or indirect parent of Holdings, such information is accompanied by consolidating or other information that explains in reasonable detail the differences between the information relating to Holdings or such parent, on the one hand, and the information relating to the Borrower and its consolidated Restricted Subsidiaries on a standalone basis, on the other hand (provided, however, that the Borrower shall be under no obligation to deliver such consolidating or other explanatory information if the Consolidated Total Assets and the Consolidated EBITDA of the Borrower and its consolidated Restricted Subsidiaries do not differ from the Consolidated Total Assets and the Consolidated EBITDA, respectively, of Holdings or any direct or indirect parent of Borrower and its consolidated Subsidiaries by more than 2.5%). Documents required to be delivered pursuant to clauses (a), (b) and (e) of this Section 9.1 (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Borrower posts such documents, or provides a link thereto on the Borrower’s website as notified to the Administrative Agent; or (ii) on which such documents are posted on the Borrower’s behalf on an Internet or intranet website, if any, or filed with the SEC, and available in EDGAR (or any successor) to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent).
Notwithstanding anything to the contrary herein, it is understood and agreed that, so long each Lender is also a lender and/or a letter of credit issuer under the Senior Secured Credit Agreement, other than with respect to Sections 9.1(c) and 9.1(i), delivery of any of the items required to be delivered

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pursuant to this Section 9.1 shall not be required so long as such items have been delivered pursuant to the Senior Secured Credit Agreement.
9.2.    Books, Records and Inspections.
(a)    The Borrower will, and will cause each Restricted Subsidiary to, permit officers and designated representatives of the Administrative Agent or the Required Lenders (as accompanied by the Administrative Agent) to visit and inspect any of the properties or assets of the Borrower or such Restricted Subsidiary in whomsoever’s possession to the extent that it is within such party’s control to permit such inspection (and shall use commercially reasonable efforts to cause such inspection to be permitted to the extent that it is not within such party’s control to permit such inspection), and to examine the books and records of the Borrower and any such Restricted Subsidiary (including, for the avoidance of doubt, the Borrower’s practice in the computation of the Borrowing Base and the assets included in the Borrowing Base) and discuss the affairs, finances and accounts of the Borrower and of any such Restricted Subsidiary with, and be advised as to the same by, its and their officers and independent accountants, all at such reasonable times and intervals and to such reasonable extent as the Administrative Agent or Required Lenders may desire (and subject, in the case of any such meetings or advice from such independent accountants, to such accountants’ customary policies and procedures); provided that, excluding any such visits and inspections during the continuation of an Event of Default (a) only the Administrative Agent, whether on its own or in conjunction with the Required Lenders, may exercise rights of the Administrative Agent and the Lenders under this Section 9.2, (b) the Administrative Agent shall not exercise such rights more than one time in any calendar year and (c) only one such visit shall be at the Borrower’s expense; provided further that when an Event of Default exists, the Administrative Agent (or any of its representatives or independent contractors) or any representative of any Lender may do any of the foregoing at the expense of the Borrower at any time during normal business hours and upon reasonable advance notice. The Administrative Agent and the Required Lenders shall give the Borrower the opportunity to participate in any discussions with the Borrower’s independent public accountants. Notwithstanding anything to the contrary in this Section 9.2, neither the Borrower nor any Restricted Subsidiary will be required under this Section 9.2 to disclose or permit the inspection or discussion of any document, information or other matter to the extent that such action would violate any attorney-client privilege (as reasonably determined by counsel (internal or external) to the Credit Parties), law, rule or regulation, or any contractual obligation of confidentiality (not created in contemplation thereof) binding on the Credit Parties or their respective affiliates or constituting attorney work product (as reasonably determined by counsel (internal or external) to the Credit Parties).
(b)    The Borrower will, and will cause each Restricted Subsidiary to, maintain proper books of record and account, in which entries that are full, true and correct in all material respects and are in conformity, in all material respects, with GAAP shall be made of all material financial transactions and matters involving the assets of the business of the Borrower or such Restricted Subsidiary, as the case may be (it being understood and agreed that any Restricted Subsidiary may maintain its individual books and records in conformity with local standards or customs and that such maintenance shall not constitute a breach of the representations, warranties or covenants hereunder).
9.3.    Maintenance of Insurance. The Borrower will, and will cause each Material Subsidiary that is a Restricted Subsidiary to, maintain insurance coverages as and to the extent required by Section 9.3 of the Senior Secured Credit Agreement.
9.4.    Payment of Taxes. The Borrower will pay and discharge, and will cause each of the Restricted Subsidiaries to pay and discharge, all Taxes~~, assessments and governmental charges or~~

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~~levies~~  imposed upon it or upon its income or profits, or upon any properties belonging to it, prior to the date on which penalties attach thereto, and all lawful claims in respect of any Taxes imposed, assessed or levied that, if unpaid, could reasonably be expected to become a material Lien upon any properties of the Borrower or any Restricted Subsidiary of the Borrower; provided that neither the Borrower nor any such Restricted Subsidiary shall be required to pay any such ~~tax, assessment, charge, levy~~Tax or claim (i) that is being contested in good faith and by proper proceedings if it has maintained adequate reserves (in the good faith judgment of management of the Borrower) with respect thereto in accordance with GAAP or (ii) with respect to which the failure to pay could not reasonably be expected to result in a Material Adverse Effect.
9.5.    Consolidated Corporate Franchises. The Borrower will do, and will cause each Material Subsidiary that is a Restricted Subsidiary to do, or cause to be done, all things necessary to preserve and keep in full force and effect its existence, corporate rights and authority, except to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect; provided, however, that the Borrower and the Restricted Subsidiaries may consummate any transaction otherwise permitted hereby, including under Section 10.2, 10.3, 10.4 or 10.5.
9.6.    Compliance with Statutes, Regulations, Etc. The Borrower will, and will cause each Restricted Subsidiary to, comply with all Applicable Laws applicable to it or its property, including all governmental approvals or authorizations required to conduct its business, and to maintain all such governmental approvals or authorizations in full force and effect, in each case except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.
9.7.    Lender Calls. At the reasonable request of the Administrative Agent, the Borrower shall conduct a conference call that Lenders may attend to discuss the financial condition and results of operations of the Borrower and its Restricted Subsidiaries for the most recently ended measurement period for which financial statements have been delivered pursuant to Section 9.1(a) or 9.1(b) (beginning with the fiscal period of the Borrower ending March 31, 2022), at a date and time to be determined by the Borrower with reasonable advance notice to the Administrative Agent, limited to one conference call per fiscal quarter. Notwithstanding anything to the contrary herein, it is understood and agreed that, so long as the Administrative Agent and each Lender is also a lender or a letter of credit issuer under the Senior Secured Credit Agreement, the conference call(s) described in this Section 9.7 shall not be required so long as such conference call(s) have been conducted pursuant to the Senior Secured Credit Agreement.
9.8.    Maintenance of Properties. The Borrower will, and will cause the Restricted Subsidiaries to, keep and maintain all property material to the conduct of its business in good working order and condition (ordinary wear and tear, casualty and condemnation excepted), except to the extent that the failure to do so could reasonably be expected to have a Material Adverse Effect.
9.9.    Transactions with Affiliates. The Borrower will conduct, and cause the Restricted Subsidiaries to conduct, all transactions with any of its or their respective Affiliates as and to the extent required by Section 9.9 of the Senior Secured Credit Agreement.
9.10.    End of Fiscal Years. The Borrower will, for financial reporting purposes, cause each of its, and the Restricted Subsidiaries’ fiscal years to end on December 31 of each year (each a “Fiscal Year”); provided, however, that the Borrower may, upon written notice to the Administrative Agent change the Fiscal Year with the prior written consent of the Administrative Agent (not to be unreasonably withheld, conditioned, delayed or denied), in which case the Borrower and the

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Administrative Agent will, and are hereby authorized by the Lenders to, make any adjustments to this Agreement that are necessary in order to reflect such change in financial reporting.
9.11.    Additional Guarantors and Grantors. Subject to any applicable limitations set forth in the Guarantee, the Security Documents, the Collateral Trust Agreement or any applicable intercreditor agreement and this Agreement (including Section 9.14), the Borrower will cause each direct or indirect ~~Wholly-Owned~~Wholly Owned Domestic Subsidiary of the Borrower (excluding any Excluded Subsidiary) formed or otherwise purchased or acquired after the Closing Date and each other Domestic Subsidiary of the Borrower that ceases to constitute an Excluded Subsidiary to, within 60 days from the date of such formation, acquisition or cessation (which in the case of any Excluded Subsidiary shall commence on the date of delivery of the certificate required by Section 9.1(c)), as applicable (or such longer period as the Administrative Agent may agree in its reasonable discretion; provided that, notwithstanding anything to the contrary herein, if the Administrative Agent (as defined in the Senior Secured Credit Agreement) agrees to an extension of such time period under Section 9.11 of the Senior Secured Credit Agreement, such extension shall be deemed to be automatically granted by the Administrative Agent hereunder), execute (A) a supplement to each of the Guarantee, the Pledge Agreement and the Security Agreement in order to become a Guarantor under such Guarantee, a pledgor under the Pledge Agreement and a grantor under such Security Agreement, respectively, (B) a joinder to the Intercompany Subordinated Note and (C) a joinder to the Collateral Trust Agreement.
9.12.    Pledge of Additional Stock and Evidence of Indebtedness. Subject to any applicable limitations set forth in the Security Documents, the Collateral Trust Agreement and any applicable intercreditor agreement, and other than as otherwise contemplated by the Senior Secured Credit Agreement, the Borrower will comply, and will cause the other Credit Parties to comply, with the requirements of Section 9.12 of the Senior Secured Credit Agreement (and which Section 9.12 of the Senior Secured Credit Agreement is, as described in Section 1.2(m), deemed incorporated herein, mutatis mutandis).
9.13.    Use of Proceeds. The Borrower will use the proceeds of the Revolving Credit Loans on or after the Closing Date, for working capital and general corporate purposes, in each case, to the extent not prohibited by this Agreement (including, without limitation, Permitted Acquisitions, permitted Investments, and permitted Dividends).
9.14.    Further Assurances. The Borrower will comply, and will cause the other Credit Parties to comply, with the requirements of Section 9.14 of the Senior Secured Credit Agreement (which Section 9.14 of the Senior Secured Credit Agreement is, as described in Section 1.2(m), hereby incorporated herein, mutatis mutandis). In addition, it is understood and agreed that, in the event that the Collateral Trust Agreement is terminated, the Credit Parties will enter into arrangements reasonably requested by the Administrative Agent with the Administrative Agent and any other applicable Persons simultaneously with such termination such that the Obligations remain secured by the Collateral with the same priority as immediately prior to such termination.
9.15.    Changes in Business. The Borrower and the Restricted Subsidiaries, taken as a whole, will not fundamentally and substantively alter the character of their business, taken as a whole, from the business conducted by the Borrower and the Restricted Subsidiaries, taken as a whole, on the Closing Date and other business activities which are extensions thereof or otherwise similar, incidental, complementary, synergistic, reasonably related or ancillary to any of the foregoing (and non-core incidental businesses acquired in connection with any Permitted Acquisition or permitted Investment), in each case as determined by the Borrower in good faith.

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19.16.    [Reserved].
9.17.    Collateral Suspension. Section 9.17 of the Senior Secured Credit Agreement is hereby incorporated herein in its entirety, mutatis mutandis.
SECTION 10.    Negative Covenants.
The Borrower hereby covenants and agrees that on the Closing Date (immediately after giving effect to the Transactions) and thereafter, until the Revolving Credit Commitments have terminated and the Revolving Credit Loans, together with all interest, fees and all other Obligations (other than Contingent Obligations), are paid in full:
10.1.    Limitation on Indebtedness. The Borrower will not, and will not permit the Restricted Subsidiaries to, create, incur, assume or suffer to exist any Indebtedness, except for Indebtedness permitted pursuant to Section 10.1 of the Senior Secured Credit Agreement.
10.2.    Limitation on Liens. The Borrower will not, and will not permit the Restricted Subsidiaries to, create, incur, assume or suffer to exist any Lien upon any property or assets of any kind (real or personal, tangible or intangible) of the Borrower or such Restricted Subsidiary, whether now owned or hereafter acquired, except for Liens permitted pursuant to Section 10.2 of the Senior Secured Credit Agreement.
10.3.    Limitation on Fundamental Changes. Except as permitted by Section 10.5 of the Senior Secured Credit Agreement, (a) the Borrower will not, and will not permit the Restricted Subsidiaries to, consummate any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution) and (b) the Borrower will not, and will not permit the Restricted Subsidiaries to, convey, sell, lease, assign, transfer or otherwise consummate the disposition of, all or substantially all of the business units, assets or other properties of the Borrower and its Restricted Subsidiaries, taken as a whole, except (in each case) as permitted pursuant to Section 10.3 of the Senior Secured Credit Agreement.
10.4.    Limitation on Sale of Assets. The Borrower will not, and will not permit the Restricted Subsidiaries to, (a) convey, sell, lease, assign, transfer or otherwise consummate the disposition of any of its property, business or assets (including receivables and leasehold interests), whether now owned or hereafter acquired or (b) consummate the sale or issuance to any Person (other than to the Borrower or a Subsidiary Guarantor) any shares owned by it of ~~the Borrower’s or~~ any Restricted Subsidiary’s Stock and Stock Equivalents, except (in each case) as permitted pursuant to Section 10.4 of the Senior Secured Credit Agreement.
10.5.    Limitation on Investments. The Borrower will not, and will not permit the Restricted Subsidiaries, to make any Investment, except for Investments permitted pursuant to Section 10.5 of the Senior Secured Credit Agreement.
10.6.    Limitation on Dividends. The Borrower will not declare or pay any dividends or return any capital to its stockholders or make any other distribution, payment or delivery of property or cash to its stockholders on account of such Stock and Stock Equivalents, or redeem, retire, purchase or otherwise acquire, directly or indirectly, for consideration, any shares of any class of its Stock or Stock Equivalents or set aside any funds for any of the foregoing purposes, (other than dividends payable solely in its Stock or Stock Equivalents (other than Disqualified Stock)) (all of the foregoing, “dividends”), except for dividends permitted pursuant to Section 10.6 of the Senior Secured Credit Agreement.

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10.7.    Limitations on Debt Payments and Amendments.
(a)    The Borrower will not, and will not permit the Restricted Subsidiaries to, voluntarily prepay, repurchase or redeem or otherwise defease any Junior Indebtedness, except for any such prepayment, repurchase, redemption or defeasement permitted pursuant to Section 10.7(a) of the Senior Secured Credit Agreement.
(b)    The Borrower will not, and will not permit ~~to~~ the Restricted Subsidiaries to waive, amend, or modify any Junior Indebtedness with a principal amount in excess of ~~$300,000,000 that is subordinated in right of payment to the Obligations, in each case, that~~the Threshold Amount that is to the extent that any such waiver, amendment or modification, taken as a whole, would be adverse to the Lenders in any material respect other than in connection with (i) a refinancing or replacement of such Indebtedness permitted hereunder or (ii) in a manner expressly permitted by, or not prohibited under, the applicable intercreditor or subordination terms or agreement(s) governing the relationship between the Lenders, on the one hand, and the lenders or purchasers of the applicable subordinated Indebtedness, on the other hand.
(c)    The Borrower and its Restricted Subsidiaries may make AHYDO Catch-Up Payments relating to Indebtedness of the Borrower and its Restricted Subsidiaries.
10.8.    Limitations on Sale Leasebacks. The Borrower will not, and will not permit the Restricted Subsidiaries to, enter into or effect any Sale Leasebacks after the Closing Date, except for Permitted Sale Leasebacks.
10.9.    Financial Covenant. (i) Other than during any Investment Grade Period, the Borrower will not permit the Consolidated First Lien Net Leverage Ratio, calculated as of the last day of the ~~most recent~~last fiscal quarter of the Borrower of the most recent four fiscal quarter period of the Borrower for which financial statements were required to have been furnished to the Administrative Agent pursuant to Section 9.1(a) or (b) solely with respect to any Compliance Quarter, to exceed 4.25 to 1.00 and (ii) during any Investment Grade Period, the Borrower will not permit the Consolidated Total Net Leverage Ratio, calculated as of the last day of the ~~most recent~~last fiscal quarter of the Borrower of the most recent four fiscal quarter period of the Borrower for which financial statements were required to have been furnished to the Administrative Agent pursuant to Section 9.1(a) or (b), solely with respect to any Compliance Quarter, to exceed 5.50 to 1.00.
10.10.    Limitation on Subsidiary Distributions. The Borrower will not, and will not permit any Restricted Subsidiary that is not a Guarantor to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or consensual restriction on the ability of any such Restricted Subsidiary to (x) (i) pay dividends or make any other distributions to the Borrower or any Restricted Subsidiary that is a Guarantor on its Stock or Stock Equivalents or with respect to any other interest or participation in, or measured by, its profits or (ii) pay any Indebtedness owed to the Borrower or any Restricted Subsidiary that is a Guarantor, (y) make loans or advances to the Borrower or any Restricted Subsidiary that is Guarantor or (z) sell, lease or transfer any of its properties or assets to the Borrower or any Restricted Subsidiary that is a Guarantor, except (in each case) for such encumbrances or restrictions permitted pursuant to Section 10.10 of the Senior Secured Credit Agreement.

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10.11.    Amendment of Organizational Documents. The Borrower will not, nor will the Borrower permit any Credit Party to, amend or otherwise modify any of its Organizational Documents in a manner that is materially adverse to the Lenders, except as required by Applicable Laws.
10.12.    Permitted Activities. Holdings will not engage in any material operating or business activities, except as permitted pursuant to Section 10.12 of the Senior Secured Credit Agreement.
SECTION 11.    Events of Default.
Upon the occurrence of any of the following specified events (each an “Event of Default”):
11.1.    Payments. The Borrower shall (a) default in the payment when due of any principal of the Revolving Credit Loans, (b) default, and such default shall continue for more than five (5) Business Days, in the payment when due of any interest on the Revolving Credit Loans or (c) default, and such default shall continue for more than ten (10) Business Days, in the payment when due of any Fees or any other amounts owing hereunder or under any other Credit Document; or
11.2.    Representations, Etc. Any representation, warranty or statement made or deemed made by any Credit Party herein or in any other Credit Document or any certificate delivered or required to be delivered pursuant hereto or thereto shall prove to be materially untrue on the date as of which made or deemed made, and, to the extent capable of being cured, such incorrect representation and warranty shall remain incorrect in any material respect for a period of thirty days after written notice thereof from the Administrative Agent to the Borrower; or
11.3.    Covenants. Any Credit Party shall:
(a)    default in the due performance or observance by it of any term, covenant or agreement contained in Section 9.1(d)(i) (provided that notice of such default at any time shall timely cure the failure to provide such notice), Section 9.1(i) (and such default shall have continued unremedied for a period of at least one (1) Business Day after the applicable Borrowing Base Certificate was required to be delivered), Section 9.5 (solely with respect to the Borrower) or Section 10 (but, with respect to Section 10.9, subject to the terms of Section 11.13); or
(b)    default in the due performance or observance by it of any term, covenant or agreement (other than those referred to in Section 11.1 or 11.2 or clause (a) of this Section 11.3) contained in this Agreement or any other Credit Document and such default shall continue unremedied for a period of at least 30 calendar days after receipt of written notice by the Borrower from the Administrative Agent or the Required Lenders; or
11.4.    Default Under Other Agreements. (a) The Borrower or any Restricted Subsidiary shall (i) default in any payment with respect to any Indebtedness (other than any Indebtedness described in Section 11.1, Hedging Obligations or Indebtedness under any Permitted Receivables Financing or under any Qualified Securitization Financing) in excess of ~~$300,000,000~~the Threshold Amount in the aggregate for the Borrower and such Restricted Subsidiaries beyond the period of grace or cure and following all required notices, if any, provided in the instrument or agreement under which such Indebtedness was created or (ii) default in the observance or performance of any agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist (other than any agreement or condition relating to, or provided in any instrument or agreement, under which such Hedging Obligations or such Permitted Receivables Financing or such Qualified Securitization Financing was created) beyond the period of grace or cure and following all required notices, if any, provided in the instrument or agreement under which such Indebtedness was created, if the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such

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holder or holders) to cause, any such Indebtedness to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity; or (b) without limiting the provisions of clause (a) above, any such Indebtedness shall be declared to be due and payable, or required to be prepaid other than by a regularly scheduled required prepayment (other than any Hedging Obligations or Indebtedness under any Permitted Receivables Financing or under any Qualified Securitization Financing) or as a mandatory prepayment, prior to the stated maturity thereof; provided that clauses (a) and (b) above shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness, if such sale or transfer is permitted hereunder and under the documents providing for such Indebtedness; provided, further, that this Section 11.4 shall not apply to (i) any Indebtedness if the sole remedy of the holder thereof following such event or condition is to elect to convert such Indebtedness into Stock or Stock Equivalents (other than Disqualified Stock) and cash in lieu of fractional shares or (ii) any such default that is remedied by or waived (including in the form of amendment) by the requisite holders of the applicable item of Indebtedness or contested in good faith by the Borrower or the applicable Restricted Subsidiary in either case, prior to acceleration of all the Revolving Credit Loans pursuant to this Section 11; ~~or~~provided further that a breach of any financial covenant under any other Indebtedness shall not constitute an Event of Default unless the lenders under the document governing such Indebtedness have accelerated the Indebtedness thereunder or terminated such commitments thereunder as a result of such breach; or
11.5.    Bankruptcy. Except as otherwise permitted under Section 10.3, (i) the Borrower or any Material Subsidiary shall commence a voluntary case, proceeding or action concerning itself under (a) Title 11 of the United States Code entitled “Bankruptcy,” or (b) in the case of any Foreign Subsidiary that is a Material Subsidiary, any domestic or foreign law relating to bankruptcy, judicial management, insolvency, reorganization, administration or relief of debtors in effect in its jurisdiction of incorporation, in each case as now or hereafter in effect, or any successor thereto (collectively, the “Bankruptcy Code”); (ii) an involuntary case, proceeding or action is commenced against the Borrower or any Material Subsidiary and the petition is not controverted within 60 days after commencement of the case, proceeding or action; (iii) an involuntary case, proceeding or action is commenced against the Borrower or any Material Subsidiary and the petition is not dismissed or stayed within 60 consecutive days after commencement of the case, proceeding or action; (iv) a custodian (as defined in the Bankruptcy Code), judicial manager, receiver, receiver manager, trustee, administrator or similar person is appointed for, or takes charge of, all or substantially all of the property of the Borrower or any Material Subsidiary; (v) the Borrower or any Material Subsidiary commences any other voluntary proceeding or action under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency, administration or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Borrower or any Material Subsidiary; (vi) there is commenced against the Borrower or any Material Subsidiary any such proceeding or action that remains undismissed or unstayed for a period of 60 consecutive days; (vii) the Borrower or any Material Subsidiary is adjudicated insolvent or bankrupt; (viii) any order of relief or other order approving any such case or proceeding or action is entered; (ix) the Borrower or any Material Subsidiary suffers any appointment of any custodian, receiver, receiver manager, trustee, administrator or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of 60 consecutive days; (x) the Borrower or any Material Subsidiary makes a general assignment for the benefit of creditors; or (xi) any corporate action is taken by the Borrower or any Material Subsidiary for the purpose of authorizing any of the foregoing; or
11.6.    ERISA. (a) The occurrence of any ERISA Event, (b) any Benefit Plan shall fail to satisfy the minimum funding standard required for any plan year or part thereof or a waiver of such standard or extension of any amortization period is sought or granted under Section 412 of the Code; any Benefit Plan is or shall have been terminated or is the subject of termination proceedings under ERISA

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(including the giving of written notice thereof); an event shall have occurred or a condition shall exist in either case entitling the PBGC to terminate any Benefit Plan or to appoint a trustee to administer any Benefit Plan (including the giving of written notice thereof); any Benefit Plan shall have an accumulated funding deficiency (whether or not waived); the Borrower or any ERISA Affiliate has incurred or is likely to incur a liability to or on account of a Benefit Plan under Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201 or 4204 of ERISA or Section 4971 or 4975 of the Code (including the giving of written notice thereof); (c) there could result from any event or events set forth in clause (b) of this Section 11.6 the imposition of a Lien, the granting of a security interest, or a liability, or the reasonable likelihood of incurring a Lien, security interest or liability; and (d) such ERISA Event, Lien, security interest or liability will or would be reasonably likely, individually or in the aggregate, to have a Material Adverse Effect; or
11.7.    Guarantee. Any Guarantee provided by Holdings, the Borrower or any Material Subsidiary or any material provision thereof shall cease to be in full force or effect (other than pursuant to the terms hereof or thereof) or any such Guarantor thereunder or any other Credit Party shall deny or disaffirm in writing any such Guarantor’s obligations under the Guarantee; or
11.8.    Pledge Agreement. Any Pledge Agreement pursuant to which the Stock or Stock Equivalents of the Borrower or any Material Subsidiary of the Borrower is pledged or any material provision thereof shall cease to be in full force or effect (other than pursuant to the terms hereof or thereof or due to any defect arising as a result of acts or omissions of the Collateral Agent, the Collateral Trustee or any Lender which do not result from a material breach by a Credit Party of its obligations under the Credit Documents) or any pledgor thereunder or any other Credit Party shall deny or disaffirm in writing such pledgor’s obligations under any Pledge Agreement; or
11.9.    Security Agreement. The Security Agreement or any other material Security Document pursuant to which the assets of any Credit Party are pledged as Collateral or any material provision thereof shall cease to be in full force or effect in respect of Collateral with ~~an individual~~a fair market value in excess of ~~$100,000,000 at any time or $300,000,000~~the Threshold Amount in the aggregate (other than pursuant to the terms hereof or thereof or any defect arising as a result of acts or omissions of the Collateral Agent, the Collateral Trustee or any Lender which do not result from a material breach by a Credit Party of its obligations under the Credit Documents) or any grantor thereunder or any other Credit Party shall deny or disaffirm in writing such grantor’s obligations under the Security Agreement or any other such Security Document; or
11.10.    Judgments. One or more final judgments or decrees shall be entered against the Borrower or any Restricted Subsidiary involving a liability requiring the payment of ~~$300,000,000 or more~~an amount equal to or exceeding the Threshold Amount in the aggregate for all such final judgments and decrees for the Borrower and the Restricted Subsidiaries (to the extent not paid or covered by indemnity or insurance provided by a carrier that has not denied coverage) and any such final judgments or decrees shall not have been satisfied, vacated, discharged or stayed or bonded pending appeal within 60 consecutive days after the entry thereof; or
11.11.    Change of Control. A Change of Control shall occur:
(a)    then, and in any such event, and at any time thereafter, if any Event of Default shall then be continuing, subject to the terms of the Collateral Trust Agreement and any other applicable intercreditor agreement, the Administrative Agent and/or Collateral Agent, as applicable, shall, at the written request of the Required Lenders, by written notice to the Borrower, take any or all of the following actions, without prejudice to the rights of the Administrative Agent or any Lender to enforce its claims against the Borrower, except as otherwise specifically provided for in this

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Agreement (provided that, if an Event of Default specified in Section 11.5 shall occur with respect to the Borrower, the result that would occur upon the giving of written notice by the Administrative Agent as specified in clauses (i), (ii), (iv) and (v) below shall occur automatically without the giving of any such notice): (i) declare the Total Revolving Credit Commitment terminated, whereupon the Revolving Credit Commitment, if any, of each Lender shall forthwith terminate immediately and any Fees theretofore accrued shall forthwith become due and payable without any other notice of any kind; (ii) declare the principal of and any accrued interest and Fees in respect of any or all Revolving Credit Loans and any or all Obligations owing hereunder and under any other Credit Document to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; (iii) [reserved]; (iv) direct the Collateral Representative to enforce any and all Liens and security interests created pursuant to the Security Documents (or direct the Collateral Agent to cause the Collateral Trustee to enforce any and all Liens and security interests created pursuant to the Security Documents, as applicable); and/or (v) enforce any and all of the Administrative Agent’s rights under the Guarantee.
(b)    Notwithstanding anything to the contrary contained herein, any Event of Default under this Agreement or similarly defined term under any other Credit Document, other than any Event of Default which cannot be waived without the written consent of each Lender directly and adversely affected thereby, shall be deemed not to be “continuing” if the events, act or condition that gave rise to such Event of Default have been remedied or cured (including by payment, notice, taking of any action or omitting to take any action) or have ceased to exist and the Borrower is in compliance with this Agreement and/or such other Credit Document.
11.2.    Application of Proceeds.
(a)    Subject to clauses (b) and (c) below, any amount received by the Administrative Agent, the Collateral Trustee or the Collateral Agent from any Credit Party (or from proceeds of any Collateral) following any acceleration of the Obligations under this Agreement or any Event of Default with respect to the Borrower under Section 11.5 shall be applied in accordance with the Collateral Trust Agreement and any other applicable intercreditor agreement.
(b)    In the event that either (x) the Collateral Trust Agreement or any applicable intercreditor agreement directs the application with respect to any Collateral be made with reference to this Agreement or the other Credit Documents or (y) the Collateral Trust Agreement has been terminated and no intercreditor agreement is then in effect, any amount received by the Administrative Agent, the Collateral Trustee or the Collateral Agent from any Credit Party (or from proceeds of any Collateral) (and all amounts deposited therein or credited thereto), in each case, following any acceleration of the Obligations under this Agreement or any Event of Default with respect to the Borrower under Section 11.5 shall be applied:
(i)    First, to the payment of all reasonable costs and expenses, fees, commissions and taxes of such sale, collection or other realization including compensation to the Administrative Agent, Collateral Agent and their agents and counsel, and all expenses, liabilities and advances made or incurred by the Administrative Agent and Collateral Agent in connection therewith and all amounts for which the Administrative Agent and Collateral Agent is entitled to indemnification pursuant to the provisions of any Credit Document, together with interest on each such amount at the highest rate then in effect under this Agreement from and after the date such amount is due, owing or unpaid until paid in full;
(ii)    Second, to the payment of all other reasonable costs and expenses of such sale, collection or other realization including all costs, liabilities and advances made or incurred by the

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other Secured Parties in connection therewith, together with interest on each such amount at the highest rate then in effect under this Agreement from and after the date such amount is due, owing or unpaid until paid in full;
(iii)    Third, without duplication of amounts applied pursuant to clauses (i) and (ii) above, to the indefeasible payment in full in cash, pro rata, of interest and other amounts constituting Obligations, in each case equally and ratably in accordance with the respective amounts thereof then due and owing;
(iv)    Fourth, to the payment in full in cash, pro rata, of principal amount of the Obligations and any premium thereon; and
(v)    Fifth, the balance, if any, to the person lawfully entitled thereto (including the applicable Credit Party or its successors or assigns) or as a court of competent jurisdiction may direct.
11.13.    Right to Cure.
(a)    Notwithstanding anything to the contrary contained in Section 11.3(a), in the event that the Borrower fails to comply with the requirement of the covenant set forth in Section 10.9, until the expiration of the fifteenth (15th) Business Day after the date on which Section 9.1 Financials with respect to the Test Period in which the covenant set forth in such Section is being measured are required to be delivered pursuant to Section 9.1 (the “Cure Period”), Holdings or any other Person shall have the right to make a direct or indirect equity investment (in the form of cash common equity or otherwise in a form reasonably acceptable to the Administrative Agent) in the Borrower (the “Cure Right”), and upon receipt by the Borrower of the net cash proceeds pursuant to the exercise of the Cure Right (including through the capital contribution of any such net cash proceeds to the Borrower, the “Cure Amount”), the covenant set forth in such Section shall be recalculated, giving effect to the pro forma increase to Consolidated EBITDA for such Test Period in an amount equal to such Cure Amount; provided that (i) such pro forma adjustment to Consolidated EBITDA shall be given solely for the purpose of calculating the covenant set forth in such Section with respect to any Test Period that includes the fiscal quarter for which such Cure Right was exercised and not for any other purpose under any Credit Document, (ii) unless actually applied to Indebtedness, there shall be no pro forma reduction in Indebtedness with the proceeds of any Cure Right for determining compliance with Section 10.9 for the fiscal quarter in respect of which such Cure Right is exercised (either directly through prepayment or indirectly as a result of the netting of Unrestricted Cash for purposes of the definitions of Consolidated Total Debt) and (iii) subject to clause (ii), no other adjustment under any other financial definition shall be made as a result of the exercise of any Cure Right.
(b)    If, after the exercise of the Cure Right and the recalculations pursuant to clause (a) above, the Borrower shall then be in compliance with the requirements of the covenant set forth in Section 10.9 during such Test Period (including for the purposes of Section 7), the Borrower shall be deemed to have satisfied the requirements of such covenant as of the relevant date of determination with the same effect as though there had been no failure to comply therewith at such date, and the applicable Default or Event of Default under Section 11.3 that had occurred shall be deemed cured for purposes of this Agreement; provided that (i) no more than one Cure Right may be exercised during the term of this Agreement and (ii) with respect to any exercise of the Cure Right, the Cure Amount shall be no greater than the amount required to cause the Borrower to be in compliance with the covenant set forth in Section 10.9.

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(c)    Neither the Administrative Agent nor any Lender shall exercise the right to accelerate the Revolving Credit Loans or terminate the Revolving Credit Commitments and none of the Administrative Agent, any Lender or any other Secured Bank Party shall exercise any right to foreclose on or take possession of the Collateral or exercise any other remedy prior to the expiration of the Cure Period solely on the basis of an Event of Default having occurred and being continuing with respect to a failure to comply with the requirement of the covenant set forth in Section 10.9 (it being understood that no Revolving Credit Lender shall be required to fund Revolving Credit Loans during any such Cure Period).
(d)    Notwithstanding anything to the contrary herein, if the Borrower fails to comply with the covenants set forth in Section 10.9 of this Agreement and Section 10.9 of the Senior Secured Credit Agreement for any Compliance Quarter, any exercise of a Cure Right (as defined in the Senior Secured Credit Agreement) pursuant to Section 11.13 thereof shall automatically be deemed to be an exercise of a Cure Right hereunder (which exercise shall be subject to this Section 11.13 in all respects).
SECTION 12.    The Agents.
12.1.    Appointment.
(a)    Each Secured Bank Party (other than the Administrative Agent) hereby irrevocably designates and appoints the Administrative Agent as the agent of such Secured Bank Party under this Agreement and the other Credit Documents and irrevocably authorizes the Administrative Agent, in such capacity, to take such action on its behalf under the provisions of this Agreement and the other Credit Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement and the other Credit Documents, together with such other powers as are reasonably incidental thereto. The provisions of this Section 12 (other than this Section 12.1 and Sections 12.9 and 12.12 with respect to the Borrower) are solely for the benefit of the Agents, the Joint Lead Arrangers and the other Secured Bank Parties, and the Borrower shall not have any rights as a third party beneficiary of such provision. Notwithstanding any provision to the contrary elsewhere in this Agreement, no Agent shall have any duties or responsibilities, except those expressly set forth herein or in any other Credit Document, any fiduciary relationship with any other Secured Bank Party or any agency or trust obligations with respect to any Credit Party, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Credit Document or otherwise exist against such Agent.
(b)    The Secured Bank Parties hereby irrevocably designate and appoint the Collateral Representative as the agent with respect to the Collateral, and each of the Secured Bank Parties hereby irrevocably authorizes the Collateral Representative, in such capacity, to take such action on its behalf under the provisions of this Agreement and the other Credit Documents and to exercise such powers and perform such duties as are expressly delegated to the Collateral Representative by the terms of this Agreement and the other Credit Documents, together with such other powers as are reasonably incidental thereto. In addition, the Secured Bank Parties hereby irrevocably designate and appoint the Collateral Agent as an additional agent with respect to the Collateral, and each Secured Bank Party hereby irrevocably authorizes the Collateral Agent, in such capacity, to take such action on its behalf under the provisions of this Agreement and the other Credit Documents and to exercise such powers and perform such duties as are expressly delegated to the Collateral Agent by the terms of this Agreement and the other Credit Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Collateral Agent shall have no duties or responsibilities except those expressly set forth herein or in any other Credit Document, any fiduciary relationship with any of the

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other Secured Bank Parties or any agency or trust obligations with respect to any Credit Party, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Credit Document or otherwise exist against the Collateral Agent.
(c)    Each of the Joint Lead Arrangers, in its capacity as such, shall not have any obligations, duties or responsibilities under this Agreement but shall be entitled to all benefits of this Section 12.
12.2.    Delegation of Duties. The Administrative Agent and the Collateral Agent may each execute any of its duties under this Agreement and the other Credit Documents by or through agents, sub-agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Neither the Administrative Agent nor the Collateral Agent shall be responsible for the negligence or misconduct of any agents, sub-agents or attorneys-in-fact selected by it in the absence of gross negligence or willful misconduct (as determined in the final non-appealable judgment of a court of competent jurisdiction).
12.3.    Exculpatory Provisions.
(a)    No Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (a) liable for any action lawfully taken or omitted to be taken by any of them under or in connection with this Agreement or any other Credit Document (except for its or such Person’s own gross negligence or willful misconduct, as determined in the final non-appealable judgment of a court of competent jurisdiction, in connection with its duties expressly set forth herein) or (b) responsible in any manner to any of the Lenders or any participant for any recitals, statements, representations or warranties made by any of Holdings, the Borrower, any other Guarantor, any other Credit Party or any officer thereof contained in this Agreement or any other Credit Document or in any certificate, report, statement or other document referred to or provided for in, or received by such Agent under or in connection with, this Agreement or any other Credit Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Credit Document, or the perfection or priority of any Lien or security interest created or purported to be created under the Security Documents, or for any failure of Holdings, the Borrower, any other Guarantor or any other Credit Party to perform its obligations hereunder or thereunder. No Agent shall be under any obligation to any other Secured Bank Party to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Credit Document, or to inspect the properties, books or records of any Credit Party or any Affiliate thereof.
(b)    Each Lender confirms to the Administrative Agent, the Collateral Agent, each other Lender and each of their respective Related Parties that it (i) possesses (individually or through its Related Parties) such knowledge and experience in financial and business matters that it is capable, without reliance on the Administrative Agent, the Collateral Agent, any other Lender or any of their respective Related Parties, of evaluating the merits and risks (including tax, legal, regulatory, credit, accounting and other financial matters) of (x) entering into this Agreement, (y) making Revolving Credit Loans and other extensions of credit hereunder and under the other Credit Documents and (z) in taking or not taking actions hereunder and thereunder, (ii) is financially able to bear such risks and (iii) has determined that entering into this Agreement and making Revolving Credit Loans and other extensions of credit hereunder and under the other Credit Documents is suitable and appropriate for it.
(c)    Each Lender acknowledges that (i) it is solely responsible for making its own independent appraisal and investigation of all risks arising under or in connection with this Agreement and the other Credit Documents, (ii) that it has, independently and without reliance upon the

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Administrative Agent, the Collateral Agent, any other Lender or any of their respective Related Parties, made its own appraisal and investigation of all risks associated with, and its own credit analysis and decision to enter into, this Agreement based on such documents and information, as it has deemed appropriate and (iii) it will, independently and without reliance upon the Administrative Agent, the Collateral Agent, any other Lender or any of their respective Related Parties, continue to be solely responsible for making its own appraisal and investigation of all risks arising under or in connection with, and its own credit analysis and decision to take or not take action under, this Agreement and the other Credit Documents based on such documents and information as it shall from time to time deem appropriate, which may include, in each case:
(i)    the financial condition, status and capitalization of the Borrower and each other Credit Party;
(ii)    the legality, validity, effectiveness, adequacy or enforceability of this Agreement and each other Credit Document and any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Credit Document;
(iii)    determining compliance or non-compliance with any condition hereunder to the making of a Revolving Credit Loan and the form and substance of all evidence delivered in connection with establishing the satisfaction of each such condition; and
(iv)    the adequacy, accuracy and/or completeness of any information delivered by the Administrative Agent, the Collateral Agent, any other Lender or by any of their respective Related Parties under or in connection with this Agreement or any other Credit Document, the transactions contemplated hereby and thereby or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Credit Document.
(d)    The Collateral Agent shall not be responsible for and makes no representation as to the existence, genuineness, value or protection of any Collateral, for the legality, effectiveness or sufficiency of any Security Document, or for the creation, perfection, priority, sufficiency or protection of any liens securing the Obligations.
(e)    For the avoidance of doubt, nothing herein shall require the Collateral Agent to file financing statements or continuation statements, or be responsible for maintaining the security interests purported to be created as described herein (except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder or under any other Credit Document) and such responsibility shall be solely that of the Credit Parties; it being understood that the parties hereto hereby agree that the Borrower shall have the authority to take all actions that it, in good faith, reasonably believes are necessary to maintain the perfection and priority of the security interests as required by the Credit Documents.
(f)    In no event shall the Collateral Agent be responsible or liable for special, indirect, punitive or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Collateral Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.
12.4.    Reliance by Agents. The Administrative Agent and the Collateral Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex, electronic mail, or teletype message, statement, order or other

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document or instruction believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including counsel to Holdings and/or the Borrower), independent accountants and other experts selected by the Administrative Agent or the Collateral Agent. The Administrative Agent may deem and treat the Lender specified in the Register with respect to any amount owing hereunder as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Administrative Agent. The Administrative Agent and the Collateral Agent and shall be fully justified in failing or refusing to take any action under this Agreement or any other Credit Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent and the Collateral Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Credit Documents in accordance with a request of the Required Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Revolving Credit Loans; provided that none of the Administrative Agent or the Collateral Agent shall be required to take any action that, in its opinion or in the opinion of its counsel, may expose it to liability or that is contrary to any Credit Document or Applicable Law. For purposes of determining compliance with the conditions specified in Sections 6 and 7 on the Closing Date, each Lender that has signed or authorized the signing of this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto.
12.5.    Notice of Default. Neither the Administrative Agent nor the Collateral Agent shall be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless an officer of the Administrative Agent or the Collateral Agent having direct responsibility for the administration of this Agreement, as applicable, has received notice from a Lender, Holdings or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a “notice of default”. In the event that the Administrative Agent or the Collateral Agent receives such a notice, it shall give notice thereof to the Lenders, the Collateral Representative and either the Administrative Agent or the Collateral Agent, as applicable. The Administrative Agent, the Collateral Agent and the Collateral Trustee shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders; provided that unless and until the Administrative Agent, the Collateral Agent or the Collateral Trustee, as applicable, shall have received such directions, the Administrative Agent, the Collateral Agent or the Collateral Trustee, as applicable, may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as is within its authority to take under this Agreement and otherwise as it shall deem advisable in the best interests of the Lenders except to the extent that this Agreement requires that such action be taken only with the approval of the Required Lenders or each of the Lenders, as applicable.
12.6.    Non-Reliance on Administrative Agent, Collateral Agent and Other Lenders. Each Lender expressly acknowledges that none of the Administrative Agent, the Collateral Agent or any of their respective officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Administrative Agent or the Collateral Agent hereinafter taken, including any review of the affairs of Holdings, the Borrower, any other Guarantor or any other Credit Party, shall be deemed to constitute any representation or warranty by the Administrative Agent or the Collateral Agent to any Lender. Each Lender represents to Administrative Agent and the Collateral Agent that it has, independently and without reliance upon the Administrative Agent, Collateral Agent or any other Lender, and based on such documents and information as it has

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deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of Holdings, the Borrower, each other Guarantor and each other Credit Party and made its own decision to make its Revolving Credit Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Administrative Agent, Collateral Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Credit Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of Holdings, the Borrower, each other Guarantor and each other Credit Party. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder, none of the Administrative Agent or the Collateral Agent shall have any duty or responsibility to provide any Lender with any credit or other information concerning the business, assets, operations, properties, financial condition, prospects or creditworthiness of Holdings, the Borrower, any other Guarantor or any other Credit Party that may come into the possession of the Administrative Agent, the Collateral Agent or any of their respective officers, directors, employees, agents, attorneys-in-fact or Affiliates.
12.7.    Indemnification. The Lenders agree to indemnify each Agent, each in its capacity as such (to the extent not reimbursed by the Credit Parties and without limiting the obligation of the Credit Parties to do so), ratably according to their respective portions of the Revolving Credit Exposure in effect on the date on which indemnification is sought (or, if indemnification is sought after the date upon which the Revolving Credit Commitments shall have terminated and the Revolving Credit Loans shall have been paid in full, ratably in accordance with their respective portions of the Revolving Credit Exposure in effect immediately prior to such date), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever that may at any time occur (including at any time following the payment of the Revolving Credit Loans) be imposed on, incurred by or asserted against such Agent, including all fees, disbursements and other charges of counsel to the extent required to be reimbursed by the Credit Parties pursuant to Section 13.5, in any way relating to or arising out of the Revolving Credit Commitments, this Agreement, any of the other Credit Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by such Agent under or in connection with any of the foregoing (SUBJECT TO THE PROVISO BELOW, WHETHER OR NOT CAUSED BY OR ARISING IN WHOLE OR IN PART, OUT OF THE COMPARATIVE, CONTRIBUTORY OR SOLE ORDINARY NEGLIGENCE OF THE INDEMNIFIED PERSON); provided that no Lender shall be liable to any Agent for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Agent’s gross negligence or willful misconduct as determined by a final non-appealable judgment of a court of competent jurisdiction; provided, further, that no action taken in accordance with the directions of the Required Lenders (or such other number or percentage of the Lenders as shall be required by the Credit Documents) shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section 12.7. In the case of any investigation, litigation or proceeding giving rise to any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever that may at any time occur, be imposed upon, incurred by or asserted against the Administrative Agent or the Collateral Agent in any way relating to or arising out of the Revolving Credit Commitments, this Agreement, any of the other Credit Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by such Agent under or in connection with any of the foregoing (including at any time following the payment of the Revolving Credit Loans), this Section 12.7 applies whether any such investigation, litigation or proceeding is brought by any Lender or any other Person. Without limitation of the foregoing, each Lender shall reimburse such Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including attorneys’ fees) incurred

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by such Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice rendered in respect of rights or responsibilities under, this Agreement, any other Credit Document, or any document contemplated by or referred to herein, to the extent that such Agent is not reimbursed for such expenses by or on behalf of the Borrower; provided that such reimbursement by the Lenders shall not affect the Borrower’s continuing reimbursement obligations with respect thereto. If any indemnity furnished to any Agent for any purpose shall, in the opinion of such Agent, be insufficient or become impaired, such Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished; provided in no event shall this sentence require any Lender to indemnify any Agent against any liability, obligation, loss, damage, penalty, action, judgment, suit, cost, expense or disbursement in excess of such Lender’s pro rata portion thereof; and provided further, this sentence shall not be deemed to require any Lender to indemnify any Agent against any liability, obligation, loss, damage, penalty, action, judgment, suit, cost, expense or disbursement resulting from such Agent’s gross negligence or willful misconduct (as determined by a final non-appealable judgment of court of competent jurisdiction). The agreements in this Section 12.7 shall survive the payment of the Revolving Credit Loans and all other amounts payable hereunder and the resignation or removal of any Agent.
12.8.    Agents in their Individual Capacities. Each Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with Holdings, the Borrower, any other Guarantor, and any other Credit Party as though such Agent were not an Agent hereunder and under the other Credit Documents. With respect to the Revolving Credit Loans made by it, each Agent shall have the same rights and powers under this Agreement and the other Credit Documents as any Lender and may exercise the same as though it were not an Agent, and the terms “Lender” and “Lenders” shall include each Agent in its individual capacity.
12.9.    Successor Agents. ~~(a)~~ Each of the Administrative Agent and Collateral Agent may resign at any time by notifying the other Agent, the Lenders and the Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, subject to the consent of the Borrower (not to be unreasonably withheld or delayed), to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Agent gives notice of its resignation, then the retiring Agent may (i) on behalf of the Lenders, appoint a successor Agent meeting the qualifications set forth above (including receipt of the Borrower’s consent) or (ii) petition a court of competent jurisdiction for the appointment of a successor; provided that if such Agent shall notify the Borrower and the Lenders that no qualifying Person (including as a result of the absence of consent of the Borrower) has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (x) the retiring Agent shall be discharged from its duties and obligations hereunder and under the other Credit Documents (except that in the case of any collateral security held by the Collateral Agent on behalf of the Secured Parties under any of the Credit Documents, the retiring Collateral Agent shall continue to hold such collateral security until such time as a successor Collateral Agent is appointed) and (y) all payments, communications and determinations provided to be made by, to or through such Agent shall instead be made by or to each Lender directly, until such time as the Required Lenders with (except after the occurrence and during the continuation of an Event of Default under Section 11.1 or 11.5) the consent of the Borrower (not to be unreasonably withheld) appoint successor Agents as provided for above in this paragraph. Upon the acceptance of a successor’s appointment as the Administrative Agent or Collateral Agent, as the case may be, hereunder, and upon the execution and filing or recording of such financing statements, or amendments thereto, and such amendments or supplements to the Mortgages, and such other instruments or notices, as may be necessary or desirable, or as the Required Lenders may request, in order to continue the perfection of the Liens granted or purported to be granted

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by the Security Documents, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Agent, and the retiring Agent shall be discharged from all of its duties and obligations hereunder or under the other Credit Documents (if not already discharged therefrom as provided above in this Section). The fees payable by the Borrower (following the effectiveness of such appointment) to such Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring Agent’s resignation hereunder and under the other Credit Documents, the provisions of this Section 12 (including Section 12.7) and Section 13.5 shall continue in effect for the benefit of such retiring Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Agent was acting as an Agent.
12.10.    Withholding Tax. To the extent required by any Applicable Law, the Administrative Agent may withhold from any interest payment to any Lender an amount equivalent to any applicable withholding Tax. If the Internal Revenue Service or any authority of the United States or other jurisdiction asserts a claim that the Administrative Agent did not properly withhold Tax from amounts paid to or for the account of any Lender ~~(~~for any reason (including because the appropriate ~~form~~documentation was not delivered, was not properly executed, or because such Lender failed to notify the Administrative Agent or of a change in circumstances that rendered the exemption from, or reduction of, withholding Tax ineffective, or for any other reason), such Lender shall indemnify the Administrative Agent (to the extent that the Administrative Agent has not already been reimbursed by the Borrower (solely to the extent required by this Agreement) and without limiting the obligation of the Borrower to do so) fully for all amounts paid, directly or indirectly, by the Administrative Agent as Tax or otherwise, including penalties and interest, together with all expenses incurred, including legal expenses, allocated staff costs and any out of pocket expenses. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under this Agreement and/or any other Credit Document against any amount due to the Administrative Agent under this Section 12.10. The agreements in this Section 12.10 shall survive the termination of this Agreement and the payment of the Revolving Credit Loans and all other amounts payable hereunder.
12.11.    Trust Indenture Act. In the event that Citibank, N.A. or any of its Affiliates shall be or become an indenture trustee under the Trust Indenture Act of 1939 (as amended, the “Trust Indenture Act”) in respect of any securities issued or guaranteed by any Credit Party, each Credit Party and each Lender agrees that any payment or property received in satisfaction of or in respect of any Obligation of such Credit Party hereunder or under any other Credit Document by or on behalf of Citibank, N.A., in its capacity as the Administrative Agent or the Collateral Agent for the benefit of any Lender or Secured Party under any Credit Document (other than Citibank, N.A. or an Affiliate of Citibank, N.A.) and which is applied in accordance with the Credit Documents shall be deemed to be exempt from the requirements of Section 311 of the Trust Indenture Act pursuant to Section 311(b)(3) of the Trust Indenture Act.
12.12.    Collateral Trust Agreement; Intercreditor Agreements; Security Documents; Guarantee. Each Secured Bank Party hereby irrevocably designates and appoints the Collateral Representative as the agent with respect to the Collateral, each Secured Bank Party hereby irrevocably authorizes the Collateral Representative, in such capacity, to take such action on its behalf under the provisions of this Agreement and the other Credit Documents and to exercise such powers and perform such duties as are expressly delegated to the Collateral Representative by the terms of this Agreement and the other Credit Documents, together with such other powers as are reasonably incidental thereto. Each of the Administrative Agent, the Collateral Agent and the Collateral Trustee is hereby authorized to enter into the Collateral Trust Agreement (and any applicable joinder thereto) and any other intercreditor agreement contemplated hereby, and the parties hereto acknowledge that the Collateral Trust Agreement (and any applicable joinder thereto) and any other intercreditor agreement to which the Collateral Agent,

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the Collateral Trustee and/or the Administrative Agent is a party are each binding upon them. Each Secured Bank Party (a) hereby agrees that it will be bound by and will take no actions contrary to the provisions of the Collateral Trust Agreement (and any applicable joinder thereto) and any such other intercreditor agreement and (b) hereby authorizes and instructs the Collateral Agent, the Collateral Trustee and the Administrative Agent to enter into any First Lien Intercreditor Agreement and any Junior Lien Intercreditor Agreement and to subject the Liens on the Collateral securing the Obligations to the provisions thereof. In addition, each Secured Bank Party hereby authorizes the Collateral Agent, the Collateral Trustee and the Administrative Agent to enter into (i) any amendments, supplements and joinders to the Collateral Trust Agreement and (ii) any other intercreditor arrangements, in the case of clauses (i) and (ii) to the extent required to give effect to the establishment of intercreditor rights and privileges as contemplated and required by Section 10.2 of this Agreement. The terms of Section 12.13(a) of the Senior Secured Credit Agreement are hereby incorporated herein, mutatis mutandis.
12.13.    Erroneous Payments.
(a)    If the Administrative Agent (x) notifies a Lender or Secured Bank Party, or any Person who has received funds on behalf of a Lender or Secured Bank Party (any such Lender, Secured Bank Party or other recipient other than a Credit Party (and each of their respective successors and assigns), a “Payment Recipient”) that the Administrative Agent has determined in its reasonable discretion (whether or not after receipt of any notice under immediately succeeding clause (b)) that any funds (as set forth in such notice from the Administrative Agent) received by such Payment Recipient from the Administrative Agent or any of its Affiliates were erroneously or mistakenly transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Lender, Secured Bank Party or other Payment Recipient on its behalf) (any such funds, whether transmitted or received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and (y) demands in writing the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of the Administrative Agent pending its return or repayment as contemplated below in this Section 12.13 and held in trust for the benefit of the Administrative Agent, and such Lender or Secured Bank Party shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than two (2) Business Days thereafter (or such later date as the Administrative Agent may, in its sole discretion, specify in writing), return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon (except to the extent waived in writing by the Administrative Agent) in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent in same day funds at the greater of the Overnight Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. A notice of the Administrative Agent to any Payment Recipient under this clause (a) shall be conclusive, absent manifest error.
(b)    Without limiting immediately preceding clause (a), each Lender, Secured Bank Party or any Person who has received funds on behalf of a Lender or Secured Bank Party (and each of their respective successors and assigns), agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in this Agreement or in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates), or (z)

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that such Lender or Secured Bank Party, or other such recipient, otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part), then in each such case:
(i)    it acknowledges and agrees that (A) in the case of immediately preceding clauses (x) or (y), an error and mistake shall be presumed to have been made (absent written confirmation from the Administrative Agent to the contrary) or (B) an error and mistake has been made (in the case of immediately preceding clause (z)), in each case, with respect to such payment, prepayment or repayment; and

(ii)    such Lender or Secured Bank Party shall (and shall cause any other recipient that receives funds on its respective behalf to) promptly (and, in all events, within one (1) Business Day of its knowledge of the occurrence of any of the circumstances described in immediately preceding clauses (x), (y) and (z)) notify the Administrative Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying the Administrative Agent pursuant to this Section 12.13(b).

For the avoidance of doubt, the failure to deliver a notice to the Administrative Agent pursuant to this Section 12.13(b) shall not have any effect on a Payment Recipient’s obligations pursuant to Section 12.13(a) or on whether or not an Erroneous Payment has been made.

(c)    Each Lender or Secured Bank Party hereby authorizes the Administrative Agent to set off, net and apply any and all amounts at any time owing to such Lender or Secured Bank Party under any Credit Document, or otherwise payable or distributable by the Administrative Agent to such Lender or Secured Bank Party under any Credit Document with respect to any payment of principal, interest, fees or other amounts, against any amount that the Administrative Agent has demanded to be returned under immediately preceding clause (a).
(d)    (i) In the event that an Erroneous Payment (or portion thereof) is not recovered by the Administrative Agent for any reason, after demand therefor in accordance with immediately preceding clause (a), from any Lender that has received such Erroneous Payment (or portion thereof) (and/or from any Payment Recipient who received such Erroneous Payment (or portion thereof) on its respective behalf) (such unrecovered amount, an “Erroneous Payment Return Deficiency”), upon the Administrative Agent’s notice to such Lender at any time, then effective immediately (with the consideration therefor being acknowledged by the parties hereto), (A) such Lender shall be deemed to have assigned its Revolving Credit Loans (but not its Revolving Credit Commitments) with respect to which such Erroneous Payment was made (the “Erroneous Payment Impacted Class”) in an amount equal to the Erroneous Payment Return Deficiency (or such lesser amount as the Administrative Agent may specify) (such assignment of the Revolving Credit Loans (but not Revolving Credit Commitments) of the Erroneous Payment Impacted Class, the “Erroneous Payment Deficiency Assignment”) (on a cashless basis and such amount calculated at par plus any accrued and unpaid interest (with the assignment fee to be waived by the Administrative Agent in such instance)), and is hereby (together with the Borrower) deemed to execute and deliver an Assignment and Acceptance (or, to the extent applicable, an agreement incorporating an Assignment and Acceptance by reference pursuant to a Platform as to which the Administrative Agent and such parties are participants) with respect to such Erroneous Payment Deficiency Assignment, and such Lender shall deliver any promissory notes evidencing such Revolving Credit Loans to the Borrower or the Administrative Agent (but the failure of such Person to deliver any such promissory notes shall not affect the effectiveness of the foregoing assignment), (B) the Administrative Agent as the assignee Lender shall be deemed to have acquired the

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Erroneous Payment Deficiency Assignment, (C) upon such deemed acquisition, the Administrative Agent as the assignee Lender shall become a Lender, as applicable, hereunder with respect to such Erroneous Payment Deficiency Assignment and the assigning Lender shall cease to be a Lender, as applicable, hereunder with respect to such Erroneous Payment Deficiency Assignment, excluding, for the avoidance of doubt, its obligations under the indemnification provisions of this Agreement and its applicable Revolving Credit Commitments which shall survive as to such assigning Lender, (D) the Administrative Agent and the Borrower shall each be deemed to have waived any consents required under this Agreement to any such Erroneous Payment Deficiency Assignment, and (E) the Administrative Agent will reflect in the Register its ownership interest in the Loans subject to the Erroneous Payment Deficiency Assignment. For the avoidance of doubt, no Erroneous Payment Deficiency Assignment will reduce the Revolving Credit Commitments of any Lender and such Revolving Credit Commitments shall remain available in accordance with the terms of this Agreement.
(ii)    Subject to Section 13.6 (but excluding, in all events, any assignment consent or approval requirements (whether from the Borrower or otherwise)), the Administrative Agent may, in its discretion, sell any Revolving Credit Loans acquired pursuant to an Erroneous Payment Deficiency Assignment and upon receipt of the proceeds of such sale, the Erroneous Payment Return Deficiency owing by the applicable Lender shall be reduced by the net proceeds of the sale of such Revolving Credit Loan (or portion thereof), and the Administrative Agent shall retain all other rights, remedies and claims against such Lender (and/or against any recipient that receives funds on its respective behalf). In addition, an Erroneous Payment Return Deficiency owing by the applicable Lender (x) shall be reduced by the proceeds of prepayments or repayments of principal and interest, or other distribution in respect of principal and interest, received by the Administrative Agent on or with respect to any such Revolving Credit Loans acquired from such Lender pursuant to an Erroneous Payment Deficiency Assignment (to the extent that any such Revolving Credit Loans are then owned by the Administrative Agent) and (y) may, in the sole discretion of the Administrative Agent, be reduced by any amount specified by the Administrative Agent in writing to the applicable Lender from time to time.
(e)    The parties hereto agree that (x) irrespective of whether the Administrative Agent may be equitably subrogated, in the event that an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient that has received such Erroneous Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights and interests of such Payment Recipient (and, in the case of any Payment Recipient who has received funds on behalf of a Lender or Secured Bank Party, to the rights and interests of such Lender or Secured Bank Party, as the case may be) under the Credit Documents with respect to such amount (the “Erroneous Payment Subrogation Rights”) (provided that the Credit Parties’ Obligations under the Credit Documents in respect of the Erroneous Payment Subrogation Rights shall not be duplicative of such Obligations in respect of Revolving Credit Loans that have been assigned to the Administrative Agent under an Erroneous Payment Deficiency Assignment) and (y) an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrower or any other Credit Party; provided that this Section 12.13(e) shall not be interpreted to increase (or accelerate the due date for), or have the effect of increasing (or accelerating the due date for), the Obligations of the Borrower relative to the amount (and/or timing for payment) of the Obligations that would have been payable had such Erroneous Payment not been made by the Administrative Agent; provided, further, that for the avoidance of doubt, immediately preceding clauses (x) and (y) shall not apply to the extent any such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from the Borrower for the purpose of making such Erroneous Payment.

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(f)    To the extent permitted by applicable law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payment received, including, without limitation, any defense based on “discharge for value” or any similar doctrine.
(g)    Each party’s obligations, agreements and waivers under this Section 12.13 shall survive the resignation or replacement of the Administrative Agent, any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the Commitments and/or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Credit Document.
12.14.    Certain ERISA Matters.
(a)    Each Lender represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a party hereto to the date such Person ceases being a party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Credit Party, that at least one of the following is and will be true:
(i)    such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plan Investors with respect to such Person’s entrance into, participation in, administration of and performance of the Revolving Credit Loans, the Revolving Credit Commitments or this Agreement,
(ii)    the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Person’s entrance into, participation in, administration of and performance of the Revolving Credit Loans, the Revolving Credit Commitments or this Agreement,
(iii)    (A) such Person is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Person to enter into, participate in, administer and perform the Revolving Loans, the Revolving Commitments or this Agreement, (C) the entrance into, participation in, administration of and performance of the Revolving Loans, the Revolving Commitments or this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Person, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Person’s entrance into, participation in, administration of and performance of the Revolving Credit Loans, the Revolving Credit Commitments or this Agreement, or
(iv)    such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.
(b)    In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and

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covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Credit Party, that the Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Revolving Credit Loans, the Revolving Credit Commitments or this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Credit Documents or any documents related hereto or thereto).
SECTION 13.    Miscellaneous.
13.1.    Amendments, Waivers and Releases. Neither this Agreement nor any other Credit Document, nor any terms hereof or thereof, may be amended, supplemented or modified except in accordance with the provisions of this Section 13.1. The Required Lenders may, or, with the written consent of the Required Lenders, the Administrative Agent and/or the Collateral Agent may, from time to time, (a) enter into with the relevant Credit Party or Credit Parties written amendments, supplements or modifications hereto and to the other Credit Documents for the purpose of adding any provisions to this Agreement or the other Credit Documents or changing in any manner the rights of the Lenders or of the Credit Parties hereunder or thereunder or (b) waive in writing, on such terms and conditions as the Required Lenders or the Administrative Agent and/or Collateral Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement or the other Credit Documents or any Default or Event of Default and its consequences; provided, however, that each such waiver and each such amendment, supplement or modification shall be effective only in the specific instance and for the specific purpose for which given; and provided, further, that no such waiver and no such amendment, supplement or modification shall:
(i)    forgive or reduce any portion of any Revolving Credit Loan or extend the final scheduled maturity date of any Revolving Credit Loan or reduce the stated rate, or forgive any portion, or extend the date for the payment, of any interest or Fee payable hereunder (other than as a result of waiving the applicability of any post-default increase in interest rates), or extend the final expiration date of any Lender’s Revolving Credit Commitment, or increase the aggregate amount of the Revolving Credit Commitments of any Lender, in each case without the written consent of each Lender directly and adversely affected thereby; provided that, in each case for purposes of this clause (i), a waiver of any condition precedent in Section 6 or Section 7 of this Agreement, the waiver of any Default, Event of Default, default interest, mandatory prepayment or reductions, any modification, waiver or amendment to the financial definitions or financial ratios or any component thereof or the waiver of any other covenant shall not constitute an increase of any Revolving Credit Commitment of a Lender, a reduction or forgiveness of any portion of any Revolving Credit Loan or in the interest rates or the fees or premiums or a postponement of any date scheduled for the payment of principal or interest or an extension of the final maturity of any Revolving Credit Loan, or the scheduled termination date of any Revolving Credit Commitment; or
(ii)    amend, modify or waive any provision of this Section 13.1 or reduce the percentages specified in the definition of the term “Required Lenders”, consent to the assignment or transfer by Holdings or the Borrower of their respective rights and obligations under any Credit Document to which it is a party (except as permitted pursuant to Section 10.3) or Section 11.12 or Section 3.4 of the Collateral Trust Agreement, in each case without the written consent of each Lender directly and adversely affected thereby, or
(iii)    amend, modify or waive any provision of Section 12 without the written consent of the then-current Administrative Agent and Collateral Agent or any other former or current Agent to whom Section 12 then applies in a manner that directly and adversely affects such Person, or
(iv)    amend, modify or waive the definition of the term “Borrowing Base” or any component definition used therein (including, for the avoidance of doubt, any change to the Deemed Hedge Portfolio) if, as a result thereof, the amounts available to be borrowed by the Borrower would be increased without the written consent of the Supermajority Lenders, or

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(v)    release all or substantially all of the value of the Guarantors under the Guarantee (except as expressly permitted by the Guarantee or this Agreement) or, subject to the Collateral Trust Agreement, release all or substantially all of the Collateral under the Security Documents (except as expressly permitted by the Security Documents or this Agreement), in either case without the prior written consent of each Lender.
Any such waiver and any such amendment, supplement or modification shall apply equally to each of the affected Lenders and shall be binding upon Holdings, the Borrower, the applicable Credit Parties, such Lenders, the Administrative Agent and all future holders of the affected Revolving Credit Loans.
In the case of any waiver, Holdings, the Borrower, the applicable Credit Parties, the Lenders, the Administrative Agent shall be restored to their former positions and rights hereunder and under the other Credit Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing, it being understood that no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon. In connection with the foregoing provisions, the Administrative Agent may, but shall have no obligations to, with the concurrence of any Lender, execute amendments, modifications, waivers or consents on behalf of such Lender.
Notwithstanding anything to the contrary herein, it is understood and agreed that, so long as each Lender is also a lender under the Senior Secured Credit Agreement and each Lender has agreed to an amendment to the Senior Secured Credit Agreement pursuant to Section 9.1 thereof, such amendment shall automatically be deemed to apply to this Agreement, mutatis mutandis.
Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, modification, supplement, waiver or consent hereunder, except that the Revolving Credit Commitment of such Lender may not be increased or extended without the consent of such Lender (it being understood that any Revolving Credit Commitments or Revolving Credit Loans held or deemed held by any Defaulting Lender shall be excluded for a vote of the Lenders hereunder requiring any consent of the Lenders, except as expressly provided for by this Agreement).
The Lenders hereby irrevocably agree that the Liens granted to the Collateral Representative by the Credit Parties on any Collateral shall be automatically released (and the Collateral Agent shall instruct the Collateral Representative to release), subject to the Collateral Trust Agreement, (i) in full, upon the termination of this Agreement and the payment of all Obligations hereunder (other than Contingent Obligations), (ii) upon the sale or other disposition of such Collateral (including as part of or in connection with any other sale or other disposition permitted hereunder) to any Person other than another Credit Party, to the extent such sale or other disposition is made in compliance with the terms of

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this Agreement (and the Collateral Agent may rely conclusively on a certificate to that effect provided to it by any Credit Party upon its reasonable request without further inquiry), (iii) to the extent such Collateral is comprised of property leased to a Credit Party, upon termination or expiration of such lease, (iv) if the release of such Lien is approved, authorized or ratified in writing by the Required Lenders (or such other percentage of the Lenders whose consent may be required in accordance with this Section 13.1), (v) to the extent the property constituting such Collateral is owned by any Guarantor, upon the release of such Guarantor from its obligations under the Guarantee (in accordance with the following sentence), (vi) as required to effect any sale or other disposition of Collateral in connection with any exercise of remedies of the Collateral Representative pursuant to the Security Documents, (vii) if such assets constitute Excluded Collateral and (viii) in full as provided by (and in accordance with and subject to) Section 9.17. Any such release shall not in any manner discharge, affect or impair the Obligations or any Liens (other than those being released) upon (or obligations (other than those being released) of the Credit Parties in respect of) all interests retained by the Credit Parties, including the proceeds of any sale, all of which shall continue to constitute part of the Collateral except to the extent otherwise released in accordance with the provisions of the Credit Documents. Additionally, the Lenders hereby irrevocably agree that the Subsidiary Guarantors shall be automatically released from the Guarantee upon consummation of any transaction resulting in such Subsidiary ceasing to constitute a Restricted Subsidiary or upon becoming an Excluded Subsidiary; provided that the release of any Guarantor from its obligations under this Agreement if such Guarantor becomes an Excluded Subsidiary of the type described in clause (b) of the definition thereof shall only be permitted if at the time such Guarantor becomes an Excluded Subsidiary of such type after giving pro forma effect to such release and the consummation of the transaction that causes such Person to be an Excluded Subsidiary of such type, the Borrower is deemed to have made a new Investment in such Person for purposes of Section 10.5 (as if such Person were then newly acquired) and such Investment is permitted pursuant to Section 10.5 (other than Section 10.5(d) of the Senior Secured Credit Agreement) at such time. The Lenders hereby authorize the Administrative Agent, the Collateral Agent and the Collateral Trustee, as applicable, and the Administrative Agent and the Collateral Agent agree to (and agree to instruct the Collateral Trustee to), execute and deliver any instruments, documents, and agreements necessary or desirable or reasonably requested by the Borrower to evidence and confirm the release of any Guarantor or Collateral pursuant to the foregoing provisions of this paragraph, all without the further consent or joinder of any Lender.

        Notwithstanding anything herein to the contrary, the Credit Documents may be amended to (i) add syndication or documentation agents and make customary changes and references related thereto and (ii) if applicable, add or modify “parallel debt” language in any jurisdiction in favor of the Collateral Agent or Collateral Trustee or add Collateral Agents, in each case under clauses (i) and (ii), with the consent of only the Borrower and the Administrative Agent, and in the case of clause (ii), the Collateral Agent.
Notwithstanding anything in this Agreement (including, without limitation, this Section 13.1) or any other Credit Document to the contrary, (i) this Agreement and the other Credit Documents may be amended by the Administrative Agent as set forth in Section 2.10 (including to implement any Benchmark Replacement Conforming Changes) without the consent of any other Person; (ii) no Lender consent is required to effect any amendment or supplement to the Collateral Trust Agreement (and the Administrative Agent shall instruct the Collateral Representative to effect such amendment or supplement) or other intercreditor agreement permitted under this Agreement that is for the purpose of adding the holders of any Indebtedness as expressly contemplated by the terms of the Collateral Trust Agreement or such other intercreditor agreement permitted under this Agreement, as applicable (it being understood that any such amendment or supplement may make such other changes to the Collateral Trust Agreement or applicable intercreditor agreement as, in the good faith determination of the Administrative Agent in consultation with the Borrower, are required to effectuate the foregoing; provided that such other changes are not adverse, in any material respect, to the interests of the Lenders taken as a whole);

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provided, further, that no such agreement shall amend, modify or otherwise directly and adversely affect the rights or duties of the Administrative Agent or the Collateral Agent hereunder or under any other Credit Document without the prior written consent of the Administrative Agent or Collateral Agent, as applicable; (iii) any provision of this Agreement or any other Credit Document (including, for the avoidance of doubt, any exhibit, schedule or other attachment to any Credit Document) may be amended by an agreement in writing entered into by the Borrower and the Administrative Agent (or, if applicable, the Collateral Representative, at the direction of the Administrative Agent) to (x) cure any ambiguity, omission, mistake, defect or inconsistency (as reasonably determined by the Administrative Agent and the Borrower) and (y) effect administrative changes of a technical or immaterial nature (as reasonably determined by the Administrative Agent and the Borrower); (iv) guarantees, collateral documents and related documents executed by the Credit Parties in connection with this Agreement may be in a form reasonably determined by the Administrative Agent and may be, together with any other Credit Document, entered into, amended, supplemented or waived, without the consent of any other Person, by the applicable Credit Party or Credit Parties and the Administrative Agent or the Collateral Agent in its or their respective sole discretion if applicable (or the Collateral Representative, at the direction of the Administrative Agent), (A) to effect the granting, perfection, protection, expansion or enhancement of any security interest in any Collateral or additional property to become Collateral for the benefit of the Secured Bank Parties, (B) as required by local law or advice of counsel to give effect to, or protect any security interest for the benefit of the Secured Bank Parties, in any property or so that the security interests therein comply with applicable requirements of law, (C) to cure ambiguities, omissions, mistakes or defects (as reasonably determined by the Administrative Agent and the Borrower) or to cause such guarantee, collateral security document or other document to be consistent with this Agreement and the other Credit Documents or (D) to provide for the termination of the Collateral Trust Agreement and related arrangements (including the continuation of the Liens securing the Obligations); and (v) the Credit Parties, the Collateral Agent and Collateral Representative, without the consent of any other Secured Bank Party, shall be permitted to enter into amendments and/or supplements to the Collateral Trust Agreement and any Security Documents in order to (i) include customary provisions permitting the Collateral Representative to appoint sub-collateral agents or representatives to act with respect to Collateral matters thereunder in its stead and (ii) expand the indemnification provisions contained therein to provide that holders of Additional First Lien Debt (as defined in the Collateral Trust Agreement) indemnify the Collateral Agent, in its capacity as Controlling Priority Lien Representative (as defined in the Collateral Trust Agreement), if applicable, and/or the Collateral Trustee, on a pro rata basis with the Lenders.
Notwithstanding anything in this Agreement or any Security Document to the contrary, the Administrative Agent may, in its sole discretion, grant extensions of time (and direct the Collateral Representative to grant such extensions) for the satisfaction of any of the requirements under Sections 9.11, 9.12 and 9.14 or any Security Documents in respect of any particular Collateral or any particular Subsidiary if it determines that the satisfaction thereof with respect to such Collateral or such Subsidiary cannot be accomplished without undue expense or unreasonable effort or due to factors beyond the control of Holdings, the Borrower and the Restricted Subsidiaries by the time or times at which it would otherwise be required to be satisfied under this Agreement or any Security Document.
13.2.    Notices. Unless otherwise expressly provided herein, all notices and other communications provided for hereunder or under any other Credit Document shall be in writing (including by facsimile or other electronic transmission). All such written notices shall be mailed, faxed or delivered to the applicable address, facsimile number or electronic mail address, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:

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(a)    if to Holdings, the Borrower, the Administrative Agent or the Collateral Agent, to the address, facsimile number, electronic mail address or telephone number specified for such Person on Schedule 13.2 or to such other address, facsimile number, electronic mail address or telephone number as shall be designated by such party in a notice to the other parties; and
(b)    if to any other Lender, to the address, facsimile number, electronic mail address or telephone number specified in its Administrative Questionnaire or to such other address, facsimile number, electronic mail address or telephone number as shall be designated by such party in a notice to Holdings, the Borrower, the Administrative Agent and the Collateral Agent.
All such notices and other communications shall be deemed to be given or made upon the earlier to occur of (i) actual receipt by the relevant party hereto and (ii) (A) if delivered by hand or by courier, when signed for by or on behalf of the relevant party hereto; (B) if delivered by mail, three (3) Business Days after deposit in the mails, postage prepaid; (C) if delivered by facsimile, when sent and receipt has been confirmed by telephone; and (D) if delivered by electronic mail, when delivered; provided that notices and other communications to the Administrative Agent or the Lenders pursuant to Sections 2.3, 2.6, 2.9, 4.2 and 5.1 shall not be effective until received.
13.3.    No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Administrative Agent, the Collateral Agent, the Collateral Trustee or any Lender, any right, remedy, power or privilege hereunder or under the other Credit Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.
13.4.    Survival of Representations and Warranties. All representations and warranties made hereunder, in the other Credit Documents and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the making of the Revolving Credit Loans hereunder.
13.5.    Payment of Expenses; Indemnification. The Borrower agrees, within thirty (30) days after written demand therefor (including documentation reasonably supporting such request), or, in the case of expenses of the type described in clause (a) below incurred prior to the Closing Date, on the Closing Date, (a) to pay or reimburse the Agents and the Joint Lead Arrangers and their permitted successors and assigns for all their reasonable and documented out-of-pocket costs and expenses incurred (i) in connection with the syndication, preparation, execution, delivery, negotiation and administration of this Agreement and the other Credit Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including the reasonable and documented fees, disbursements and other charges of White & Case LLP, and (ii) upon the occurrence and during the continuation of an Event of Default, in connection with the enforcement or preservation of any rights under this Agreement, the other Credit Documents and any such other documents, including the reasonable and documented out-of-pocket fees, disbursements and other charges of Advisors (limited, in the case of Advisors, as set forth in the definition thereof), (b) to pay, indemnify, and hold harmless each Lender and each Agent from, any and all recording and filing fees and (c) to pay, indemnify, and hold harmless each Lender and each Agent and their respective Affiliates, directors, officers, partners, employees and agents (other than, in each case, Excluded Affiliates) from and against any and all other liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (whether or not any Agent, any Lender or any other such indemnified Person is a party to any action or proceeding out of which any such expenses arise or such matter is initiated by a third party or by the

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Borrower or any Affiliate thereof), including reasonable and documented out-of-pocket fees, disbursements and other charges of Advisors related to the Transactions or, with respect to the execution, delivery, enforcement, performance and administration of this Agreement, the other Credit Documents and any such other documents, including, any of the foregoing relating to the violation of, noncompliance with or liability under, any Environmental Law (other than by such indemnified person or any of its Related Parties (other than trustees and advisors)) or to any actual or alleged presence, release or threatened release into the environment of Hazardous Materials attributable to the operations of Holdings, the Borrower, any of the Borrower’s Subsidiaries or any of the Real Estate (all the foregoing in this clause (c), collectively, the “indemnified liabilities”) (SUBJECT TO THE PROVISO BELOW, WHETHER OR NOT CAUSED BY OR ARISING IN WHOLE OR IN PART, OUT OF THE COMPARATIVE, CONTRIBUTORY OR SOLE ORDINARY NEGLIGENCE OF THE INDEMNIFIED PERSON); provided that neither the Borrower nor any other Credit Party shall have any obligation hereunder to any Agent or any Lender or any of their respective Related Parties with respect to indemnified liabilities to the extent they result from (A) the gross negligence, bad faith or willful misconduct of such indemnified Person or any of its Related Parties as determined by a final non-appealable judgment of a court of competent jurisdiction, (B) a material breach of the obligations of such indemnified Person or any of its Related Parties under the Credit Documents as determined by a final non-appealable judgment of a court of competent jurisdiction, (C) disputes not involving an act or omission of Holdings, the Borrower or any other Credit Party and that is brought by an indemnified Person against any other indemnified Person, other than any claims against any indemnified Person in its capacity or in fulfilling its role as an Agent or any similar role under the Credit Documents, (D) such indemnified Person’s capacity as a financial advisor of Holdings, the Borrower or its Subsidiaries in connection with the Transactions, (E) such indemnified Person’s capacity as a co-investor in any potential acquisition of ~~the~~ Holdings, the Borrower or its Subsidiaries or (F) any settlement effected without the Borrower’s prior written consent, but if settled with the Borrower’s prior written consent (not to be unreasonably withheld, delayed, conditioned or denied) or if there is a final non-appealable judgment against an indemnified Person in any such proceeding, the Borrower will indemnify and hold harmless such indemnified Person from and against any and all losses, claims, damages, liabilities and expenses by reason of such settlement or judgment in accordance with this Section 13.5. All amounts payable under this Section 13.5 shall be paid within 30 days of receipt by the Borrower of an invoice relating thereto setting forth such expense in reasonable detail. The agreements in this Section 13.5 shall survive repayment of the Revolving Credit Loans and all other amounts payable hereunder.
No Credit Party nor any indemnified Person or their respective Affiliates or the respective directors, officers, employees, advisors and agents of the foregoing shall have any liability for any special, punitive, indirect or consequential damages resulting from this Agreement or any other Credit Document or arising out of its activities in connection herewith or therewith (whether before or after the Closing Date) (except, in the case of the Borrower’s obligation hereunder to indemnify and hold harmless the indemnified Person, to the extent any indemnified Person is found liable for special, punitive, indirect or consequential damages to a third party). No Credit Party nor any indemnified Persons or their respective Affiliates or the respective directors, officers, employees, advisors and agents of the foregoing shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Credit Documents or the transactions contemplated hereby or thereby, except to the extent that such damages have resulted from the willful misconduct, bad faith or gross negligence of any Credit Party or indemnified Person, as applicable, or any of ~~its~~their respective Related Parties (as determined by a final non-appealable judgment of a court of competent jurisdiction). This Section 13.5 shall not apply to Taxes.
Each indemnified Person, by its acceptance of the benefits of this Section 13.5, agrees to refund and return any and all amounts paid by the Borrower (or on its behalf) to it if, pursuant to

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limitations on indemnification set forth in this Section 13.5, such indemnified Person was not entitled to receipt of such amounts.
13.6.    Successors and Assigns; Participations and Assignments.
(a)    The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that (i) except as expressly permitted by Section 10.3, neither Holdings nor the Borrower may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender (and any attempted assignment or transfer by Holdings or the Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section 13.6. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants (to the extent provided in clause (c) of this Section 13.6), to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Collateral Agent and the Lenders and each other Person entitled to indemnification under Section 12.7) any legal or equitable right, remedy or claim under or by reason of this Agreement.
(b)    (i) Subject to the conditions set forth in clause (b)(ii) and (h) below, any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Revolving Credit Commitments and the Revolving Credit Loans at the time owing to it) with the prior written consent (such consent not be unreasonably withheld or delayed; it being understood that, without limitation, the Borrower shall have the right to withhold or delay its consent to any assignment if in order for such assignment to comply with Applicable Law, the Borrower would be required to obtain the consent of, or make any filing or registration with, any Governmental Authority) of:
(A)    the Borrower; provided that no consent of the Borrower shall be required for an assignment (1) to a Revolving Credit Lender or to an Affiliate of a Revolving Credit Lender so long as such Affiliate has a combined capital and surplus of not less than the greater of (x) $100,000,000 and (y) an amount equal to twice the amount of Revolving Credit Commitments to be held by such assignee after giving effect to such assignment, (2) if a Specified Default has occurred and is continuing with respect to the Borrower, to any other assignee or (3) to the Administrative Agent in accordance with the terms of Section 12.13; and
(B)    the Administrative Agent.
Notwithstanding the foregoing, no such assignment shall be made to (x) a natural person or (y) a Disqualified Institution, and any attempted assignment to a Disqualified Institution after the applicable Person became a Disqualified Institution shall be null and void. For the avoidance of doubt, (i) the Administrative Agent shall have no obligation with respect to, and shall bear no responsibility or liability for, the monitoring or enforcing of the list of Persons who are Disqualified Institutions (or any provisions relating thereto) at any time and (ii) the Administrative Agent may share a list of Persons who are Disqualified Institutions with any Lender upon request.
(ii)    Assignments shall be subject to the following additional conditions:

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(A)    except (i) in the case of an assignment to a Revolving Credit Lender, an Affiliate of a Revolving Credit Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Revolving Credit Lender’s Revolving Credit Commitment or Revolving Credit Loans or (ii) an assignment to a Federal Reserve Bank or any central bank, the amount of the Revolving Credit Commitment or Revolving Credit Loans of the assigning Revolving Credit Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent), shall not be less than, $5,000,000, unless each of the Borrower and the Administrative Agent otherwise consents (which consents shall not be unreasonably withheld or delayed); provided that no such consent of the Borrower shall be required if a Specified Default has occurred and is continuing with respect to Holdings or the Borrower; provided, further, that contemporaneous assignments to a single assignee made by Affiliates of Lenders and related Approved Funds shall be aggregated for purposes of meeting the minimum assignment amount requirements stated above;
(B)    each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement;
(C)    The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee in the amount of $3,500; provided that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment; and
(D)    the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an administrative questionnaire in a form approved by the Administrative Agent (the “Administrative Questionnaire”).
(iii)    Subject to acceptance and recording thereof pursuant to clause (b)(iv) of this Section 13.6, from and after the effective date specified in each Assignment and Acceptance, the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.10, 2.11, 5.4 and 13.5). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 13.6 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with clause (c) of this Section 13.6 (other than attempted assignments or transfers to Disqualified Institutions, which shall be null and void as provided above).
(iv)    The Administrative Agent, acting solely for this purpose as ~~an~~a non-fiduciary agent of the Borrower, shall maintain at the Administrative Agent’s Office a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Revolving Credit Commitments of, and principal amount (and stated interest) of the Revolving Credit Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). Further, each Register shall contain the name and

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address of the Administrative Agent and the lending office through which each such Person acts under this Agreement. The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent, the Collateral Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by Holdings, the Borrower, the Collateral Agent and any Lender (solely with respect to itself), at any reasonable time and from time to time upon reasonable prior notice.
(v)    Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, the assignee’s completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in clause (b) of this Section 13.6 (unless waived) and any written consent to such assignment required by clause (b) of this Section 13.6, the Administrative Agent shall accept such Assignment and Acceptance and record the information contained therein in the Register.
(c)    (i)Any Lender may, without the consent of (or notice to) Holdings, the Borrower or the Administrative Agent, sell participations to one or more banks or other entities that are not Disqualified Institutions (each, a “Participant”) (and any such attempted sales to Disqualified Institutions after such Person became a Disqualified Institution shall be null and void) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Revolving Credit Commitments and the Revolving Credit Loans owing to it); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and (C) Holdings, the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. For the avoidance of doubt, the Administrative Agent shall have no obligation with respect to, and shall bear no responsibility or liability for, the monitoring or enforcing of the list of Disqualified Institutions ~~Lenders~~ with respect to the sales of participations at any time. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement or any other Credit Document; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any consent, amendment, modification, supplement or waiver described in clauses (i) or (vii) of the second proviso of the first paragraph of Section 13.1 that directly and adversely affects such Participant. Subject to clause (c)(ii) of this Section 13.6, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.10, 2.11 and 5.4 to the same extent as if it were a Lender (it being understood that the documentation required under Sections 5.4(d), (e), (i) and (j) shall be delivered to the participating Lender), and provided that such Participant agrees to be subject to the requirements of those Sections, including the requirements of Sections 5.4(d), (e), (i) and (j) as though it were a Lender and had acquired its interest by assignment pursuant to clause (b) of this Section 13.6. To the extent permitted by Applicable Law, each Participant also shall be entitled to the benefits of Section 13.8(b) as though it were a Lender; provided such Participant agrees to be subject to Section 13.8(a) as though it were a Lender.
(ii)    A Participant shall not be entitled to receive any greater payment under Section 2.10, 2.11, or 5.4 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent (which consent shall not be unreasonably withheld or delayed).

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(iii)    Each Lender that sells a participation to a Participant or grants an interest in a Loan to an SPV in accordance with Section 13.6(g) shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each ~~participant~~Participant and SPV and the principal amounts ~~of each participant’s~~and stated interest of each Participant’s and SPV’s interest in the Revolving Credit Loans (or other rights or obligations) held by it (the “Participant Register”). The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such ~~Revolving Credit Loan or other obligation hereunder as the owner thereof~~participation for all purposes of this Agreement notwithstanding any notice to the contrary. No Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or SPV or any information relating to a Participant’s or an SPV’s interest in any commitments, loans or its other obligations under any Credit Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations or Section 1.163-5(b) of the United States Proposed Treasury Regulations (or, in each case, any amended or successor version). This Section shall be construed so that the Revolving Credit Loans are at all times maintained in “registered form” within the meaning of Sections 163(f), 871(h)(2) and 881(c)(2) of the Code~~.~~, and Section 5f.103-1(c) of the United States Treasury Regulations or Section 1.163-5(b) of the United States Proposed Treasury Regulations (or, in each case, any amended or successor version).
(d)    Any Lender may, without the consent of (or notice to) Holdings, the Borrower or the Administrative Agent, at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank or any central bank, and this Section 13.6 shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. In order to facilitate such pledge or assignment or for any other reason, the Borrower hereby agrees that, promptly following the reasonable request of any Lender at any time and from time to time after ~~any~~the Borrower has made its initial borrowing hereunder, the Borrower shall provide to such Lender, at the Borrower’s own expense, a promissory note, substantially in the form of Exhibit D, evidencing the Revolving Credit Loans owing to such Lender.
(e)    Subject to Section 13.16, the Borrower authorizes each Lender to disclose (other than to any Disqualified Institutions) to any Participant, secured creditor of such Lender or assignee (each, a “Transferee”), any prospective Transferee and any prospective direct or indirect contractual counterparties to any swap or derivative transactions to be entered into in connection with or relating to Revolving Credit Loans made hereunder any and all financial information in such Lender’s possession concerning the Borrower and its Affiliates that has been delivered to such Lender by or on behalf of the Borrower and its Affiliates pursuant to this Agreement or that has been delivered to such Lender by or on behalf of the Borrower and its Affiliates in connection with such Lender’s credit evaluation of the Borrower and its Affiliates prior to becoming a party to this Agreement.
(f)    The words “execution,” “signed,” “signature,” and words of like import in any Assignment and Acceptance shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in

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Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
(g)    SPV Lender. Notwithstanding anything to the contrary contained herein, any Lender (a “Granting Lender”) may grant to a special purpose funding vehicle (~~a~~an “SPV”), identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Borrower, the option to provide to the Borrower all or any part of any Revolving Credit Loan that such Granting Lender would otherwise be obligated to make the Borrower pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPV to make any Revolving Credit Loan and (ii) if an SPV elects not to exercise such option or otherwise fails to provide all or any part of such Revolving Credit Loan, the Granting Lender shall be obligated to make such Revolving Credit Loan pursuant to the terms hereof. The making of a Revolving Credit Loan by an SPV hereunder shall utilize the Revolving Credit Commitment of the Granting Lender to the same extent, and as if, such Revolving Credit Loan were made by such Granting Lender. Each party hereto hereby agrees that no SPV shall be liable for any indemnity or similar payment obligation under this Agreement (all liability for which shall remain with the Granting Lender). In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior indebtedness of any SPV, it shall not institute against, or join any other person in instituting against, such SPV any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under the laws of the United States or any State thereof. In addition, notwithstanding anything to the contrary contained in this Section 13.6, any SPV may (i) with notice to, but without the prior written consent of, the Borrower and the Administrative Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Revolving Credit Loans to the Granting Lender or to any financial institutions (consented to by the Borrower and Administrative Agent) providing liquidity and/or credit support to or for the account of such SPV to support the funding or maintenance of Revolving Credit Loans and (ii) disclose on a confidential basis any non-public information relating to its Revolving Credit Loans to any rating agency, commercial paper dealer or provider of any surety, guarantee or credit or liquidity enhancement to such SPV. This Section 13.6(g) may not be amended without the written consent of the SPV. Notwithstanding anything to the contrary in this Agreement, (x) no SPV shall be entitled to any greater rights under Sections 2.10, 2.11, and 5.4 than its Granting Lender would have been entitled to absent the use of such SPV and (y) each SPV agrees to be subject to the requirements of Sections 2.10, 2.11, and 5.4 as though it were a Lender and has acquired its interest by assignment pursuant to clause (b) of this Section 13.6.
13.7.    Replacements of Lenders under Certain Circumstances.
(a)    The Borrower shall be permitted to (x) to replace any Lender with a replacement bank or other financial institution or (y) terminate the Revolving Credit Commitment of such Lender, and repay all Obligations of the Borrower due and owing to such Lender relating to the Revolving Credit Loans and participations held by such Lender as of such termination date, in each case, that (a) requests reimbursement for amounts owing pursuant to Section 2.10 or 5.4, (b) is affected in the manner described in Section 2.10(a)(iii) and as a result thereof any of the actions described in such Section is required to be taken or (c) becomes a Defaulting Lender; provided that, solely in the case of the foregoing clause (x), (i) ~~no Specified Default shall have occurred and be continuing at the time of such replacement, (ii)~~ the Borrower shall repay (or the replacement bank or institution shall purchase, at par) all Revolving Credit Loans and other amounts (other than any disputed amounts), pursuant to Section 2.10, 2.11 or 5.4, (as the case may be) owing to such replaced Lender prior to the date of replacement, (~~iii~~ii) the replacement bank or institution, if not already a Lender, and the terms and conditions of such replacement, shall be reasonably satisfactory to the Administrative Agent

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(solely to the extent such consent would be required under Section 13.6), (~~iv~~iii) the replaced Lender shall be obligated to make such replacement in accordance with the provisions of Section 13.6 (provided that the Borrower shall be obligated to pay the registration and processing fee referred to therein unless otherwise agreed) and (~~v~~iv) any such replacement shall not be deemed to be a waiver of any rights that the Borrower, the Administrative Agent or any other Lender shall have against the replaced Lender.
(b)    If any Lender (such Lender, a “Non-Consenting Lender”) has failed to consent to a proposed amendment, modification, supplement, waiver, discharge or termination that pursuant to the terms of Section 13.1 requires the consent of either (i) all of the Revolving Credit Lenders directly and adversely affected or (ii) all of the Revolving Credit Lenders, and, in each case, with respect to which the Required Lenders or a majority (in principal amount) of the directly and adversely affected Revolving Credit Lenders shall, in each such case, have granted their consent, then ~~provided no Event of Default then exists,~~ the Borrower shall have the right (unless such Non-Consenting Lender grants such consent) to (x) replace such Non-Consenting Lender by requiring such Non-Consenting Lender to assign its Revolving Credit Loans and its Revolving Credit Commitments hereunder to one or more assignees reasonably acceptable to the Administrative Agent (to the extent such consent would be required under Section 13.6) or (y) terminate the Revolving Credit Commitment of such Lender, and repay all Obligations of the Borrower due and owing to such Lender relating to the Revolving Credit Loans and participations held by such Lender as of such termination date; provided that: (a) all Obligations of the Borrower owing to such Non-Consenting Lender being replaced shall be paid in full to such Non-Consenting Lender concurrently with such assignment, and (b) the replacement Lender shall purchase the foregoing by paying to such Non-Consenting Lender a price equal to the principal amount thereof plus accrued and unpaid interest thereon. In connection with any such assignment, the Borrower, Administrative Agent, such Non-Consenting Lender and the replacement Lender shall otherwise comply with Section 13.6; provided, however, that if such Non-Consenting Lender does not execute and deliver to the Administrative Agent a duly completed Assignment and Acceptance reflecting such assignment, then (i) the failure of such Non-Consenting Lender to execute an Assignment and Acceptance shall not render such assignment invalid and such assignment shall be deemed effective upon satisfaction of the other applicable conditions of Section 13.6 and this Section 13.7(b) and (ii) the Administrative Agent shall be entitled (but not obligated) to execute and deliver such Assignment and Acceptance on behalf of such Non-Consenting Lender and may record such assignment in the Register. Each Lender hereby irrevocably appoints the Administrative Agent (such appointment being coupled with an interest) as such Lender’s attorney-in-fact, with full authority in the place and stead of such Lender and in the name of such Lender, to take any action and to execute any Assignment and Acceptance or other instrument that the Administrative Agent may deem reasonably necessary to carry out the provisions of this Section 13.7(b).
(c)    If any assignment or participation under Section 13.6 is made to any Disqualified Institution without the Borrower’s prior written consent, such assignment or participation shall be void. Nothing in this Section 13.7(c) shall be deemed to prejudice any right or remedy that Holdings or the Borrower may otherwise have at law or at equity.
13.8.    Adjustments; Set-off.
(a)    Except as contemplated in Section 13.6 or elsewhere herein or in any other Credit Document, if any Lender (a “Benefited Lender”) shall at any time receive any payment of all or part of its Revolving Credit Loans, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in Section 11.5, or otherwise), in a greater proportion than any such payment to or

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Collateral received by any other Lender, if any, in respect of such other Lender’s Revolving Credit Loans, or interest thereon, such Benefited Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender’s Revolving Credit Loan, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such Benefited Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefited Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest.
(b)    After the occurrence and during the continuance of an Event of Default, in addition to any rights and remedies of the Lenders provided by Applicable Law, each Lender shall have the right, without prior notice to Holdings, the Borrower, any such notice being expressly waived by Holdings, the Borrower to the extent permitted by Applicable Law but with the prior written consent of the Administrative Agent, upon any amount becoming due and payable by the Borrower hereunder (whether at the stated maturity, by acceleration or otherwise) to set-off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final) (other than payroll, trust, tax, fiduciary, employee health and benefits, pension, 401(k) and petty cash accounts), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any branch or agency thereof to or for the credit or the account of the Borrower. Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such set-off and application made by such Lender; provided that the failure to give such notice shall not affect the validity of such set-off and application.
13.9.    Counterparts; Electronic Signatures. This Agreement and each other Credit Document may be executed in one or more counterparts (and by different parties hereto in different counterparts), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Delivery by fax or other electronic transmission of an executed counterpart of a signature page to this Agreement and each other Credit Document shall be effective as delivery of an original executed counterpart of this Agreement and such other Credit Document and the words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement or any other Credit Document shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.  The Administrative Agent may, in its discretion, require that any such documents and signatures executed electronically or delivered by fax or other electronic transmission be confirmed by a manually-signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature executed electronically or delivered by fax or other electronic transmission.
13.10.    Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
13.11.    INTEGRATION. THE ENGAGEMENT LETTER, ANY FEE LETTER, THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS (AND, SOLELY TO THE EXTENT INCORPORATED BY REFERENCE IN THIS AGREEMENT, THE SENIOR SECURED CREDIT AGREEMENT) REPRESENT THE FINAL AGREEMENT OF HOLDINGS, THE BORROWER, THE COLLATERAL AGENT, THE ADMINISTRATIVE AGENT AND THE LENDERS WITH RESPECT TO THE SUBJECT MATTER HEREOF, AND (1) THERE ARE NO PROMISES, UNDERTAKINGS, REPRESENTATIONS OR WARRANTIES BY HOLDINGS, THE BORROWER, THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT OR ANY LENDER RELATIVE TO SUBJECT MATTER HEREOF NOT EXPRESSLY SET FORTH OR REFERRED TO HEREIN OR IN THE OTHER CREDIT DOCUMENTS, (2) THE ENGAGEMENT

AMERICAS 111453311

LETTER, ANY FEE LETTER, THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES AND (3) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
13.12.    GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
13.13.    Submission to Jurisdiction; Waivers. Each party hereto irrevocably and unconditionally:
(a)    submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Credit Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the exclusive general jurisdiction of the courts of the State of New York (borough of Manhattan), the courts of the United States of America for the Southern District of New York, in each case, in the City of New York, Borough of Manhattan, and appellate courts from any thereof;
(b)    consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;
(c)    agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at its address set forth on Schedule 13.2 at such other address of which the Administrative Agent shall have been notified pursuant to Section 13.2;
(d)    agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction;
(e)    subject to the last paragraph of Section 13.5, waives, to the maximum extent not prohibited by Applicable Law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 13.13 any special, exemplary, punitive or consequential damages; and
(f)    agrees that a final judgment in any action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Applicable Law.

AMERICAS 111453311

13.14.    Acknowledgments. Each of Holdings and the Borrower hereby acknowledges that:
(a)    it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Credit Documents;
(b)    (i) the credit facilities provided for hereunder and any related arranging or other services in connection therewith (including in connection with any amendment, waiver or other modification hereof or of any other Credit Document) are an arm’s-length commercial transaction between Holdings and the Borrower, on the one hand, and the Administrative Agent, the Lenders and the other Agents on the other hand, and Holdings, the Borrower and the other Credit Parties are capable of evaluating and understanding and understand and accept the terms, risks and conditions of the transactions contemplated hereby and by the other Credit Documents (including any amendment, waiver or other modification hereof or thereof); (ii) in connection with the process leading to such transaction, each of the Administrative Agent and the other Agents, is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary for any of Holdings, the Borrower, any other Credit Parties or any of their respective Affiliates, stockholders, creditors or employees or any other Person; (iii) neither the Administrative Agent nor any other Agent has assumed or will assume an advisory, agency or fiduciary responsibility in favor of Holdings, the Borrower or any other Credit Party with respect to any of the transactions contemplated hereby or the process leading thereto, including with respect to any amendment, waiver or other modification hereof or of any other Credit Document (irrespective of whether the Administrative Agent or any other Agent has advised or is currently advising Holdings, the Borrower, the other Credit Parties or their respective Affiliates on other matters) and neither the Administrative Agent or other Agent has any obligation to Holdings, the Borrower, the other Credit Parties or their respective Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Credit Documents; (iv) the Administrative Agent, each other Agent and each Affiliate of the foregoing may be engaged in a broad range of transactions that involve interests that differ from those of Holdings, the Borrower and their respective Affiliates, and neither the Administrative Agent nor any other Agent has any obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship; and (v) neither the Administrative Agent nor any other Agent has provided and none will provide any legal, accounting, regulatory or tax advice with respect to any of the transactions contemplated hereby (including any amendment, waiver or other modification hereof or of any other Credit Document) and Holdings and the Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate. Holdings and the Borrower agree not to claim that the Administrative Agent or any other Agent has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to Holdings, the Borrower or any other Affiliates, in connection with the transactions contemplated hereby or the process leading hereto.
(c)    no joint venture is created hereby or by the other Credit Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among Holdings and the Borrower, on the one hand, and any Lender, on the other hand.
13.15.    WAIVERS OF JURY TRIAL. HOLDINGS, THE BORROWER, EACH AGENT AND EACH LENDER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE (TO THE EXTENT PERMITTED BY APPLICABLE LAW) TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.
13.16.    Confidentiality. The Administrative Agent, each other Agent and each Lender shall hold all non-public information furnished by or on behalf of Holdings, the Borrower or any

AMERICAS 111453311

Subsidiary of the Borrower in connection with such Lender’s evaluation of whether to become a Lender hereunder or obtained by such Lender, the Administrative Agent or such other Agent pursuant to the requirements of this Agreement or in connection with any amendment, supplement, modification or waiver or proposed amendment, supplement, modification or waiver hereto or the other Credit Documents (“Confidential Information”), confidential; provided that the Administrative Agent, each other Agent and each Lender may make disclosure (a) as required by the order of any court or administrative agency or in any pending legal, judicial or administrative proceeding, or otherwise as required by Applicable Law, regulation or compulsory legal process (in which case such Lender, the Administrative Agent or such other Agent shall use commercially reasonable efforts to inform the Borrower promptly thereof to the extent lawfully permitted to do so (except with respect to any audit or examination conducted by bank accountants or any self-regulatory authority or governmental or regulatory authority exercising examination or regulatory authority)), (b) to such Lender’s or the Administrative Agent’s or such other Agent’s attorneys, professional advisors, independent auditors, trustees or Affiliates involved in the Transactions (other than Excluded Affiliates) on a “need to know” basis and who are made aware of and agree to comply with the provisions of this Section 13.16, in each case on a confidential basis (with such Lender, the Administrative Agent or such other Agent responsible for such persons’ compliance with this Section 13.16), (c) to any bona fide investor or prospective bona investor in a Securitization that agrees its access to information regarding the Credit Parties, the Revolving Credit Loans and the Credit Documents is solely for purposes of evaluating an investment in a Securitization and who agrees to treat such information as confidential in accordance with this Section 13.16, (d) on a confidential basis to any bona fide prospective Lender, prospective participant ~~or~~, swap counterparty or other counterparty party to another transaction under which payments are to be made by reference to the Borrower or its obligations, this Agreement or payments hereunder (in each case, other than a Disqualified Institution or a Person who the Borrower has affirmatively denied assignment thereto in accordance with Section 13.6), (e) to the extent requested by any bank regulatory authority having jurisdiction over a Lender or its Affiliates (including in any audit or examination conducted by bank accountants or any self-regulatory authority or governmental or regulatory authority exercising examination or regulatory authority), (f) to a trustee, collateral manager, servicer, backup servicer, noteholder or secured party in connection with the administration, servicing and reporting on the assets serving as collateral for a Securitization and who agrees to treat such information as confidential, (g) to a nationally recognized ratings agency that requires access to information regarding the Credit Parties, the Revolving Credit Loans and Credit Documents in connection with ratings issued with respect to a Securitization, (h) to any other party hereto, (i) in connection with the exercise of any remedies hereunder or under any other Credit Document or any action or proceeding relating to this Agreement or any other Credit Document or the enforcement of rights hereunder or thereunder, (j) to the extent such Confidential Information (x) becomes publicly available other than as a result of a breach of this Section 13.16, or (y) becomes available to the Administrative Agent, any Lender or any of their respective branches or Affiliates on a nonconfidential basis from a source other than the Borrower who did not acquire such information as a result of a breach of this Section 13.16, (k) to the extent required by a potential or actual insurer or reinsurer in connection with providing insurance, reinsurance or credit risk mitigation coverage under which payments are to be made or may be made by reference to this Agreement, (l) as consented by the Borrower in writing~~, (i) to other parties to this Agreement, (j) solely to the extent necessary to allow the enforcement of remedies pursuant to the Credit Documents (k) to credit insurers in the ordinary course of business solely to the extent reasonably necessary for the provision of services from such credit insurers~~  or (~~l~~m) to market data collectors and/or the CUSIP bureau; provided that any information disclosed pursuant to this clause (~~l~~m) shall be limited only to the terms and provisions of this Agreement and the identity of the parties thereto and solely to the extent reasonably necessary for such purposes and only in the ordinary course of business; for the avoidance of doubt in no event may operational information relating to the Borrower or Holdings be disclosed pursuant to this clause (~~l~~m). Each Lender, the Administrative Agent and each other Agent agrees that it will not provide to prospective Transferees or to any pledgee referred to in Section 13.6 or to prospective

AMERICAS 111453311

direct or indirect contractual counterparties to any swap or derivative transactions ~~to be entered into in connection with or relating to Revolving Credit Loans made~~or other transaction under which payments are to be made by reference to the Borrower and its obligations, this Agreement or payments hereunder any of the Confidential Information unless such Person is advised of and agrees to be bound by the provisions of this Section 13.16 or confidentiality provisions at least as restrictive as those set forth in this Section 13.16.
13.17.    Direct Website Communications.
(a)    Holdings and the Borrower may, at their option, provide to the Administrative Agent any information, documents and other materials that they are obligated to furnish to the Administrative Agent pursuant to the Credit Documents, including, all notices, requests, financial statements, financial and other reports, certificates and other information materials, but excluding any such communication that (A) relates to a request for a new, or a conversion of an existing, Borrowing or other extension of credit (including any election of an interest rate or Interest Period relating thereto), (B) relates to the payment of any principal or other amount due under this Agreement prior to the scheduled date therefor, (C) provides notice of any Default or Event of Default under this Agreement, or (D) is required to be delivered to satisfy any condition precedent to the effectiveness of this Agreement and/or any Borrowing or other extension of credit thereunder (all such non-excluded communications being referred to herein collectively as “Communications”), by transmitting the Communications in an electronic/soft medium in a format reasonably acceptable to the Administrative Agent at GlAgentOfficeOps@Citi.com; provided that: (i) upon written request by the Administrative Agent, Holdings or the Borrower shall deliver paper copies of such documents to the Administrative Agent for further distribution to each Lender until a written request to cease delivering paper copies is given by the Administrative Agent and (ii) Holdings or the Borrower shall notify (which may be by facsimile or electronic mail) the Administrative Agent of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. Each Lender shall be solely responsible for timely accessing posted documents or requesting delivery of paper copies of such documents from the Administrative Agent and maintaining its copies of such documents. Nothing in this Section 13.17 shall prejudice the right of Holdings, the Borrower, the Administrative Agent, any other Agent or any Lender to give any notice or other communication pursuant to any Credit Document in any other manner specified in such Credit Document.
(b)    The Administrative Agent agrees that the receipt of the Communications by the Administrative Agent at its e-mail address set forth above shall constitute effective delivery of the Communications to the Administrative Agent for purposes of the Credit Documents. Each Lender agrees that notice to it (as provided in the next sentence) specifying that the Communications have been posted to the Platform shall constitute effective delivery of the Communications to such Lender for purposes of the Credit Documents. Each Lender agrees (A) to notify the Administrative Agent in writing (including by electronic communication) from time to time of such Lender’s e-mail address to which the foregoing notice may be sent by electronic transmission and (B) that the foregoing notice may be sent to such e-mail address.
(c)    Holdings and the Borrower further agree that the Agents may make the Communications available to the Lenders by posting the Communications on Intralinks or a substantially similar electronic transmission system (the “Platform”), so long as the access to such Platform is limited (i) to the Agents, the Lenders or any bona fide potential Transferee and (ii) remains subject the confidentiality requirements set forth in Section 13.16.

AMERICAS 111453311

(d)    THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE”. THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE COMMUNICATIONS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE COMMUNICATIONS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE COMMUNICATIONS OR THE PLATFORM. In no event shall any Agent or their Related Parties (collectively, the “Agent Parties” and each an “Agent Party”) have any liability to Holdings, the Borrower, any Lender or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of Holdings’, the Borrower’s or any Agent’s transmission of Communications through the internet, except to the extent the liability of any Agent Party resulted from such Agent Party’s (or any of its Related Parties’ (other than trustees or advisors)) gross negligence, bad faith or willful misconduct or material breach of the Credit Documents (as determined in a final non-appealable judgment of a court of competent jurisdiction).
(e)    The Borrower and each Lender acknowledge that certain of the Lenders may be “public-side” Lenders (Lenders that do not wish to receive material non-public information with respect to Holdings, the Borrower, the Subsidiaries of the Borrower or their securities) and, if documents or notices required to be delivered pursuant to the Credit Documents or otherwise are being distributed through the Platform, any document or notice that Holdings or the Borrower has indicated contains only publicly available information with respect to Holdings, the Borrower and the Subsidiaries of the Borrower and their securities may be posted on that portion of the Platform designated for such public-side Lenders. If Holdings or the Borrower has not indicated whether a document or notice delivered contains only publicly available information, the Administrative Agent shall post such document or notice solely on that portion of the Platform designated for Lenders who wish to receive material nonpublic information with respect to Holdings, the Borrower, the Subsidiaries of the Borrower and their securities. Notwithstanding the foregoing, Holdings and the Borrower shall use commercially reasonable efforts to indicate whether any document or notice contains only publicly available information.
13.18.    USA PATRIOT Act. Each Lender hereby notifies the Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (as amended, the “Patriot Act”), it is required to obtain, verify and record information that identifies each Credit Party, which information includes the name and address of each Credit Party and other information that will allow such Lender to identify each Credit Party in accordance with the Patriot Act.
13.19.    Payments Set Aside. To the extent that any payment by or on behalf of the Borrower is made to any Agent or any Lender, or any Agent or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by such Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender severally agrees to pay to the Administrative Agent upon demand its applicable share of any amount so recovered from or repaid by any Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the applicable Overnight Rate from time to time in effect.

AMERICAS 111453311

13.20.    Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Credit Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an Affected Financial Institution arising under any Credit Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)    the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and
(b)    the effects of any Bail-in Action on any such liability, including, if applicable:
(i)    a reduction in full or in part or cancellation of any such liability;
(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Credit Document; or
(iii)    the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority.
13.21.    Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Revolving Credit Loan or other Obligation owing under this Agreement, together with all fees, charges and other amounts that are treated as interest on such Revolving Credit Loan or other Obligation under Applicable Law (collectively, “charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) that may be contracted for, charged, taken, received or reserved by the Lender or other Person holding such Revolving Credit Loan or other Obligation in accordance with Applicable Law, the rate of interest payable in respect of such Revolving Credit Loan or other Obligation hereunder, together with all charges payable in respect thereof, shall be limited to the Maximum Rate.  To the extent lawful, the interest and charges that would have been paid in respect of such Revolving Credit Loan or other Obligation but were not paid as a result of the operation of this Section 13.21 shall be cumulated and the interest and charges payable to such Lender or other Person in respect of other Revolving Credit Loans or Obligations or periods shall be increased (but not above the amount collectible at the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate for each day to the date of repayment, shall have been received by such Lender or other Person.  Any amount collected by such Lender or other Person that exceeds the maximum amount collectible at the Maximum Rate shall be applied to the reduction of the principal balance of such Revolving Credit Loan or other Obligation or refunded to the Borrower so that at no time shall the interest and charges paid or payable in respect of such Revolving Credit Loan or other Obligation exceed the maximum amount collectible at the Maximum Rate.
[remainder of page intentionally left blank]

AMERICAS 111453311

EXHIBIT B

[See attached.]

AMERICAS 124388093

EXHIBIT E-1
TO THE CREDIT AGREEMENT

FORM OF
U.S. TAX COMPLIANCE CERTIFICATE
(For Non-U.S. Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement dated as of February 4, 2022 (as the same may be amended, restated, amended and restated, supplemented or otherwise modified, refinanced or replaced from time to time, the “Credit Agreement”), among VISTRA INTERMEDIATE COMPANY LLC (“Holdings”), VISTRA OPERATIONS COMPANY LLC (the “Borrower”), the financial institutions from time to time party thereto as lenders and CITIBANK, N.A., as Administrative Agent and Collateral Agent.

Pursuant to the provisions of Section 5.4 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a “10 percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, (iv) it is not a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code, and (v) no interest payments in connection with the Credit Documents are effectively connected with the undersigned’s conduct of a U.S. trade or business.

The undersigned has furnished the Administrative Agent and the Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]

By: _____________________________
Name:

Title:

Date: ______ ___, 202[ ]

AMERICAS 124388093

EXHIBIT E-2
TO THE CREDIT AGREEMENT

FORM OF
U.S. TAX COMPLIANCE CERTIFICATE
(For Non-U.S. Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement dated as of February 4, 2022 (as the same may be amended, restated, amended and restated, supplemented or otherwise modified, refinanced or replaced from time to time, the “Credit Agreement”), among VISTRA INTERMEDIATE COMPANY LLC (“Holdings”), VISTRA OPERATIONS COMPANY LLC (the “Borrower”), the financial institutions from time to time party thereto as lenders and CITIBANK, N.A., as Administrative Agent and Collateral Agent.

Pursuant to the provisions of Section 5.4 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a “10 percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, (iv) it is not a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code, and (v) no interest payments in connection with the Credit Documents are effectively connected with the undersigned’s conduct of a U.S. trade or business.

The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]

By: _____________________________
Name:

Title:

Date: ______ ___, 202[ ]

AMERICAS 124388093

EXHIBIT E-3
TO THE CREDIT AGREEMENT

FORM OF
U.S. TAX COMPLIANCE CERTIFICATE
(For Non-U.S. Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement dated as of February 4, 2022 (as the same may be amended, restated, amended and restated, supplemented or otherwise modified, refinanced or replaced from time to time, the “Credit Agreement”), among VISTRA INTERMEDIATE COMPANY LLC (“Holdings”), VISTRA OPERATIONS COMPANY LLC (the “Borrower”), the financial institutions from time to time party thereto as lenders and CITIBANK, N.A., as Administrative Agent and Collateral Agent.

Pursuant to the provisions of Section 5.4 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect to such participation, neither the undersigned nor any of its direct or indirect partners/members is a “bank” extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a “10 percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, (v) none of its direct or indirect partners/members is a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code, and (vi) no payments in connection with the Credit Documents are effectively connected with the undersigned’s conduct of a U.S. trade or business or the conduct of a U.S. trade or business by any of its direct or indirect partners/members claiming the portfolio interest exemption on behalf of itself or any of its beneficial owners.

The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]

By: _____________________________
Name:

Title:

Date: ______ ___, 202[ ]

AMERICAS 124388093

EXHIBIT E-4
TO THE CREDIT AGREEMENT

FORM OF
U.S. TAX COMPLIANCE CERTIFICATE
(For Non-U.S. Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement dated as of February 4, 2022 (as the same may be amended, restated, amended and restated, supplemented or otherwise modified, refinanced or replaced from time to time, the “Credit Agreement”), among VISTRA INTERMEDIATE COMPANY LLC (“Holdings”), VISTRA OPERATIONS COMPANY LLC (the “Borrower”), the financial institutions from time to time party thereto as lenders and CITIBANK, N.A., as Administrative Agent and Collateral Agent.

Pursuant to the provisions of Section 5.4 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to this Credit Agreement or any other Credit Document, neither the undersigned nor any of its direct or indirect partners/members is a “bank” extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a “10 percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, (v) none of its direct or indirect partners/members is a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code, and (vi) no payments in connection with the Credit Documents are effectively connected with the undersigned’s conduct of a U.S. trade or business or the conduct of a U.S. trade or business by any of its direct or indirect partners/members claiming the portfolio interest exemption on behalf of itself or any of its beneficial owners.

The undersigned has furnished the Administrative Agent and the Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]

By: _____________________________
Name:

Title:

Date: ______ ___, 202[ ]

AMERICAS 124388093